EXECUTION COPY


--------------------------------------------------------------------------------





                                CREDIT AGREEMENT


                                   dated as of


                                  July 21, 1999


                                      among


                         ALLIED WASTE INDUSTRIES, INC.,

                        ALLIED WASTE NORTH AMERICA, INC.,

                            The Lenders Party Hereto,


                            THE CHASE MANHATTAN BANK,
                  as Administrative Agent and Collateral Agent

                               CITICORP USA, INC.,
                              as Syndication Agent

                                       and

                           DLJ CAPITAL FUNDING, INC.,

                                       and

                           CREDIT SUISSE FIRST BOSTON
                             as Documentation Agents
                           ---------------------------

               CHASE SECURITIES INC. and SALOMON SMITH BARNEY INC.
                                  as Arrangers


                             CHASE SECURITIES INC.,
                                 as Book Manager


--------------------------------------------------------------------------------



                                             TABLE OF CONTENTS


                                                                                                      Page
                                                 ARTICLE I    Definitions

         SECTION 1.01.  Defined Terms....................................................................2
         SECTION 1.02.  Classification of Loans and Borrowings..........................................38
         SECTION 1.03.  Terms Generally.................................................................39
         SECTION 1.04.  Accounting Terms; GAAP. ........................................................39


                                                ARTICLE II    The Credits

         SECTION 2.01.  Commitments.....................................................................39
         SECTION 2.02.  Loans and Borrowings............................................................40
         SECTION 2.03.  Requests for Borrowings.........................................................40
         SECTION 2.04.  Swingline Loans.................................................................41
         SECTION 2.05.  Letters of Credit...............................................................42
         SECTION 2.06.  Funding of Borrowings...........................................................47
         SECTION 2.07.  Interest Elections..............................................................47
         SECTION 2.08.  Termination and Reduction of Commitments........................................48
         SECTION 2.09.  Repayment of Loans; Evidence of Debt............................................49
         SECTION 2.10.  Amortization of Term Loans......................................................50
         SECTION 2.11.  Prepayment of Loans.............................................................53
         SECTION 2.12.  Fees............................................................................55
         SECTION 2.13.  Interest........................................................................56
         SECTION 2.14.  Alternate Rate of Interest......................................................56
         SECTION 2.15.  Increased Costs.................................................................57
         SECTION 2.16.  Break Funding Payments..........................................................58
         SECTION 2.17.  Taxes...........................................................................58
         SECTION 2.18.  Payments Generally; Pro Rata Treatment;
                                    Sharing of Setoffs..................................................60
         SECTION 2.19.  Mitigation Obligations; Replacement of Lenders..................................62


                                                ARTICLE III   Representations and Warranties

         SECTION 3.01.  Organization; Powers............................................................63
         SECTION 3.02.  Authorization...................................................................63
         SECTION 3.03.  Enforceability..................................................................64
         SECTION 3.04.  Governmental Approvals..........................................................64
         SECTION 3.05.  Financial Statements............................................................65
         SECTION 3.06.  No Material Adverse Change......................................................65
         SECTION 3.07.  Title to Properties; Possession Under Leases....................................65
         SECTION 3.08.  Subsidiaries; Other Equity Investments..........................................66
         SECTION 3.09.  Litigation; Compliance with Laws................................................66
         SECTION 3.10.  Agreements......................................................................66
         SECTION 3.11.  Federal Reserve Regulations.....................................................67
         SECTION 3.12.  Investment Company Act; Public Utility Holding
                                    Company Act.........................................................67
         SECTION 3.13.  Tax Returns.....................................................................67
         SECTION 3.14.  No Material Misstatements.......................................................67
         SECTION 3.15.  Employee Benefit Plans..........................................................67
         SECTION 3.16.  Environmental Matters...........................................................68
         SECTION 3.17.  Insurance.......................................................................69
         SECTION 3.18.  Labor Matters...................................................................69
         SECTION 3.19.  Solvency........................................................................69
         SECTION 3.20.  Intellectual Property...........................................................69
         SECTION 3.21.  Year 2000.......................................................................70
         SECTION 3.22.  Senior Indebtedness.............................................................70
         SECTION 3.23.  Security Interests..............................................................70
         SECTION 3.24.  Tranche D Representations and Warranties........................................71


                                                ARTICLE IV    Conditions

         SECTION 4.01.  Effective Date..................................................................71
         SECTION 4.02.  Each Credit Event...............................................................76
         SECTION 4.03.  Determinations Under Section 4.01...............................................76
         SECTION 4.04.  Modification of Schedules.......................................................76


                                                ARTICLE V-A   Affirmative Covenants

         SECTION 5.01A.  Existence; Businesses and Properties...........................................76
         SECTION 5.02A.  Insurance......................................................................77
         SECTION 5.03A.  Obligations and Taxes..........................................................77
         SECTION 5.04A.  Financial Statements, Reports, Etc.............................................78
         SECTION 5.05A.  Litigation and Other Notices...................................................80
         SECTION 5.06A.  Employee Benefits..............................................................80
         SECTION 5.07A.  Maintaining Records; Access to Properties
                                    and Inspections.....................................................80
         SECTION 5.08A.  Environmental Laws.............................................................81
         SECTION 5.09A.  Preparation of Environmental Reports...........................................81
         SECTION 5.10A.  Further Assurances.............................................................82
         SECTION 5.11A.  Compliance with Terms of Leaseholds............................................83
         SECTION 5.12A.  Performance of Material Agreements.............................................84
         SECTION 5.13A.  Inactive Subsidiaries..........................................................84
         SECTION 5.14A.  Year 2000......................................................................84
         SECTION 5.15A.  Information Regarding Collateral...............................................84
         SECTION 5.16A.  Casualty and Condemnation......................................................84
         SECTION 5.17A.  Compliance with Laws...........................................................84
         SECTION 5.18A.  Use of Proceeds and Letters of Credit..........................................85
         SECTION 5.19A.  Interest Rate Protection.......................................................85
         SECTION 5.20A.  Asset Sales....................................................................85


                                                ARTICLE V-B   Tranche D Affirmative Covenants

         SECTION 5.01B.  Existence; Businesses and Properties...........................................85
         SECTION 5.02B.  Insurance......................................................................86
         SECTION 5.03B.  Obligations and Taxes..........................................................86
         SECTION 5.04B.  Financial Statements, Reports, Etc.............................................87
         SECTION 5.05B.  Litigation and Other Notices...................................................88
         SECTION 5.06B.  Employee Benefits..............................................................89
         SECTION 5.07B.  Maintaining Records; Access to Properties and
                                    Inspections.........................................................89
         SECTION 5.08B.  Environmental Laws.............................................................89
         SECTION 5.09B.  Preparation of Environmental Reports...........................................90
         SECTION 5.10B.  Compliance with Terms of Leaseholds............................................90
         SECTION 5.11B.  Performance of Material Agreements.............................................91
         SECTION 5.12B.  Inactive Subsidiaries..........................................................91
         SECTION 5.13B.  Year 2000......................................................................91
         SECTION 5.14B.  Compliance with Laws...........................................................91
         SECTION 5.15B.  Use of Proceeds and Letters of Credit..........................................91
         SECTION 5.16B.  Interest Rate Protection.......................................................91
         SECTION 5.17B.  Asset Sales....................................................................91
         SECTION 5.18B.  Further Assurances to the Tranche D Lenders....................................92
         SECTION 5.19B.  Additional Permitted Subordinated Debt.........................................92
         SECTION 5.20B.  Preliminary Offering Memorandum................................................92


                                               ARTICLE VI-A   Negative Covenants

         SECTION 6.01A.  Indebtedness; Certain Equity Securities........................................93
         SECTION 6.02A.  Liens..........................................................................95
         SECTION 6.03A.  No Other Negative Pledge.......................................................97
         SECTION 6.04A.  Sale and Lease-Back Transactions...............................................97
         SECTION 6.05A.  Investments, Loans, Guarantees and
                                    Acquisitions........................................................98
         SECTION 6.06A.  Mergers, Consolidations, Sales of Assets and
                                    Acquisitions.......................................................100
         SECTION 6.07A.  Hedging Agreements............................................................101
         SECTION 6.08A.  Restricted Payments; Certain Payments of
                                    Indebtedness.......................................................101
         SECTION 6.09A.  Transactions with Affiliates..................................................103
         SECTION 6.10A.  Business of Allied Waste, Borrower and
                                    Subsidiaries.......................................................103
         SECTION 6.11A.  Other Indebtedness and Agreements.............................................104
         SECTION 6.12A.  Amendment of Material Documents...............................................104
         SECTION 6.13A.  Interest Coverage Ratio.......................................................105
         SECTION 6.14A.  Leverage Ratio................................................................105
         SECTION 6.15A.  Capital Expenditure...........................................................105
         SECTION 6.16A.  Designation of Unrestricted Subsidiaries......................................105


                                               ARTICLE VI-B   Tranche D Negative Covenants

         SECTION 6.01B.  Indebtedness; Certain Equity Securities.......................................106
         SECTION 6.02B.  Liens.........................................................................109
         SECTION 6.03B.  No Other Negative Pledge......................................................110
         SECTION 6.04B.  Sale and Lease-Back Transactions..............................................111
         SECTION 6.05B.  Investments, Loans, Guarantees and
                                    Acquisitions.......................................................111
         SECTION 6.06B.  Mergers, Consolidations, Sales of Assets
                                    and Acquisitions...................................................112
         SECTION 6.07B.  Hedging Agreements............................................................113
         SECTION 6.08B.  Restricted Payments; Certain Payments of
                                    Indebtedness.......................................................113
         SECTION 6.09B.  Transactions with Affiliates..................................................114
         SECTION 6.10B.  Business of Allied Waste, Borrower and
                                    Subsidiaries.......................................................115
         SECTION 6.11B.  Other Indebtedness and Agreements.............................................115
         SECTION 6.12B.  Designation of Unrestricted Subsidiaries......................................116
         SECTION 6.13B.  Asset Disposition.............................................................116
         SECTION 6.14B.  Limitation on Senior Subordinated
                                    Indebtedness.......................................................117
         SECTION 6.15B.  Capital Expenditure...........................................................117
                                                ARTICLE VII   Events of Default; Right To Cure

         SECTION 7.01.  Events of Default..............................................................118
         SECTION 7.02.  Borrower's Right to Cure.......................................................123


                                               ARTICLE VIII   The Administrative Agent


                                                ARTICLE IX    Miscellaneous

         SECTION 9.01.  Notices........................................................................126
         SECTION 9.02.  Waivers; Amendments............................................................126
         SECTION 9.03.  Expenses; Indemnity; Damage Waiver.............................................129
         SECTION 9.04.  Successors and Assigns.........................................................130
         SECTION 9.05.  Survival.......................................................................134
         SECTION 9.06.  Counterparts; Integration; Effectiveness.......................................134
         SECTION 9.07.  Severability...................................................................134
         SECTION 9.08.  Right of Setoff................................................................135
         SECTION 9.09.  Governing Law; Jurisdiction; Consent to
                                    Service of Process.................................................135
         SECTION 9.10.  WAIVER OF JURY TRIAL...........................................................135
         SECTION 9.11.  Headings.......................................................................136
         SECTION 9.12.  Confidentiality................................................................136
         SECTION 9.13.  Interest Rate Limitation.......................................................136
         SECTION 9.14.   Exchange of Loans for Exchange Notes..........................................137
         SECTION 9.15.  Registration Rights............................................................137


                                                 ARTICLE X    Subordination
         SECTION 10.01.  Agreement To Subordinate......................................................138
         SECTION 10.02.  Liquidation, Dissolution, Bankruptcy..........................................138
         SECTION 10.03.  Default on Senior Indebtedness................................................138
         SECTION 10.04.  Acceleration of Payment of Notes..............................................139
         SECTION 10.05.  When Distributions Must Be Paid Over..........................................139
         SECTION 10.06.  Subrogation...................................................................139
         SECTION 10.07.  Relative Rights...............................................................139
         SECTION 10.08.  Subordination May Not Be Impaired by
                                    Borrower...........................................................140
         SECTION 10.09.  Rights of Administrative Agent................................................140
         SECTION 10.10.  Distribution or Notice to Representative......................................140
         SECTION 10.11.  Article X Not To Prevent Tranche D Events
                                    of Default or Limit Right To Accelerate............................140
         SECTION 10.12.  Administrative Agent Entitled To Rely.........................................140
         SECTION 10.13.  Administrative Agent To Effectuate
                                    Subordination......................................................141
         SECTION 10.14.  Administrative Agent Not Fiduciary for
                                    Holders of Senior Indebtedness.....................................141
         SECTION 10.15.  Reliance by Holders of Senior Indebtedness
                                    on Subordination Provisions........................................141



         SCHEDULES:

         Schedule 2.01     --       Commitments
         Schedule 2.05     --       Existing Letters of Credit
         Schedule 3.07     --       Landfills
         Schedule 3.08     --       Subsidiaries; Equity Investments;
                                            Inactive Subsidiaries
         Schedule 3.09     --       Litigation
         Schedule 3.15     --       Employee Benefit Plans
         Schedule 3.16     --       Environmental Matters
         Schedule 3.17     --       Insurance
         Schedule 5.13     --       Inactive Subsidiaries
         Schedule 5.20     --       Planned Asset Sales
         Schedule 6.01     --       Existing Indebtedness
         Schedule 6.02(I)  --       Existing Liens
         Schedule 6.02(II) --       Existing Liens To Be Released
         Schedule 6.05     --       Investments
         Schedule 6.08     --       Required Joint Venture Restricted Payments


         EXHIBITS:

         Exhibit A                  --      Form of Assignment and   Acceptance
         Exhibit A-2                --      Form of Tranche D Assignment and
                                              Acceptance
         Exhibit B                  --      Intentionally Omitted
         Exhibit C                  --      Form of Collateral Trust Agreement
         Exhibit D                  --      Form of Exchange Note Indenture
         Exhibit E-1                --      Form of Indemnity, Subrogation and
                                              Contribution Agreement
         Exhibit E-2                --      Form of Subordinated Indemnity,
                                              Subrogation and Contribution
                                              Agreement
         Exhibit F                  --      Form of Non-Shared Collateral Pledge
                                              Agreement
         Exhibit G                  --      Form of Non-Shared Collateral
                                              Security Agreement
         Exhibit H                  --      Form of Parent Guarantee Agreement
         Exhibit I-1                --      Form of Non-Shared Collateral
                                              Perfection Certificate
         Exhibit I-2                --      Form of Shared Collateral Perfection
                                              Certificate
         Exhibit J                  --      Form of Shared Collateral Pledge
                                              Agreement
         Exhibit K                  --      Form of Shared Collateral Security
                                              Agreement
         Exhibit L                  --      Form of Subordinated Parent
                                              Guarantee Agreement
         Exhibit M                  --      Form of Subordinated Subsidiary
                                              Guarantee Agreement
         Exhibit N                  --      Form of Subsidiary
                                              Guarantee Agreement
         Exhibit O-1                --      Form of Legal Opinion of Fried,
                                              Frank, Harris, Shriver & Jacobson
         Exhibit O-2                --      Form of Legal Opinion of Steve Helm
         Exhibit P                  --      Form of Portfolio Exemption
                                              Certificate

                                    CREDIT  AGREEMENT dated as of July 21, 1999,
                           among ALLIED WASTE INDUSTRIES, INC., ALLIED WASTE NORTH AMERICA, INC., the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent.


                  Pursuant to a Merger Agreement dated as of March 7, 1999 (together with the exhibits and schedules thereto, the "Merger Agreement"), among Allied Waste, MergerCo and BFI (such term and each other capitalized term used but not defined in this preamble having the meaning given it in Article I), MergerCo will be merged with and into BFI (the "Merger") in a transaction in which the outstanding shares of common stock of BFI will be converted into the right to receive cash consideration of $45 per share. Upon consummation of the Merger, Allied Waste will own, directly or indirectly through wholly owned Subsidiaries, 100% of the capital stock of BFI and Allied Waste will directly own 100% of the capital stock of AWNA. In connection with the consummation of the Merger, (a) AWNA will obtain the credit facilities provided for hereunder,
(b) AWNA will (i) issue up to $2,500,000,000 of its Senior Subordinated Notes in a public offering or in a Rule 144A or other private placement and (ii) to the extent AWNA has not issued $2,500,000,000 of its Senior Subordinated Notes on or before the Effective Date, borrow Tranche D Term Loans hereunder in an aggregate principal amount equal to any shortfall, minus the amount of Net Available Proceeds from Asset Sales or issuances of Equity Interests that the Borrower anticipates will be applied to reductions of the Tranche D Commitments or Tranche D Term Loans pursuant to and in accordance with Section 2.10(f) or (j),
(c) all the existing commercial paper of BFI and all indebtedness under the BFI Credit Facility (other than Existing Letters of Credit) will be repaid in full,
(d) all the indebtedness under the Existing Credit Agreement of AWNA will be repaid in full, (e) substantially all the other existing long-term indebtedness of AWNA and BFI will remain outstanding after the Merger and (f) the Sponsors will purchase the Sponsor Preferred Stock from Allied Waste for cash consideration of $1,000,000,000.

                  AWNA has requested the Lenders to extend credit hereunder in the form of (a) Asset Sale Term Loans on the Effective Date in an aggregate principal amount of $1,000,000,000, (b) Tranche A Term Loans on the Effective Date in an aggregate principal amount of $1,750,000,000, (c) Tranche B Term Loans on the Effective Date in an aggregate principal amount of $1,250,000,000,
(d) Tranche C Term Loans on the Effective Date in an aggregate principal amount of $1,500,000,000, (e) Tranche D Term Loans on the Effective Date in an aggregate principal amount equal to $2,500,000,000 minus the amount, if any, of its Senior Subordinated Notes issued on or before the Effective Date and (f) Revolving Loans, Letters of Credit and Swingline Loans at any time and from time to time prior to the Revolving Maturity Date in an aggregate principal amount at any time outstanding not in excess of $1,500,000,000 (subject to the limitations set forth herein).

                  The proceeds of the Term Loans, together with the proceeds of the Sponsor Preferred Stock and the Senior Subordinated Notes, are to be used solely for (a) the payment of the Merger Consideration, (b) the payment of fees and expenses payable in connection with the Transactions, (c) the repayment of the Existing Credit Facility, the BFI Credit Facility and commercial paper of BFI and (d) the repayment of severance and termination obligations of BFI in connection with the Merger. The proceeds of Revolving Loans and Swingline Loans are to be used for general corporate purposes, including working capital, to make payments, if any, arising out of the exercise by BFI stockholders of their appraisal rights in connection with the Merger and to finance Permitted Acquisitions, Investments permitted by Section 6.05A and 6.05B and Capital Expenditures.

                  The Senior Lenders, Tranche D Lenders and the Swingline Lender are willing to extend such credit and the Issuing Banks are willing to issue Letters of Credit on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:


                                                 ARTICLE I

                                                Definitions

                  SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "A, B and C Term Borrowings" means Tranche A Term Borrowings, Tranche B Term Borrowings and Tranche C Term Borrowings.

                  "A, B and C Term Commitments" means Tranche A Commitments, Tranche B Commitments and Tranche C Commitments.

                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Acquired Business" means (a) any Person substantially all of the capital stock or other ownership interests of which is acquired after the date hereof by Allied Waste and/or a Subsidiary and (b) any assets constituting a discrete business or operating unit acquired on or after the date hereof by Allied Waste or a Subsidiary, in each case in accordance with the terms of this Agreement.

                  "Acquired Indebtedness" means Indebtedness of an Acquired Business outstanding on the date such Acquired Business was acquired by Allied Waste and/or one of its Subsidiaries.

                  "Acquisition Consideration" means, with respect to any acquisition, the aggregate amount of consideration paid by the members of the Allied Group in connection therewith, including, without limitation (but without duplication):

                  (1) the aggregate amount of cash paid and the aggregate fair market value of noncash property delivered by members of the Allied Group in connection with such acquisition;

                  (2) the aggregate amount of Indebtedness and other liabilities retained by the Acquired Business; and

                  (3) the aggregate amount of Indebtedness and other liabilities of the Acquired Business or the Sellers thereof (other than those referred to in clause (2) above) assumed by the members of the Allied Group, in connection with such acquisition.

but in any event excluding (x) common stock, Preferred Stock (other than Cash-Pay Preferred Stock) and other Non-Cash-Pay Equity Interests issued by
Allied Waste in connection with such acquisition, (y) payment obligations of members of the Allied Group based on post-acquisition performance of the Acquired Business and (z) liabilities for which members of the Allied Group have received indemnification or other financial assurances from or on behalf of the transferor (so long as the obligors on such indemnification or other financial assurances are, in the reasonable opinions of the Administrative Agent and the Borrower, creditworthy).

                  "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means The Chase Manhattan Bank, in its capacity as administrative agent for the Lenders hereunder and as Collateral Agent for the Senior Lenders hereunder.

                  "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Allied Group" means, collectively, Allied Waste and Allied Waste's Restricted Subsidiaries (including, without limitation, the Borrower and its subsidiaries that are Restricted Subsidiaries), and a "member" of the Allied Group means Allied Waste and each of Allied Waste's Restricted Subsidiaries. For purposes of the representations and warranties made herein on (and the conditions to borrowing on) the Effective Date, the term "Allied Group" includes each of BFI and its subsidiaries.

                  "Allied   Guarantee"  means  a  supplemental   indenture,   in
substantially the form approved by the Administrative Agent, pursuant to which AWNA and Allied Waste Guarantee the BFI Indenture Debt.

                  "Allied Waste" means Allied Waste Industries, Inc., a Delaware corporation.

                  "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate.

                  "Apollo" means Apollo Management IV, L.P or its Permitted Transferees (exclusive of the Allied Group).

                  "Applicable Margin" means, for any day (a) with respect to any Asset Sale Term Loan, the applicable Asset Sale Term Loan Margin, (b) with respect to any Tranche B Term Loan, the applicable Tranche B Margin, (c) with respect to any Tranche C Term Loan, the applicable Tranche C Margin, (d) with respect to any Tranche D Loan, the applicable Tranche D Margin, and (e) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan or a Tranche A Term Loan, the applicable interest rate margin per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be, based upon the Leverage Ratio as of the most recent determination date; provided that the ABR Spread relating to Swingline Loans, whenever such Leverage Ratio is in Category 2, 3 or 4, will be .25% lower than the ABR Spread reflected in the table below and whenever such Leverage Ratio is in Category 5, will be 0%; provided, further, that until the later of (i) the delivery pursuant to Section 5.04A(b) of Allied Waste's Consolidated financial statements for the fiscal quarter ending March 31, 2000 and (ii) the repayment in full of the Asset Sale Term Loans, the "Applicable Margin" for purposes of this clause (e) shall be the applicable rate per annum set forth below in Category 1:

----------------------------------------------------------------------=====================================

                                                          ABR                       Eurodollar
               Leverage Ratio:                          Spread                        Spread
----------------------------------------------------------------------=====================================
----------------------------------------------------------------------=====================================

                  Category 1
    Greater than or equal to 5.00 to 1.00                1.50%                         2.50%
----------------------------------------------------------------------=====================================
----------------------------------------------------------------------=====================================

                  Category 2
  Greater than or equal to 4.50 to 1.00 but              1.25%                         2.25%
            less than 5.00 to 1.00

                  Category 3
  Greater than or equal to 4.00 to 1.00 but              1.00%                         2.00%
            less than 4.50 to 1.00

                  Category 4
  Greater than or equal to 3.50 to 1.00 but              0.75%                         1.75%
            less than 4.00 to 1.00

                  Category 5
  Greater than or equal to 3.00 to 1.00 but             0.375%                        1.375%
            less than 3.50 to 1.00

                  Category 6
            Less than 3.00 to 1.00                        0%                           1.00%
----------------------------------------------------------------------=====================================


                  For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon Allied Waste's Consolidated financial statements delivered pursuant to Section 5.04A(a) or (b) and (ii) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Borrower fails to deliver the Consolidated financial statements required to be delivered by it pursuant to Section 5.04A(a) or (b), during the period from and including the last date for timely delivery thereof (without regard to any applicable grace period) until the date on which such Consolidated financial statements are delivered.

                  "Applicable Percentage" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

                  "Applicable Rate" means, for any day, with respect to the commitment fees payable hereunder, the applicable rate per annum set forth below under the caption "Commitment Fee Rate", based upon the Leverage Ratio as of the most recent determination date; provided that until the later of (i) the delivery pursuant to Section 5.04A(b) and 5.04B(b) of Allied Waste's Consolidated financial statements for the fiscal quarter ending March 31, 2000 and (ii) the repayment in full of the Asset Sale Term Loans, the "Applicable Rate" shall be the applicable rate per annum set forth below in Category 1:

------------------------------------------------------ ====================================================

Leverage Ratio:                                        Commitment Fee Rate
------------------------------------------------------ ====================================================
------------------------------------------------------ ====================================================

                     Category 1
        Greater than or equal to 4.00 to 1.00                                 0.50%
------------------------------------------------------ ====================================================
------------------------------------------------------ ====================================================

                     Category 2
 Greater than or equal to 3.00 to 1.00 but less than                         0.375%
                    4.00 to 1.00
------------------------------------------------------ ====================================================
------------------------------------------------------ ====================================================

                     Category 3
               Less than 3.00 to 1.00                                         0.25%
------------------------------------------------------ ====================================================

                  For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon Allied Waste's Consolidated financial statements delivered pursuant to Section 5.04A(a) or (b) and Section 5.04B(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Borrower fails to deliver the Consolidated financial statements required to be delivered by it pursuant to Section 5.04A(a) or (b) and Section 5.04B(a) or (b), during the period from and including the last date for timely delivery thereof (without regard to any applicable grace period) until the date on which such Consolidated financial statements are delivered.

                  "Asset Disposition" by any Person that is the Borrower or any Restricted Subsidiary means any transfer, conveyance, sale, lease or other disposition by the Borrower or any of its Restricted Subsidiaries, including a consolidation or merger or other sale of any Restricted Subsidiary with, into or to another Person in a transaction in which the Restricted Subsidiary ceases to be a Restricted Subsidiary of such Person, of:

(1) shares of Equity Interests, other than directors' qualifying shares, or other ownership interests of a Restricted Subsidiary;

(2) the property or assets of such Person or any Restricted Subsidiary representing a division or line or business; or

(3) other assets or rights of such Person or any Restricted Subsidiary outside of the ordinary course of business.

Notwithstanding the preceding, the following items shall not be deemed to be an Asset Disposition:

(1) a disposition by a Subsidiary of such Person to such Person or a Restricted Subsidiary or by such Person to a Restricted Subsidiary;

(2) the disposition of all or substantially all of the assets of the Borrower in a manner permitted pursuant to the provisions described under
Section 6.06B; and

(3) any disposition that constitutes a Restricted Payment that is permitted pursuant to Section 6.08A or Permitted Investment that is permitted pursuant to the provisions under Section 6.05B.

                  "Asset Sale" means any sale, lease, assignment, transfer or other disposition of any property (whether now owned or hereafter acquired, whether in one transaction or a series of related transactions and whether by way of merger or otherwise) by any member of the Allied Group, including, without limitation, any such sale, assignment, transfer or other disposition of any capital stock or other ownership interests of any of Allied Waste's Subsidiaries and any sale or securitization of accounts receivable (other than assignments of accounts receivable for purposes of collection in the ordinary course of business), but excluding dispositions of obsolete inventory or equipment and sales of inventory and equipment, in each case, in the ordinary course of business.

                  "Asset  Sale Term Loan"  means a Loan made  pursuant to clause
(a) of Section 2.01.

                  "Asset Sale Term Loan Commitment" means, with respect to each Senior Lender, the commitment, if any, of such Senior Lender to make an Asset Sale Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Asset Sale Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Senior Lender pursuant to Section 9.04. The initial amount of each Senior Lender's Asset Sale Term Loan Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Senior Lender shall have assumed its Asset Sale Term Loan Commitment, as applicable. The initial aggregate amount of the Senior Lenders' Asset Sale Term Loan Commitments is $1,000,000,000.

                  "Asset Sale Term Loan Margin" means, with respect to any Asset Sale Term Loan, (a) 1.50% per annum, in the case of an ABR Loan, or (b) 2.50% per annum, in the case of a Eurodollar Loan.

                  "Asset Sale Term Loan Maturity Date" means the date that is two years after the Effective Date.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Senior Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "AWNA" means the Borrower.

                  "AWNA Senior Note Indenture" means the Indenture dated as of December 23, 1998, among AWNA, Allied Waste, various Subsidiaries, and U.S. Bank Trust National Association, as Trustee, including all supplements thereto, as in effect on the date hereof, and as thereafter amended in accordance with the provisions of this Agreement.

                  "AWNA Senior Notes" means the senior notes of AWNA issued prior to the date hereof pursuant to the AWNA Senior Note Indenture in an aggregate outstanding principal amount of approximately $1,700,000,000.

                  "Bank Indebtedness" means any and all amounts payable under or in respect of this Agreement and the other Loan Documents in respect of the Senior Obligations and the Refinancing Indebtedness with respect thereto, as amended from time to time, including principal, premium, (if any), interest
(including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof.

                  "BFI" means Browning-Ferris Industries, Inc., a Delaware corporation and the surviving corporation in the Merger.

                  "BFI Credit Facility" means (i) the Second Amended and Restated Revolving Credit Agreement (the "BFI Credit Agreement"), dated as of May 31, 1995 and amended by the First Amendment to the Second Amended and Restated Revolving Credit Agreement as of March 31, 1998, among BFI, the Continuing Banks, the New Banks and the Retiring Banks named therein, the
Co-Agents, Credit Suisse First Boston, as Documentation Agent, Chase Bank of Texas, N.A., as Administrative Agent, and Chase Manhattan Bank, as Auction Administrative Agent, and (ii) the Amended and Restated Multicurrency Revolving Credit Agreement (the "BFI Multicurrency Agreement"), dated as of December 26, 1996 and amended by the First Amendment to the Amended and Restated Multicurrency Revolving Credit Agreement as of December 26, 1997 and by the Second Amendment to the Amended and Restated Multicurrency Revolving Credit Agreement as of March 31, 1998, among BFI, the banks and other financial institutions listed therein and Credit Suisse First Boston, as Administrative Agent.

                  "BFI Indenture" means the Restated Indenture dated as of September 1, 1991, between BFI and Chase Bank of Texas, N.A., as successor trustee to First City Texas-Houston, N.A., including all supplements, amendments and modifications thereto, as in effect on the date hereof, and as hereafter amended in accordance with the provisions of this Agreement.

                  "BFI Indenture Debt" means the senior notes of BFI issued pursuant to the BFI Indenture and outstanding on the date hereof. The aggregate amount of the BFI Indenture Debt on the date hereof is approximately $1,450,000,000.

                  "Blackstone" means the collective reference to (i) Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners III L.P., a Cayman Islands limited partnership, Blackstone Offshore Capital Partners II L.P., a Cayman Islands limited partnership, Blackstone Family Investment Partnership III L.P., a Delaware limited partnership, and Blackstone Family Investment Partnership II L.P., a Cayman Islands limited partnership (each of the foregoing, a "Blackstone Fund") and (ii) each Affiliate of any Blackstone Fund that is not an operating company or Controlled by an operating company and each general partner of any Blackstone Fund or any Blackstone Affiliate who is a partner or employee of The Blackstone Group L.P.

                  "Blockage Notice" shall have meaning assigned thereto in
Section 10.03.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "Borrower" means Allied Waste North America, Inc., a Delaware corporation.

                  "Borrowing" means (a) Loans (and with respect to the Tranche D Loans, for purposes of Section 2.10 and 2.11, such term will be deemed to include, after the first anniversary of the Effective Date, any outstanding Indebtedness evidenced by the Exchange Notes) of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

                  "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Phoenix, Arizona are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by Allied Waste or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs unless such repairs are required to be capitalized in accordance with GAAP) during such period computed in accordance with GAAP; provided that Capital Expenditures shall not include (a) expenditures classified as Permitted Acquisitions, (b) expenditures made by an Acquired Business prior to the time such Acquired Business was acquired by Allied Waste or any of its Subsidiaries pursuant to a Permitted Acquisition, (c) expenditures made with the proceeds of condemnation awards or insurance for fixed assets, plant and equipment, (d) expenditures made to consummate the Transactions, (e) expenditures to acquire capital assets made with the proceeds of Asset Sales not required to be applied to the mandatory prepayment of Loans hereunder, (f) interest capitalized during such period, (g) expenditures that are accounted for as capital expenditures of such Person and that actually are paid for by a third party (excluding Allied Waste or any Subsidiary) and for which neither Allied Waste nor any Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other person (whether before, during or after such period), (i) the book value of any asset owned by such Person prior to or during such period to the extent such book value is included as a capital expenditure during such period as a result of such person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period; provided that any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period that such expenditure actually is made and such book value shall have been included in Capital Expenditures when such asset was originally acquired and (j) expenditures made to purchase the BFI headquarters building pursuant to contractual obligations in existence on the date hereof, provided that the Net Available Proceeds of any resale of such building are applied to repay Loans in accordance with Sections 2.10 and 2.11 hereof.

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Cash Equivalents" means Permitted Investments.

                  "Cash-Pay Preferred Stock" means Preferred Stock (i) that requires periodic payment of cash dividends or (ii) that the issuer thereof has undertaken to redeem for cash at a fixed or determinable date or dates prior to the date that is six months after the Tranche C Maturity Date, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer (other than the existence of a condition requiring the issuer to redeem such Preferred Stock upon the occurrence of a change of control of the issuer or any of its affiliates) or
(iii) is redeemable for cash on any date prior to the date that is six months after the Tranche C Maturity Date at the option of the holder thereof.

                  "Casualty Event" means, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its subsidiaries receives insurance proceeds, proceeds of a condemnation award or other compensation.

                  "Change in Control" means:

                  (a) any Person or group (other than Apollo or Blackstone) (within the meaning of Rule 13d-5 promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof) shall have acquired directly or indirectly, beneficial ownership of shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Allied Waste;

                  (b) Allied Waste is merged, consolidated or reorganized into or with another corporation or other Person, and as a result of such merger, consolidation or reorganization, less than a majority of the combined voting power of the then outstanding securities of Allied Waste immediately after such transaction is held in the aggregate by the holders of Allied Waste Voting Stock immediately prior to such transaction (where "Allied Waste Voting Stock" means outstanding securities of Allied Waste entitled to vote generally in the election of directors of Allied Waste); or

                  (c) a majority of the seats (other than vacant seats) on the board of directors of Allied Waste shall at any time be occupied by Persons who were neither nominated by the board of directors of Allied Waste nor appointed by directors so nominated; or

                  (d) any change in control (or similar event, however denominated) with respect to Allied Waste or the Borrower shall occur under and as defined in any indenture or agreement in respect of Indebtedness in an aggregate principal amount in excess of $50,000,000; or

                  (e) Allied Waste shall cease to own and control, directly, beneficially and of record, 100% of the outstanding capital stock of the Borrower, free and clear of all Liens (other than Liens under the Non-Shared Collateral Pledge Agreement).

                  "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Asset Sale Term Loans, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Asset Sale Term Loan Commitment, Tranche A Commitment, Tranche B Commitment, Tranche C Commitment or Tranche D Commitment.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" means any and all "Collateral" as defined in the Non-Shared Collateral Security Agreement or "Collateral" as defined in the Shared Collateral Security Agreement.

                  "Collateral Agent" means The Chase Manhattan Bank in its capacity as collateral agent or collateral trustee under the Loan Documents.

                  "Collateral Trust Agreement" means the Collateral Trust Agreement, substantially in the form of Exhibit C, among BFI, Subsidiary Loan Parties that are Subsidiaries of BFI and the Collateral Trustee for the benefit of the Shared Collateral Secured Parties.

                  "Collateral Trustee" means The Chase Manhattan Bank in its capacity as collateral trustee under the Collateral Trust Agreement, the Shared Collateral Pledge Agreement and the Shared Collateral Security Agreement.

                  "Commitment" means the Senior Commitments and the Tranche D Commitments, or any combination thereof (as the context requires).

                  "Confidential Information Memorandum" means the Confidential Information Memorandum of Allied Waste and the Borrower dated April, 1999, provided to prospective Lenders in connection with the syndication of the Commitments.

                  "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

                  "Consolidated EBITDA" means, for any period, Consolidated Net Income of Allied Waste and its Restricted Subsidiaries, determined without giving effect to any extraordinary gains included in determining Consolidated Net Income for such period, plus, without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (a) the aggregate amount of Consolidated Interest Expenses for such period, (b) the aggregate amount of income tax expense for such period, (c) all amounts attributable to depreciation and amortization for such period, (d) all non-cash non-recurring charges during such period, including charges in respect of costs related to Permitted Acquisitions (it being understood that (i) non-cash non-recurring charges shall not include accruals for closure and post-closure liabilities and (ii) charges shall be deemed non-cash charges until the period that cash disbursements attributable to such charges are made, at which point such charges shall be deemed cash charges; provided that, for purposes of this clause (d), Allied Waste shall be required to monitor actual cash disbursements only for those non-cash charges that exceed $1,000,000 individually and $10,000,000 in the aggregate in any fiscal year), (e) all cash charges attributable to consummation of the Transactions during such period, (f) non-recurring management fees paid to Apollo and Blackstone and (g) all non-recurring cash charges incurred in connection with Permitted Acquisitions, Investments permitted under Sections 6.05(A)(a), (h) or (i) or Sections 6.05B(a), (h) or (i) and Indebtedness permitted under Section 6.01A or Section 6.01B, and minus, without duplication and to the extent added to revenues in determining Consolidated Net Income for such period, all non-cash non-recurring gains during such period, all as determined on a Consolidated basis with respect to Allied Waste and the Restricted Subsidiaries. For purposes of Section 6.13A and 6.14A, if the Borrower or any of its Restricted Subsidiaries acquires any Acquired Business during any Rolling Period, Consolidated EBITDA for such Rolling Period will be determined on a pro forma basis as if such Acquired Business were acquired on the first day thereof. In determining the pro forma adjustments to Consolidated EBITDA to be made with respect to any Acquired Business for periods prior to the acquisition date thereof, actions taken by the Borrower and its Restricted Subsidiaries prior to the first anniversary of the related acquisition date that result in cost savings with respect to such Acquired Business will be deemed to have been taken on the first day of the Rolling Period for which Consolidated EBITDA is being determined (with the intent that such cost savings be effectively annualized by extrapolation from the demonstrated cost savings since the related acquisition date). Such pro forma adjustments will be subject to delivery to the Administrative Agent of a certificate of a Financial Officer of the Borrower; such certificates may be delivered with respect to any Acquired Business at any time after the last day of the first fiscal quarter of the Borrower to end after the related acquisition date and may be delivered quarterly (but only once per fiscal quarter with respect to each Acquired Business). Each such certificate shall be accompanied by supporting information and calculations demonstrating the actual cost savings with respect to such Acquired Business and such other information as any Lender, through the Administrative Agent, may reasonably request.

                  "Consolidated Interest Expense" means, for any period, the sum, for Allied Waste and its Restricted Subsidiaries (determined on a Consolidated basis without duplication), of the following:

                  (a) all interest in respect of Indebtedness (including the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period), net of interest income; plus

                  (b) the net amount due and payable (or minus the net amount receivable) under Hedging Agreements during such period (whether or not actually paid or received during such period); plus

                  (c) all fees payable to Issuing Banks in respect of Letters of Credit accrued during such period (whether or not actually paid during such period); plus

                  (d) all cash dividends accrued during such period (whether or not actually paid during such period) in respect of Cash-Pay Preferred Stock of members of the Allied Group other than any such accruals of cash dividends with respect to Cash-Pay Preferred Stock that has not yet commenced payment of cash dividends and in respect of which no declaration of such dividend has occurred in such period or is anticipated to occur in the next ensuing fiscal quarter; plus

                  (e) all cash dividends paid during such period in respect of Cash-Pay Preferred Stock of members of the Allied Group, to the extent accruals of such dividends were not included as "Consolidated Interest Expense" in such period or prior periods pursuant to clause (d) above, provided that "Consolidated Interest Expense" shall not include any interest expense accrued and not paid or payable in cash in respect of Non-Cash-Pay Indebtedness.

                  "Consolidated Net Income" means, for any Person for any period, the net income (or loss) after provision for taxes and before any pay-in-kind or non-cash accumulating dividend on preferred stock of such Person and its subsidiaries determined on a Consolidated basis for such period taken as a single accounting period.

                  "Consolidated Total Assets" means, as at any date of determination, the aggregate amount of assets reflected on the Consolidated balance sheet of the Allied Group prepared in accordance with GAAP most recently delivered to the Administrative Agent pursuant to Section 5.04 on or prior to such date of determination.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                  "Cure Amount" has the meaning specified in Section 7.02.

                  "Cure Right" has the meaning specified in Section 7.02.

                  "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Designated Noncash Consideration" means the fair market value of noncash consideration received by the Borrower or one of its Restricted Subsidiaries in connection with an Asset Disposition that is so designated as Designated Noncash Consideration pursuant to a certificate of a Financial Officer, setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a sale of such Designated Noncash Consideration.

                  "Designated Senior Indebtedness" means (i) the Bank Indebtedness and (ii) any other Senior Indebtedness which, at the date of determination, has an aggregate principal amount of, or under which, at the date of determination, the holders thereof are committed to lend up to, at least $50,000,000 and is specifically designated by the Borrower in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Agreement.

                  "Designation" shall have the meaning assigned to such term in
Section 6.16A.

                  "dollars" or "$" refers to lawful money of the United States of America.

                  "Domestic Subsidiary" means a Restricted Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

                  "Effective Date" means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

                  "Environment" means ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, any building, structure or fixture, or as otherwise defined in any Environmental Law.

                  "Environmental Claim" means any written accusation, allegation, notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any Person, in any such case for or relating to damages, injunctive or equitable relief, personal injury (including sickness, disease or death), remedial action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution, investigation, closure and post-closure care of any landfill, any adverse effect on the environment caused by any Hazardous Material, or for fines, penalties or restrictions, resulting from or based upon
(a) the threat, the existence, or the continuation of the existence, of a Release (including sudden or nonsudden, accidental or nonaccidental Releases),
(b) exposure to any Hazardous Material, (c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.

                    "Environmental Law" means any and all applicable present and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices, legally binding agreements or published and legally binding guidance documents issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the treatment, storage, disposal, management, Release or threatened Release of any Hazardous Material or to health and safety matters, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601 et seq. (collectively "CERCLA"), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Action of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.ss. 6901 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss.ss. 1251 et seq., the Clean Air Act of 1970, as amended, 42 U.S.C. ss.ss. 7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. ss.ss. 2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss.ss. 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss. 11001 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. ss.ss. 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 5101 et seq., and all amendments or regulations promulgated under any of the foregoing.

                  "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Allied Waste, the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous
Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "Environmental    Permit"   means   any   permit,    approval,
authorization, certificate, license, variance, filing or permission required by or from any Government Authority pursuant to any Environmental Law.

                  "Equity Interests" means, with respect to any Person, shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests issued by such Person.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

                  "ERISA Event" means (a) any "reportable  event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; provided that no ERISA Event shall be "outstanding" on any date on which such ERISA Event has been corrected.

                  "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Event of Default" means Senior Event of Default and Tranche D Event of Default.

                  "Excess Cash Flow" means with respect to Allied Waste and its Subsidiaries on a Consolidated basis for any fiscal year, the excess of (a) the sum (without duplication) of (i) Consolidated Net Income of Allied Waste and its Restricted Subsidiaries for such fiscal year, (ii) total interest expense (whether cash or non-cash) to the extent deducted in determining Consolidated Net Income, (iii) provisions for taxes to the extent deducted in determining Consolidated Net Income, (iv) the amount of all depreciation expense, amortization expense and other non-cash charges to the extent deducted in determining Consolidated Net Income, (v) all Net Available Proceeds (other than those the Borrower is permitted to retain pursuant to Section 2.10 and 2.11) received by Allied Waste and its Restricted Subsidiaries during such fiscal year to the extent not included in Consolidated Net Income, (vi) all extraordinary gains resulting in receipt of cash by the Allied Group during such fiscal year not otherwise included in determining Consolidated Net Income for such fiscal year, and (vii) an amount equal to any decrease in Net Working Capital during such fiscal year over (b) the sum, without duplication, of (i) taxes paid or payable during such fiscal year, (ii) Consolidated Interest Expense paid or payable in cash during such fiscal year, (iii) Capital Expenditures made in cash and in accordance with Section 6.15A and 6.15B or funded with Net Available Proceeds during such fiscal year, (iv) expenditures made in cash for Permitted Acquisitions and for Investments permitted under Section 6.05A(h), (i) and (l) and 6.05B(h),(i) and (l) during such fiscal year to the extent not made from the proceeds of any Indebtedness, (v) scheduled and mandatory principal repayments of Indebtedness made by Allied Waste and its Restricted Subsidiaries during such fiscal year, (vi) optional and mandatory prepayments of the principal of Loans during such period, but only to the extent that such prepayments cannot by their terms be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such Loans, (vii) an amount equal to any increase in Net Working Capital during such fiscal year, (viii) dividends or other distributions made by Allied Waste in cash during such fiscal year that are permitted by 6.08A and 6.08B and (ix) to the extent included in determining Consolidated Net Income, all extraordinary gains that did not result in receipt of cash by the Allied Group during such fiscal year.

                  "Exchange   Note"   means  the   senior   subordinated   notes
substantially in the form attached as an exhibit to the Exchange Note Indenture.

                  "Exchange Note Holders" means holders of the Exchange Notes.

                  "Exchange Note Indenture" means an indenture between the Borrower and a trustee substantially in the form of Exhibit D hereto (with such changes therein as the Administrative Agent and the Borrower shall approve) provided, that such changes do not materially adversely affect the Senior Lenders, as the same may at any time be amended, modified and supplemented.

                  "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) any taxes (including franchise taxes and taxes imposed on (or measured by) net income, receipts or capital) imposed as a result of a connection between such recipient and the jurisdiction imposing such tax, including, without limitation, any connection arising from such recipient being or having been a citizen, domiciliary or resident of such jurisdiction, being organized in such jurisdiction, or having or having had a permanent establishment or fixed place of business therein, but excluding any such connection arising solely from the activities of such recipient pursuant to or in respect of this Agreement or under any other Loan Document, including executing, delivering or performing its obligations or receiving a payment under, or enforcing, this Agreement or any other Loan Document and (b) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any tax that (i) arises other than as a result of a Change in Law subsequent, in the case of each Foreign Lender, to the date such Foreign Lender becomes a party to this Agreement, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.17(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.17(e).

                  "Existing Credit Agreement" means the Credit Agreement dated as of June 18, 1998 among the Borrower, Allied Waste, the lenders party thereto, the agents party thereto, Citibank, N.A., as Issuing Bank, and Citicorp USA, Inc., as Administrative Agent, as amended and in effect on the date hereof.

                  "Existing Letter of Credit" means each letter of credit previously issued for the account of, or guaranteed by, the Borrower, BFI or a Domestic Subsidiary that (a) is outstanding on the Effective Date and (b) is listed on Schedule 2.05 and any letter of credit issued in replacement or renewal thereof prior to the Effective Date, provided that the Administrative Agent is notified of such renewal or replacement on or prior to the Effective Date.

                  "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Financial   Officer"  means  the  chief  financial   officer,
principal accounting officer, treasurer or controller of the Borrower.

                  "Financial Performance Covenants" means the covenants set forth in Sections 6.13A and 6.14A.

                  "Foreign Lender" means any Lender that is not a United States person within the meaning of Section 7701(a)(30) of the Code.

                  "Foreign Subsidiary" means any Restricted Subsidiary that is not a Domestic Subsidiary.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Guarantee Agreements" means the Parent Guarantee Agreement, the Subsidiary Guarantee Agreement, the Subordinated Parent Guarantee Agreement and the Subordinated Subsidiary Guarantee Agreement.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes; hazardous or toxic substances or wastes; pollutants; and solid, liquid or gaseous wastes, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls ("PCBs") or PCB-containing materials or equipment, radon gas, infectious or medical wastes and all substances, wastes, pollutants and materials of any nature regulated pursuant to any Environmental Law.

                  "Hedging   Agreement"   means  any  Interest  Rate  Protection
Agreement or commodity price protection agreement or other commodity price hedging arrangement.

                  "Inactive Subsidiary" has the meaning specified in Section 3.08(c).

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable and accrued obligations incurred in the ordinary course of business and waste disposal based royalties), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (j) all net payment obligations of such Person in respect of Hedging Agreements, and
(k) all fixed obligations of such Person to pay a determined amount with respect to Cash Pay-Preferred Stock issued by such Person. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes and Other Taxes.

                  "Indemnitee" has the meaning specified in Section 9.03(b).

                  "Indemnity, Subrogation and Contribution Agreement" means the Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit E-1, among the Borrower, the Subsidiary Loan Parties and the Administrative Agent.

                  "Initial Lenders" means The Chase Manhattan Bank, Citicorp USA, Inc. and DLJ Capital Funding, Inc. and Credit Suisse First Boston.

                  "Insurance Subsidiaries" means, collectively, (i) Reliant Insurance Company and Indemnity Corporation, an insurance company organized under the laws of the State of Vermont and, as at the Effective Date, a wholly owned Subsidiary of the Borrower; (ii) Global Indemnity Assurance Company, an insurance company organized under the laws of the State of Vermont and, as at the Effective Date, a wholly owned Subsidiary of the Borrower; and (iii) Commercial Reassurance Limited, an insurance company organized under the laws of the Republic of Ireland and, as at the Effective Date, a wholly owned Subsidiary of the Borrower.

                  "Intellectual Property" means the "Intellectual Property" as defined in the Non-Shared Collateral Security Agreement and the "Intellectual Property" as defined in the Shared Collateral Security Agreement

                  "Intercompany Agreements" means the Management Agreements between Allied Waste and the Borrower dated November 15, 1996.

                  "Interest  Coverage Ratio" means, as at any date, the ratio of
(a) Consolidated EBITDA for the Rolling Period most recently ended on or prior to such date to (b) Consolidated Interest Expense for such Rolling Period.

                  "Interest Election Request" means a request by the Borrower to convert or continue a Revolving Borrowing or Term Loan Borrowing in accordance with Section 2.07.

                  "Interest Payment Date" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

                  "Interest Period" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided that (i) the Borrower may select Interest Periods of 7 or 14 days so long as no such Interest Period ends after December 31, 1999, (ii) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless (except in the case of Interest Periods referred to in clause (i) above) such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (iii) except in the case of Interest Periods referred to in clause (i) above, any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Interest Rate Protection Agreement" means any interest rate protection agreement or foreign currency exchange agreement or other interest or currency exchange rate hedging arrangement.

                  "Investment" by any Person in any other Person means (i) any direct or indirect loan, advance or other extension of credit or capital contribution to or for the account of such other Person (by means of any transfer of cash or other property to any Person or any payment for property or services for the account or use of any Person, or otherwise), (ii) any direct or indirect purchase or other acquisition of any Equity Interests, bond, note, debenture or other debt or equity security or evidence of Indebtedness, or any other ownership interest (including, any option, warrant or any other right to acquire any of the foregoing), issued by such other Person, whether or not such acquisition is from such or any other Person, (iii) any direct or indirect payment by such Person on a Guarantee of any obligation of or for the account of such other Person or any direct or indirect issuance by such Person of such a Guarantee or (iv) any other investment of cash or other property by such Person in or for the account of such other Person.

                  "Issuing Bank" means (a) each of The Chase Manhattan Bank and any issuer of an Existing Letter of Credit and any other Bank designated as an Issuing Bank in accordance with the provisions of Section 2.05(i), in each case its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i) and (b) in respect of each Existing Letter of Credit, the issuer thereof. An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                  "Junior Indebtedness" means (a) Indebtedness of members of the Allied Group in respect of Tranche D Term Loans, the Senior Subordinated Notes and other Permitted Subordinated Debt, and (b) Indebtedness of members of the Allied Group the payment of which is contractually subordinated to the obligations of such members as Loan Parties hereunder.

                  "LC Disbursement" means a payment made by an Issuing Bank pursuant to a Letter of Credit.

                  "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                  "Lenders" means the Senior Lenders and the Tranche D Lenders.

                  "Letter of Credit" means any letter of credit (including each Existing Letter of Credit) issued pursuant to this Agreement.

                  "Leverage Ratio" means, as at any date, the ratio of (a) Total Indebtedness as of such date to (b) Consolidated EBITDA for the Rolling Period most recently ended on or prior to such date, all determined on a Consolidated basis in accordance with GAAP.

                  "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Screen, formerly known as Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Screen, providing rate quotations comparable to those currently provided on such page of such Screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

                  "Loan Documents" means this Agreement, the Security Agreements, the other Security Documents, the Subordinated Parent Guarantee Agreement, the Subordinated Subsidiary Guarantee Agreement and the Subordinated Indemnity, Subrogation and Contribution Agreement, as the same may be amended, supplemented, extended, increased or renewed from time to time.

                  "Loan Parties" means Allied Waste, the Borrower and the Subsidiary Loan Parties.

                  "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement (and on or after the first anniversary of the Effective Date, for purposes of Sections 2.10 and 2.11 with respect to the Tranche D Loans, such term will be deemed to include any outstanding Indebtedness evidenced by the Exchange Notes).

                  "Margin Stock" means "margin stock", as such term is defined in Regulation U of the Board.

                  "Material Adverse Effect" means (a) a materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of Allied Waste and its Restricted Subsidiaries, taken as a whole, (b) a material impairment of the ability of Allied Waste or the Borrower to perform its obligations under the Loan Documents, (c) a material impairment of the ability of the members of the Allied Group, taken as a whole, to perform their collective obligations under the Loan Documents, or (d) a material impairment of the rights of or benefits available to the Administrative Agent and the Lenders under the Loan Documents.

                  "Material Agreement" means an agreement that is material to the conduct of the business of Allied Waste and its Restricted Subsidiaries, taken as a whole.

                  "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Allied Waste and its Restricted Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements with the applicable counterparty) that Allied Waste or such Restricted Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

                  "Material Lease" means a lease of Allied Waste or a Restricted Subsidiary with respect to real property (i) having an aggregate book value of more than $50,000,000 or (ii) providing for annual rental payments in excess of $10,000,000.

                  "Material Loan Party" means Allied Waste, the Borrower, BFI and each other Loan Party that has (i) $50,000,000 in gross revenues in any fiscal year or (ii) $50,000,000 in total assets.

                  "Merger" shall have the meaning assigned to such term in the preamble hereto.

                  "MergerCo" means AWIN I Acquisition Corporation, a newly formed Delaware corporation that is a special purpose subsidiary of AWNA.

                  "Merger Consideration" means the cash consideration payable pursuant to the Merger Agreement as a consequence of the Merger in respect of outstanding Shares and options to acquire Shares, which, in the aggregate, is approximately $7,400,000,000.

                  "Merger Documents" means the Merger Agreement and the other agreements and documents entered into pursuant thereto or in connection therewith (other than the Loan Documents and the Subordinated Debt Documents).

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "Net Available Proceeds" means:

                  (a) In the case of any Asset Sale, the aggregate amount of all cash payments as and when received by the members of the Allied Group directly or indirectly in connection with such Asset Sale; provided that:

                           (1) such Net Available  Proceeds  shall be net of (x)
                  the amount of any legal, title and recording tax expenses, commissions and other reasonable fees and expenses (including reasonable expenses of preparing the relevant property for sale) paid by the members of the Allied Group in connection with such Asset Sale, (y) any Federal, state and local income or other taxes reasonably estimated in good faith to be payable by members of the Allied Group with respect to such Asset Sale and (z) the aggregate amount of reserves taken by the members of the Allied Group in accordance with GAAP against indemnification obligations incurred by them in connection with such Asset Sale; provided that if any such reserves are subsequently reversed by or released to members of the Allied Group, an amount equal to the amount of such reversal or release shall be deemed to constitute Net Available Proceeds;

                           (2) such Net Available  Proceeds  shall be net of any
                  repayments of Indebtedness and related obligations by members of the Allied Group to the extent that (x) such Indebtedness is secured by a Lien on the property that is the subject of such Asset Sale and permitted by Section 6.02A and 6.02B and
                  (y) the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the purchase of such property; and

                           (3) in the  case of an  Asset  Sale  consisting  of a
                  substantially contemporaneous exchange (including by way of a substantially contemporaneous purchase and sale) of discrete assets of members of the Allied Group for one or more other assets used for similar purposes, Net Available Proceeds shall be net of cash payments made by members of the Allied Group in connection with such exchange.

                  (b) In the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received in cash by members of the Allied Group in respect of such Casualty Event net of (1) reasonable cash expenses incurred by them in connection therewith, (2) contractually required repayments of Indebtedness and related obligations to the extent secured by a Lien on the property suffering such Casualty Event and permitted by Section 6.02A and 6.02B and (3) any income, transfer and other taxes reasonably estimated to be actually payable by members of the Allied Group in respect of such Casualty Event; provided, however, that, in the case of any Casualty Event, if the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent at the time of such Casualty Event setting forth the Borrower's intent to use all or a portion of the proceeds of such Casualty Event to replace or repair the assets that are the subject of such Casualty Event commencing within 180 days of receipt of such proceeds and no Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Available Proceeds except to the extent not so used within 365 days after the commencement of such repair or replacement, at which time such proceeds shall be deemed Net Available Proceeds.

                  (c) In the case of any issuance of Indebtedness or of capital stock or other Equity Interests, the aggregate amount of all cash received by members of the Allied Group in respect of such issuance, net of underwriting commissions, discounts or placement fees and other customary fees and expenses directly incurred in connection therewith.

                  "Net Working Capital" means, at any date, (a) the Consolidated current assets of Allied Waste and its Restricted Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the Consolidated current liabilities of Allied Waste and its Restricted Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

                  "Non-Cash-Pay" means:

                  (a) with respect to any Preferred Stock, that such Preferred Stock is not Cash-Pay Preferred Stock; and

                  (b) with respect to any Indebtedness or Equity Interest (other than Preferred Stock), that such Indebtedness or Equity Interest does not require any cash payments (whether in respect of principal, interest, dividends, redemption or repurchase) to be made thereon or in respect thereof on or prior to the Tranche C Maturity Date, whether by operation of a sinking fund or otherwise.

                  "Non-Shared Collateral Pledge Agreement" means the Non-Shared Collateral Pledge Agreement, substantially in the form of Exhibit F, among Allied Waste, the Borrower, Subsidiary Loan Parties (other than BFI and its Subsidiaries) and the Collateral Agent for the benefit of the Secured Parties.

                  "Non-Shared Collateral Security Agreement" means the Non-Shared Collateral Security Agreement, substantially in the form of Exhibit G, among the Borrower, Allied Waste, Subsidiary Loan Parties (other than BFI and its Subsidiaries) and the Collateral Agent for the benefit of the Secured Parties.

                  "Obligations" means the "Obligations" as defined in the Non-Shared Collateral Security Agreement.

                  "Other Taxes" means any and all present or future recording, stamp, documentary, excise, transfer, sales or property or similar taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

                  "Parent  Guarantee   Agreement"  means  the  Parent  Guarantee
Agreement, substantially in the form of Exhibit H, made by Allied Waste in favor of the Administrative Agent for the benefit of the Secured Parties.

                  "Participant" has the meaning specified in Section 9.04(e).

                  "Payment Blockage Period" shall have the meaning assigned thereto in Section 10.03.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "Perfection  Certificates"  means  certificates in the form of
Exhibit I-1 and Exhibit I-2 or any other form approved by the Collateral Agent.

                  "Permitted Acquisition" means one or more acquisitions by the Borrower or any other Loan Party of a business unit (with any associated assets) located in the United States or capital stock or other ownership interests (other than Margin Stock) of any other Person organized under the laws of the United States, any state thereof or the District of Columbia; provided that:

                  (1) in the case of an acquisition of assets, such assets are to be used, and in the case of an acquisition of capital stock or other ownership interests, the Person so acquired is predominately engaged in, the same line of business as Allied Waste and its Restricted Subsidiaries and other business activities incidental or related thereto;

                  (2) the business acquired conducts its business exclusively in the United States;

                  (3) in connection with any such acquisition involving a merger of the Borrower or any Subsidiary Loan Party, (x) the Borrower or such Subsidiary Loan Party shall be the survivor (and if any such acquisition involves a merger of the Borrower and one of its Subsidiaries, the Borrower shall be the survivor) and (y) after such merger, Allied Waste shall own, directly or indirectly, beneficially and of record, Equity Interests in such Subsidiary Loan Party representing 100% of each of the aggregate ordinary voting power and the aggregate equity value represented by the issued and outstanding Equity Interests in such Subsidiary Loan party and the Borrower shall continue to be a wholly owned Subsidiary of Allied Waste;

                  (4) immediately prior to and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing;

                  (5) in the case of an acquisition of capital stock or other ownership interests of a Person, the Borrower or a Subsidiary Loan Party acquires 100% of the capital stock or other ownership interests of such Person and pledges such capital stock or other ownership interests pursuant to a Pledge Agreement; and

                  (6) with respect to such acquisition, the Loan Parties (including any Specified Subsidiary acquired in connection with such acquisition) shall enter into Guarantee Agreements and Security
         Documents pursuant to Section 5.10A with respect to the Acquired Business (and any newly acquired Specified Subsidiary) and no agreement, instrument, law, regulation, order or decree applicable to such Specified Subsidiary or Acquired Business shall prohibit, restrain or limit its ability to enter into or perform any such Guarantee Agreement or Security Document or to pledge its assets and properties pursuant to any Security Document.

provided, however, that the prior written consent of the Required Lenders has been obtained with respect to any such acquisition (whether effected in one transaction or a series of related transactions) with respect to which the aggregate Acquisition Consideration exceeds 40% of Consolidated EBITDA for the Rolling Period ending on the last day of the most recent fiscal quarter with respect to which financial statements have been delivered pursuant to Section 5.04A.

                  "Permitted Cure Security" means a Non-Cash Pay equity security of Allied Waste.

                  "Permitted Encumbrances" means:

                  (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.03A;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 90 days or are being contested in compliance with
         Section 5.03A;

                  (c)  pledges  and  deposits  made in the  ordinary  course  of
         business  in  compliance  with  workers'   compensation,   unemployment
         insurance and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business;

                  (e) deposits securing liabilities to insurance carries under insurance or self-insurance arrangements;

                  (f) judgment liens in respect of judgments or awards in respect of which Allied Waste or its Subsidiaries are in good faith prosecuting an appeal or proceedings for review and in respect of which a stay of execution pending such appeal or proceedings for review shall have been obtained; provided that Allied Waste shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto;

                  (g) easements, ground leases, zoning restrictions, building codes, rights-of-way or defects or irregularities in title and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of Allied Waste or any Restricted Subsidiary;

                  (h) statutory and common law landlord liens;

                  (i) leases or subleases to other Persons of properties or assets owned or leased by the Borrower or a Restricted Subsidiary; and

                  (j) Liens arising from the sale of overdue accounts receivable for purposes of collection in the ordinary course of business, provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

                  "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) Investments in commercial paper maturing within 360 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) Investments in certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (d) demand deposits made in the ordinary course of business and consistent with the Borrower's customary cash management policy in any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof;

                  (e) insured deposits issued by commercial banks of the type described in clause (d) above;

                  (f) collateralized repurchase obligations with a term of not more than 90 days for, and secured by, underlying securities of the types described in clauses (a) through (c) above entered into with a bank meeting the qualifications described in clause (c) above;

                  (g) mutual funds whose investment guidelines restrict such funds' investments primarily to those satisfying the provisions of clause (a) through (c) above; and

                  (h) other investment instruments approved in writing by the Administrative Agent and offered by financial institutions which have a combined capital and surplus and undivided profits of not less than $500,000,000.

                  "Permitted Subordinated Debt" means Indebtedness of the Borrower (and Guarantees of such Indebtedness by Restricted Subsidiaries of the Borrower and by Allied Waste), the payment of which is subordinated to the Borrower's, Allied Waste's or such Restricted Subsidiary's obligations in respect of the Senior Obligations, provided that such Permitted Subordinated Debt (a) accrues interest at a rate determined in good faith by the board of directors of the Borrower to be a market rate of interest for such Permitted Subordinated Debt at the time of issuance thereof, (b) is created under agreements or instruments that do not, as determined in good faith by the board of directors of the Borrower, (i) impose covenants on the Borrower and the Borrower's Subsidiaries, (ii) contain a definition of change of control or (iii) contain events of default and other provisions, in each case materially more restrictive than the covenants imposed in, the change of control definition used in and the events of default and other provisions contained in this Agreement,
(c) provides that no scheduled principal payments are due on such Permitted Subordinated Debt on any date on or prior to the Tranche C Maturity Date, (d) is unsecured, (e) is not guaranteed by Allied Waste or any Subsidiary unless (i) in the case of a Subsidiary, such Subsidiary also has Guaranteed the Senior Obligations and (ii) in the case of Allied Waste or any such Restricted Subsidiary, such Guarantee of such Permitted Subordinated Debt is subordinated to such Guarantee of the Senior Obligations on terms no less favorable to the Lenders than the subordination provisions of the Permitted Subordinated Debt,
(f) does not by its terms require the maintenance or achievement of any financial performance standards more restrictive than those contained herein, as determined in good faith by the board of directors of the Borrower, other than as a condition to taking specified action and (g) the terms of subordination of such Permitted Subordinated Debt are customary and reasonably satisfactory to the Administrative Agent, the Syndication Agent and the Documentation Agents.

                  "Permitted Transferee" means, with respect to any Person: (a) any Affiliate of such Person; (b) any investment manager, investment advisor, or constituent general partner of such Person; or (c) any investment fund, investment account, or investment entity that is organized by such Person or its Affiliates and whose investment manager, investment advisor, or constituent general partner is such Person or a Permitted Transferee of such Person.

                  "Person"  means  any  natural  person,  corporation,   limited
liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreements" means the Non-Shared Collateral Pledge Agreement and the Shared Collateral Pledge Agreement.

                  "Preferred Stock" means, with respect to any corporation, capital stock issued by such corporation that is entitled to a preference or priority, in respect of dividends or distributions upon liquidation, over some other class of capital stock issued by such corporation.

                  "Preliminary OM" shall have the meaning assigned to such term in Section 5.20B.

                  "Prepayment Event" means:

                  (a) any Asset Sale (including pursuant to a sale and leaseback transaction) of any property or asset of Allied Waste or any Restricted Subsidiary, other than, (i) Asset Sales effected between Loan Parties permitted by Section 6.06A(f) and (ii) any Asset Sale (other than a sale of Specified Assets) made after the date of this Agreement resulting in Net Available Proceeds not exceeding $25,000,000; or

                  (b) any Casualty Event with respect to any property or asset of Allied Waste or any Restricted Subsidiary, to the extent that the Net Available Proceeds thereof are not applied to rebuilding, repairing or replacing such property or asset within 365 days of such Casualty Event, as provided in the definition of "Net Available Proceeds";

                  (c) the incurrence by Allied Waste, the Borrower or any Restricted Subsidiary of any Indebtedness for borrowed money, (other than Refinancing Indebtedness) pursuant to (x) Section 6.01A(xii) or (xviii), except to the extent the Net Available Proceeds thereof are used to make Permitted Acquisitions, Investments (other than Permitted Investments) permitted by Section 6.05A or Capital Expenditures permitted under Section 6.15A, (y) Section 6.01A(xvi) or (z) the issuance of the Senior Subordinated Notes; or

                  (d) any issuance by Allied Waste of any of its capital stock or other Equity Interests, other than (i) issuances to the extent the Net Available Proceeds thereof are used, within 365 days of such issuance, to make Permitted Acquisitions, Investments (other than Permitted Investments) permitted by Section 6.05A or Capital Expenditures permitted by Section 6.15A, (ii) issuances of capital stock pursuant to management compensation plans, (iii) the issuance of capital stock pursuant to the Sponsor Preferred Stock Purchase and (iv) any such issuance after the date hereof when no Asset Sale Term Borrowings or Asset Sale Term Loan Commitments remain outstanding (or to the extent that Net Available Proceeds of a portion of such issuance are applied to the repayment of the remaining Asset Sale Term Borrowings or the termination of the remaining Asset Sale Term Loan Commitments, any remaining portion thereof).

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Properties" shall have the meaning assigned to such term in
Section 3.16(a).

                  "Ref-Fuel" means American Ref-Fuel, a Delaware limited liability partnership, of which Duke/UAE Ref-Fuel Management, LLC, a wholly owned subsidiary of Duke/UAE Ref-Fuel, LLC, and BFI Ref-Fuel, Inc., a wholly owned subsidiary of BFI, are the biggest partners, holding 50% and 49.9% of the partnership interests, respectively.

                  "Refinancing Indebtedness" has the meaning specified in
Section 6.01A(a)(xiii).

                  "Register" has the meaning set forth in Section 9.04.

                  "Related Business" means a business substantially similar to the business engaged in by the Borrower and its subsidiaries on the date hereof.


                  "Related Fund" means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents, trustees and advisors of such Person and such Person's Affiliates.

                  "Related Person" of any Person means, without limitation, any other Person owning:

                  (1) 5% or more of the outstanding Common Stock of such Person or

                  (2) 5% or more of the Voting Stock of such Person.

                  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the Environment.

                  "Relevant Percentage" means (a) if the Leverage Ratio is greater than or equal to 4.00 to 1.00, 100%; (b) if the Leverage Ratio is less than 4.00 to 1.00 but greater than or equal to 3.50 to 1.00, 75%; (c) if the Leverage Ratio is less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00, 50%; (d) if the Leverage Ratio is less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00, 25%; and (e) if the Leverage Ratio is less than 2.50 to 1.00, 0.0%; provided, however, that the Relevant Percentage shall be 100% so long as any Asset Sale Term Loans or Asset Sale Term Loan Commitments are outstanding; and provided, further, however, that 100% of the Net Available Proceeds of issuances of Senior Subordinated Notes, other Permitted Subordinated Debt or capital stock or other Equity Interests by Allied Waste or its Subsidiaries received in respect of a Prepayment Event will be used to prepay outstanding Tranche D Loans and Exchange Notes, if any, or to reduce Tranche D Commitments if such issuances occur prior to the Effective Date. For purposes of determining the Relevant Percentage in connection with any Prepayment Event under circumstances where the proviso to the immediately preceding sentence is inapplicable, (x) in the case of a Prepayment Event set forth in clause (a) of the definition of "Prepayment Event", the Leverage Ratio shall be determined as of the final day of the fiscal quarter most recently ended immediately prior to the date of consummation of such Asset Sale; (y) in the case of a Prepayment Event set forth in clause (b) of the definition of "Prepayment Event", the Leverage Ratio shall be determined as of the date immediately prior to the date of the receipt or deemed receipt of Net Available Proceeds of such event; and
(z) in the case of a Prepayment Event set forth in clause (c) or (d) of the definition of "Prepayment Event", the Leverage Ratio shall be determined on a pro forma basis as of the date of the relevant incurrence of Indebtedness or issuance of Equity Interests, after giving effect to such incurrence or issuance.

                  "repay the Tranche D Obligations" shall have the meaning assigned thereto in Section 10.03.

                  "Representative" means the trustee, agent or representative (if any) for an issue of Senior Indebtedness.

                  "Required Lenders" means the Required Senior Lenders and the Required Tranche D Lenders.

                  "Required Senior Lenders" means, at any time, Senior Lenders having Revolving Exposures, Term Loans (other than Tranche D Loans) and unused Senior Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Senior Commitments at such time.

                  "Required  Tranche D Lenders"  means,  at any time,  Tranche D
Lenders having Tranche D Term Loans and unused Tranche D Commitments representing more than 50% of the sum of the total outstanding Tranche D Term Loans and unused Tranche D Commitments at such time.

                  "Responsible Officer" means any executive officer of Allied Waste or the Borrower (including, without limitation, any Financial Officer).

                  "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Allied Waste, the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in Allied Waste, the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Allied Waste, the Borrower or any Subsidiary.

                  "Restricted Subsidiary" means the Borrower, BFI and each other Subsidiary of Allied Waste that has not been designated by the Borrower as an Unrestricted Subsidiary pursuant to and in compliance with Section 6.16A and
Section 6.12B. On the date hereof, all Subsidiaries of Allied Waste are Restricted Subsidiaries.

                  "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

                  "Revolving Commitment" means, with respect to each Senior Lender, the commitment, if any, of such Senior Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Senior Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Senior Lender pursuant to Section 9.04. The initial amount of each Senior Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Senior Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Senior Lenders' Revolving Commitments is $1,500,000,000.

                  "Revolving Exposure" means, with respect to any Senior Lender at any time, the sum of the outstanding principal amount of such Senior Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

                  "Revolving Lender" means a Senior Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Senior Lender with Revolving Exposure.

                  "Revolving Loan" means a Loan made pursuant to clause (f) of
Section 2.01.

                  "Revolving Maturity Date" means the date that is six years after the Effective Date.

                  "Rolling Period" means any period of four consecutive fiscal quarters of Allied Waste.

                  "Secured Parties" has the meaning assigned to such term in the Non-Shared Collateral Security Agreement.

                  "Security Agreements" means the Non-Shared Collateral Security Agreement and the Shared Collateral Security Agreement.

                  "Security Documents" means the Security Agreements, the Non-Shared Collateral Pledge Agreement, the Shared Collateral Pledge Agreement, the Parent Guarantee Agreement, the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the Collateral Trust Agreement and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.10A to secure any of the Obligations.

                  "Senior Commitment" means a Revolving Commitment, Asset Sale Term Loan Commitment, Tranche A Commitment, Tranche B Commitment or Tranche C Commitment, or any combination thereof (as the context requires).

                  "Senior   Default"   means  any  event  or   condition   which
constitutes a Senior Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become a Senior Event of Default.

                  "Senior Event of Default" has the meaning assigned to such term in Article VII.

                  "Senior Indebtedness" means the following obligations, whether outstanding on the date of this Agreement or thereafter issued:

                  (i)  all obligations consisting of the Bank Indebtedness;

                  (ii) all obligations consisting of the principal of and premium, if any, and accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower regardless of whether post-filing interest is allowed in such proceeding) in respect of (A) indebtedness of the Borrower for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which the Borrower is responsible or liable;

                  (iii) all Capitalized Lease Obligations of the Borrower;

                  (iv) all obligations of the Borrower (A) for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (B) under interest rate swaps, caps, collars, options and similar arrangements and foreign currency hedges entered into in respect of any obligations described in clauses (i), (ii) and
         (iii) or (C) issued or assumed as the deferred purchase price of property and all conditional sale obligations of the Borrower and all obligations of the Borrower under any title retention agreement;

                  (v) all obligations of other persons of the type referred to in clauses (ii), (iii) or (iv) and all dividends of other persons for the payment of which, in either case, the Borrower is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including guarantees of such obligations and dividends; and

                  (vi)  all   obligations   of  the   Borrower   consisting   of
         modifications, renewals, extensions, replacements and refundings of any obligations described in clauses (i), (ii), (iii), (iv) or (v);

unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations, are not superior in right of payment to the Tranche D Term Loans; provided, however, that Senior Indebtedness shall not include (1) any obligation of the Borrower to any Subsidiary, (2) any liability for Federal, state, local or other taxes owed or owing by the Borrower, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (4) any Junior Indebtedness or any indebtedness, guarantee or obligation of the Borrower that is subordinate or junior to any other indebtedness, guarantee or obligation of the Borrower or
(5) any Indebtedness that is incurred in violation of this Agreement.

                  "Senior Lenders" means the Persons listed on Schedule 2.01(a) and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Senior Lenders" includes the Swingline Lender.

                  "Senior Loans" means Senior Term Loans and Revolving Loans.

                  "Senior Obligations" means (i) the obligations of the Borrower hereunder to pay the principal of, premium, if any, and interest on the Senior Loans and all other monetary obligations, including fees, costs, expenses, indemnities and penalties, whether primary, secondary, direct, contingent, fixed or otherwise, of the Borrower to the Senior Lenders in their capacities as such under this Agreement or any other Loan Document, (ii) all other "Obligations", as such term is defined in the Non-Shared Collateral Security Agreement and
(iii) all obligations of Loan Parties under the Parent Guarantee Agreement, Subsidiary Guarantee Agreement, Security Agreements and Pledge Agreements.

                  "Senior Subordinated Indebtedness" means the Tranche D Loans, the Senior Subordinated Notes, and any other Indebtedness of the Borrower that specifically provides that such Indebtedness is to rank pari passu with the Tranche D Loans and is not subordinated by its terms to any Indebtedness or other obligation of the Borrower that is not Senior Indebtedness.

                  "Senior Subordinated Notes" means up to $2,500,000,000 in aggregate principal amount of Permitted Subordinated Debt in the form of senior subordinated Indebtedness issued, in one or more series having substantially the same provisions (other than maturity and price terms) by the Borrower pursuant to the Subordinated Debt Documents.

                  "Senior Term Loans" means Asset Sale Term Loans, Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans.

                  "Shared Collateral Pledge Agreement" means the Shared Collateral Pledge Agreement, substantially in the form of Exhibit J, among BFI, Subsidiaries of BFI that are Subsidiary Loan Parties and the Collateral Trustee for the benefit of the Shared Collateral Secured Parties.

                  "Shared Collateral Secured Parties" means the "Secured Parties" as defined in the Shared Collateral Security Agreement.

                  "Shared Collateral Security Agreement" means the Shared Collateral Security Agreement, substantially in the form of Exhibit K, among BFI, Subsidiaries of BFI that are Subsidiary Loan Parties and the Collateral Trustee for the benefit of the Shared Collateral Secured Parties.

                  "Shares" means shares of common stock of BFI.

                  "S&P" means Standard & Poor's.

                  "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person on a going concern basis is not less than the amount that will be required to pay the probable liability of such Person on its Indebtedness as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur Indebtedness or liabilities beyond such Person's ability to pay as such Indebtedness and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital. The portion of contingent liabilities of any Person at any time that shall be includes for purposes of the above determinations shall be the amount of such contingent liabilities that, in light of all facts and circumstances existing at such time, could reasonably be expected to become actual matured liabilities of such Person.

                  "Specified Assets" means the assets set forth on Schedule 5.20A which have been identified by Allied Waste as being held for sale.

                  "Specified Subsidiary" means a Domestic Subsidiary of Allied Waste or the Borrower (including Domestic Subsidiaries formed or acquired pursuant to Permitted Acquisitions), but in any event excluding Inactive Subsidiaries and Insurance Subsidiaries.

                  "Sponsor Preferred Stock" means shares of convertible Preferred Stock of Allied Waste to be issued and sold to the Sponsors on the Effective Date, and any shares of the same class of such Preferred Stock issued in payment of dividends on outstanding shares of such class of Preferred Stock.

                  "Sponsor Preferred Stock Purchase" means the purchase by the Sponsors of Sponsor Preferred Stock for not less than $1,000,000,000 cash consideration paid to Allied Waste on or before the Effective Date.

                  "Sponsors" means Blackstone, Apollo and other investors in Sponsor Preferred Stock reasonably satisfactory to the Initial Lenders.

                  "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentage shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Subordinated Debt Documents" means the indenture or other agreement under which the Senior Subordinated Notes are issued and all other instruments, agreements and other documents evidencing or governing the Senior Subordinated Notes or providing for any Guarantee or other right in respect thereof.

                  "Subordinated Indemnity, Subrogation and Contribution Agreement" means the Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit E-2, among Allied Waste, the Borrower, the Subsidiary Loan Parties and the Administrative Agent.

                  "Subordinated Parent Guarantee Agreement" means the Subordinated Parent Guarantee Agreement substantially in the form of Exhibit L, made by Allied Waste in favor of the Administrative Agent for the benefit of the Tranche D Lenders.

                  "Subordinated Subsidiary Guarantee Agreement" means the Subordinated Subsidiary Guarantee Agreement substantially in the form of Exhibit M, made by the Subsidiary Loan Parties in favor of the Administrative Agent for the benefit of the Tranche D Lenders.

                  "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Subsidiary" means any subsidiary of Allied Waste. For purposes of the representations and warranties made herein on (and the conditions to borrowing on) the Effective Date, the term "Subsidiary" includes each of BFI and its subsidiaries. Notwithstanding anything herein to the contrary, Ref-Fuel shall not be deemed to be a Subsidiary or a member of the Allied Group unless Ref-Fuel becomes a wholly owned subsidiary.

                  "Subsidiary Guarantee Agreement" means the Subsidiary Guarantee Agreement, substantially in the form of Exhibit N, made by the Subsidiary Loan Parties in favor of the Collateral Agent for the benefit of the Secured Parties.

                  "Subsidiary Loan Party" means each Specified Subsidiary, including BFI.

                  "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Senior Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

                  "Swingline Lender" means The Chase Manhattan Bank, in its capacity as lender of Swingline Loans hereunder.

                  "Swingline Loan" means a Loan made pursuant to Section 2.04.

                  "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Term Loans" means Senior Term Loans and Tranche D Term Loans.

                  "Total Indebtedness" means, at any date, the sum of:

                  (a) all Indebtedness (other than Indebtedness described in clauses (e), (f) and (j) of the definition of the term "Indebtedness") of members of the Allied Group which at such time would be required to be reflected as liabilities for borrowed money on a Consolidated balance sheet of Allied Waste and its Subsidiaries prepared as of such date in accordance with GAAP; and

                  (b) the face amount of Cash-Pay Preferred Stock of members of the Allied Group outstanding on such date to the extent that (i) any member of the Allied Group has undertaken to redeem or repurchase such Cash-Pay Preferred Stock for cash or other assets at a fixed or determinable date or dates prior to the date that is six months after the Tranche C Maturity Date, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer (other than upon the occurrence of a change in control) or (ii) such Cash-Pay Preferred Stock is redeemable or required to be repurchased for cash or other assets by any member of the Allied Group on any date prior to the date that is six months after the Tranche C Maturity Date at the option of the holder thereof.

                  "Tranche A Availability Period" means the period from and including the Effective Date to but excluding the earlier of the date that is 60 days after the Effective Date and the date of termination of the Tranche A Commitments.

                  "Tranche A Commitment" means, with respect to each Senior Lender, the commitment, if any, of such Senior Lender to make a Tranche A Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche A Term Loan to be made by such Senior Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Senior Lender pursuant to Section 9.04. The initial amount of each Senior Lender's Tranche A Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Senior Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Senior Lenders' Tranche A Commitments is $1,750,000,000.

                  "Tranche A Lender" means a Senior Lender with a Tranche A Commitment or an outstanding Tranche A Term Loan.

                  "Tranche A Maturity Date" means the date that is six years after the Effective Date.

                  "Tranche A Term Loan" means a Loan made pursuant to clause (b) of Section 2.01.

                  "Tranche B Commitment" means, with respect to each Senior Lender, the commitment, if any, of such Senior Lender to make a Tranche B Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche B Term Loan to be made by such Senior Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Senior Lender pursuant to Section 9.04. The initial amount of each Senior Lender's Tranche B Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Senior Lender shall have assumed its Tranche B Commitment, as applicable. The initial aggregate amount of the Senior Lenders' Tranche B Commitments is $1,250,000,000.

                  "Tranche B Lender" means a Senior Lender with a Tranche B Commitment or an outstanding Tranche B Term Loan.

                  "Tranche B Margin" means, with respect to any Tranche B Term Loan (a) 1.75% per annum, in the case of an ABR Loan or (b) 2.75% per annum, in the case of a Eurodollar Loan.

                  "Tranche B Maturity Date" means the date that is seven years after the Effective Date.

                  "Tranche B Term Loan" means a Loan made pursuant to clause (c) of Section 2.01.

                  "Tranche C Commitment" means, with respect to each Senior Lender, the commitment, if any, of such Senior Lender to make a Tranche C Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche C Term Loan to be made by such Senior Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Senior Lender pursuant to Section 9.04. The initial amount of each Senior Lender's Tranche C Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Senior Lender shall have assumed its Tranche C Commitment, as applicable. The initial aggregate amount of the Senior Lenders' Tranche C Commitments is $1,500,000,000.

                  "Tranche C Margin" means, with respect to any Tranche C Term Loan (a) 2.00% per annum, in the case of an ABR Loan or (b) 3.00% per annum, in the case of Eurodollar Loan.

                  "Tranche C Maturity Date" means the date that is eight years after the Effective Date.

                  "Tranche C Term Loan" means a Loan made pursuant to clause (d) of Section 2.01.

                  "Tranche D Assignment and Acceptance" means an assignment and acceptance entered into by a Tranche D Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A-2 or any other form approved by the Administrative Agent.

                  "Tranche D Commitment" means, with respect to each Tranche D Lender, the commitment, if any, of such Tranche D Lender to make a Tranche D Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche D Term Loan to be made by such Tranche D Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Tranche D Lender pursuant to Section 9.04. The initial amount of each Tranche D Lender's Tranche D Commitment is set forth on Schedule 2.01(b), or in the Assignment and Acceptance pursuant to which such Tranche D Lender shall have assumed its Tranche D Commitment, as applicable. The initial aggregate amount of the Tranche D Lender's Tranche D Commitments is $2,500,000,000.

                  "Tranche D Default" means any event or condition which constitutes a Tranche D Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become a Tranche D Event of Default.

                  "Tranche D Event of Default" has the meaning assigned to such term in Article VII.

                  "Tranche D Lenders" means the Persons listed on Schedule 2.01(b) and any other Person that shall have become a party hereto pursuant to a Tranche D Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to a Tranche D Assignment and Acceptance. After the first anniversary of the Effective Date, Tranche D Lenders shall be deemed to include any Exchange Note Holders for purposes of Sections 2.10 and 2.11.

                  "Tranche D Loan Documents" means this Agreement, the Subordinated Parent Guarantee Agreement and the Subordinated Subsidiary Guarantee Agreement.

                  "Tranche D Margin" means, for any day, with respect to any ABR Loan or Eurodollar Loan that is a Tranche D Loan, the applicable interest rate margin per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", based upon the period elapsed since the Effective Date:


-------------------------------------------------- ---------------------------------- =====================

Period Since the                                                                           Eurodollar
Effective Date                                                ABR Spread                     Spread
-------------------------------------------------- ---------------------------------- =====================
-------------------------------------------------- ---------------------------------- =====================

Category 1                                                       2.50%                       3.50%
----------
Less than 12 months
-------------------------------------------------- ---------------------------------- =====================
-------------------------------------------------- ---------------------------------- =====================

Category 2                                                       3.00%                       4.00%
----------
Greater than or equal to 12 months and less than
15 months
-------------------------------------------------- ---------------------------------- =====================
-------------------------------------------------- ---------------------------------- =====================

Category 3                                                       3.50%                       4.50%
----------
Greater than or equal to 15 months and less than
18 months
-------------------------------------------------- ---------------------------------- =====================
-------------------------------------------------- ---------------------------------- =====================

Category 4                                                       4.00%                       5.00%
----------
Greater than or equal to 18 months and less than
21 months
-------------------------------------------------- ---------------------------------- =====================
-------------------------------------------------- ---------------------------------- =====================

Category 5                                                       4.25%                       5.25%
----------
Greater than 21 months
-------------------------------------------------- ---------------------------------- =====================

                  For purposes of the foregoing, the period of time elapsed since the Effective Date shall be deemed to be in Category 5 at any time that an Event of Default has occurred and is continuing.

                  "Tranche D Maturity Date" means the date that is eight years after the Effective Date.

                  "Tranche D Obligations" means the obligations of the Borrower hereunder to pay the principal of, premium, if any, and interest on the Tranche D Loans and all other monetary obligations, including fees, costs, expenses, indemnities and penalties, whether primary, secondary, direct, contingent, fixed or otherwise, of the Borrower to the Tranche D Lenders in their capacities as such under this Agreement or any other Loan Document.

                  "Tranche D Representations and Warranties" has the meaning specified in Section 3.24

                  "Tranche D Term Loan" means a Loan made pursuant to Clause (e) of Section 2.01 (and such term shall be deemed to include, after the first anniversary of the Effective Date, any outstanding Indebtedness evidenced by the Exchange Notes).

                  "Transactions" means the Merger and the other transactions described in the preamble to this Agreement.

                  "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

                  "Uniform Commercial Code" means the Uniform Commercial Code (and any similar law) in effect in any applicable jurisdiction.

                  "Unrestricted Subsidiary" means any Subsidiary that has been designated by the board of directors of the Borrower as an "Unrestricted Subsidiary" pursuant to and in accordance with the provisions of Section 6.16A.

                  "Voting Stock" of any Person means capital stock of such Person that ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "wholly owned subsidiary" of any Person shall mean a subsidiary of such Person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such Person or one or more wholly owned subsidiaries of such Person or by such Person and one or more wholly owned subsidiaries of such Person.

                  "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing" or "Term Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

                  SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                                ARTICLE II

                                                The Credits

                  SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees (a) to make an Asset Sale Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Asset Sale Term Loan Commitment, (b) to make Tranche A Term Loans to the Borrower from time to time during the Tranche A Availability Period in an aggregate principal amount not exceeding its Tranche A Commitment; provided that not less than the lesser of (i) $1,250,000,000 of the aggregate Tranche A Commitments or (ii) the outstanding Tranche A Commitments shall be drawn on the Effective Date, (c) to make a Tranche B Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Tranche B Commitment, (d) to make a Tranche C Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Tranche C Commitment, (e) to make a Tranche D Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Tranche D Commitment and
(f) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

                  SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (b) Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan;
provided that any exercise of such option shall comply with Section 2.17 and shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

                  (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 35 Eurodollar Borrowings outstanding.

                  (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Asset Sale Term Loan Maturity Date, Tranche A Maturity Date, Tranche B Maturity Date, Tranche C Maturity Date or Tranche D Maturity Date, as applicable.

                  SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing or Term Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 1:00 p.m., New York City time, on the day of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                  (i) whether the requested Borrowing is to be a Revolving Borrowing, Asset Sale Term Loan Borrowing, Tranche A Term Borrowing, Tranche B Term Borrowing, Tranche C Term Borrowing or Tranche D Term Borrowing;

                  (ii) the aggregate amount of such Borrowing;

                  (iii) the date of such Borrowing, which shall be a Business
         Day;

                  (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                  (v)  in  the  case  of a  Eurodollar  Borrowing,  the  initial
         Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (vi) the  location  and  number of the  Borrower's  account to
         which  funds  are  to  be  disbursed,   which  shall  comply  with  the
         requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender and/or Tranche D Lender, as applicable, of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                  SECTION 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $50,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; provided that the Swingline Lender may, but shall not be required to, make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

                  (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 1:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

                  (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in
Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall promptly notify the Borrower in writing of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

                  SECTION 2.05. Letters of Credit. (a) General. Upon the Effective Date, the Existing Letters of Credit will automatically, without any action on the part of any person, be deemed to be Letters of Credit issued hereunder for the account of the Borrower for all purposes of this Agreement and the other Loan Documents. In addition, subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account or for the account of any other member of the Allied Group (provided that the Borrower will be a co-applicant and a co-obligor with respect to each Letter of Credit issued for the account of any other member of the Allied Group), in a form reasonably acceptable to the Administrative Agent and the relevant Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the relevant Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower (and any other member of the Allied Group for whose account such Letter of Credit is issued) shall also submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $800,000,000 (as such amount may be reduced from time to time in integral multiples of $1,000,000 by notice given by the Borrower to the Administrative Agent, which shall promptly notify the Revolving Lenders thereof) and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

                  (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (other than any Existing Letter of Credit having a later expiration date), or, in the case of any renewal or extension thereof, one year after such renewal or extension and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

                  (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the relevant Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit (including each Existing Letter of Credit) equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower or any other account party on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower or any other account party for any reason. Each Senior Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying (or causing any other account party in respect of such Letter of Credit to pay) to the Administrative Agent an amount equal to such LC Disbursement not later than 1:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 1:00 p.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 1:00 p.m., New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 1:00 p.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with
Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrower fails to make (or cause another account party to make) such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the relevant Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the appropriate Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower (or any other account party in respect of the relevant Letter of Credit) of its obligation to reimburse such LC Disbursement.

                  (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit (except as otherwise provided below), or
(iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                  (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

                  (h) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower (or any other account party) reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse (or cause another account party to reimburse) such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

                  (i) Addition and Replacement of an Issuing Bank. An Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. A Revolving Lender may become an additional Issuing Bank hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Revolving Lender. The Administrative Agent shall notify the Revolving Lenders of any such additional Issuing Bank. Notwithstanding the foregoing, the Borrower shall not designate any Revolving Lender as an Issuing Bank hereunder if, after giving effect thereto, there would be more than fifteen Issuing Banks (other than Issuing Banks with no outstanding Letters of Credit other than Existing Letters of Credit).

                  (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Senior Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Senior Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Senior Event of Default with respect to the Borrower described in clause (viii) or (ix) of
Section 7.01(a). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with
Section 2.11(b) and no Default shall have occurred and be continuing.

                  SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 3:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the relevant Issuing Bank.

                  (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower each agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  SECTION 2.07. Interest Elections. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

                  (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (f) of this Section:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Senior Lender and/or Tranche D Lender, as applicable, of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof,
(i) if a Senior Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Senior Lenders so notifies the Borrower, then, so long as a Senior Event of Default is continuing (A) no outstanding Borrowing (other than a Tranche D Borrowing) may be converted to or continued as a Eurodollar Borrowing and (B) unless repaid, each Eurodollar Borrowing (other than Tranche D Borrowings) shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto, and (ii) if a Tranche D Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Tranche D Lenders so notifies the Borrower, then, so long as a Tranche D Event of Default is continuing (A) no outstanding Tranche D Borrowing may be converted to or continued as a Eurodollar Borrowing and (B) unless repaid, each Tranche D Borrowing that is a Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  (f) A Borrowing of any Class may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

                  SECTION 2.08. Termination and Reduction of Commitments. (a) Unless previously terminated, (i) the Asset Sale Term Loan Commitments, Tranche B Commitments, Tranche C Commitments, Tranche D Commitments and Tranche A Commitments in excess of $500,000,000 shall terminate at 5:00 p.m., New York City time, on the Effective Date, (ii) the Revolving Commitments shall terminate on the Revolving Maturity Date and (iii) the undrawn balance of the Tranche A Commitments shall terminate at 5:00 p.m., New York City time, on the last day of the Tranche A Availability Period.

                  (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

                  (c) If any prepayment of Term Borrowings is required pursuant to Section 2.11 but cannot be made because there are no Term Borrowings outstanding, or because the amount of the required prepayment exceeds the outstanding amount of Term Borrowings, then, on the date that such prepayment is required, the Revolving Commitments shall be reduced by an aggregate amount equal to the amount of the required prepayment, or the excess of such amount over the outstanding amount of Term Borrowings, as the case may be.

                  (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section, or any required reduction of the Revolving Commitments under paragraph
(b) or (c) of this Section, at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the
Administrative Agent shall advise the Senior Lenders and/or the Tranche D Lenders, as applicable, of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

                  SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Senior Lender the then unpaid principal amount of each Revolving Loan of such Senior Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Senior Lender and Tranche D Lender, as applicable, the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least ten Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  SECTION 2.10. Amortization of Term Loans. (a) Subject to adjustment pursuant to paragraph (e) of this Section, the Borrower shall repay Tranche A Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:

                     Date                   Amount

         September 30, 2000                 $ 75,000,000
         September 30, 2001                 $100,000,000
         September 30, 2002                 $250,000,000
         September 30, 2003                 $350,000,000
         September 30, 2004                 $450,000,000

                  (b) Subject to adjustment pursuant to paragraph (e) of this Section, the Borrower shall repay Tranche B Term Borrowings in the aggregate principal amount of $5,000,000 on September 30 of each year, beginning on September 30, 2001.

                  (c) Subject to adjustment pursuant to paragraph (e) of this Section, the Borrower shall repay Tranche C Term Borrowings in the aggregate principal amount of $5,000,000 on September 30 of each year, beginning on September 30, 2001.

                  (d) To the extent not previously paid, (i) all Asset Sale Term Loans shall be due and payable on the Asset Sale Term Loan Maturity Date, (ii) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date, (iii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date, and (iv) all Tranche C Term Loans shall be due and payable on the Tranche C Maturity Date and (v) all Tranche D Term Loans shall be due and payable on the Tranche D Maturity Date.

                  (e) If the initial aggregate amount of the Lenders' Term Commitments of any Class exceeds the aggregate principal amount of Term Loans of such Class that are made on the Effective Date (or, in the case of Tranche A Term Loans, outstanding at 5:00 p.m., New York City time, on the last day of the Tranche A Availability Period), then the scheduled repayments of Term Borrowings of such Class to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess. Any prepayment of a Term Borrowing of any Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably; provided that at the option of the Borrower, any prepayment made pursuant to Section 2.11(a) may be applied either (a) first to reduce the next scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section in order of maturity or (b) ratably.

                  (f) If any Senior Subordinated Notes or other Permitted Subordinated Debt or any capital stock or other Equity Interest (other than capital stock issued pursuant to management compensation plans and the Sponsor Preferred Stock Purchase) is issued by Allied Waste or its Subsidiaries on or before the Effective Date, an amount equal to the Net Available Proceeds of such Permitted Subordinated Debt and the Net Available Proceeds of any such equity issuance shall be allocated (i) first, to reduce the Tranche D Commitments and accordingly the amount of Tranche D Term Borrowings on the Effective Date, (ii) second, to reduce Asset Sale Term Loan Commitments (and accordingly the amount of Asset Sale Term Loan Borrowings on the Effective Date) and (iii) third, to the extent of any additional Net Available Proceeds, to reduce A, B, and C Term Commitments (and accordingly the amounts of A, B and C Term Borrowings on (or in the case of Tranche A Term Borrowings, on or after) the Effective Date) on a pro rata basis in accordance with the relative outstanding amounts of such Commitments at the time of such reductions.

                  (g) If any Asset Sales are effected by Allied Waste or its Subsidiaries or by BFI or its subsidiaries on or before the Effective Date, an amount equal to the Net Available Proceeds of such Asset Sales shall be allocated (i) first, to reduce Asset Sale Term Loan Commitments (and accordingly the amount of Asset Sale Term Loan Borrowings on the Effective Date) and (ii) second, to reduce A, B and C Term Commitments (and accordingly the amounts of A, B and C Term Borrowings on (or in the case of Tranche A Term Borrowings, on or after) the Effective Date) on a pro rata basis in accordance with the relative outstanding amounts of such Commitments at the time of such reductions.

                  (h) If mandatory prepayment amounts arise from the issuance of Senior Subordinated Notes or equity securities (other than in connection with the Sponsor Preferred Stock Purchase) by Allied Waste or the Borrower after the Effective Date, then, subject to Section 2.11(c), the Net Available Proceeds thereof shall be allocated (i) first, to repay outstanding Tranche D Term Borrowings, (ii) second, to repay outstanding Asset Sale Term Borrowings and
(iii) third, to the extent of any remaining Net Available Proceeds, to repay A, B and C Term Borrowings or reduce the Tranche A Commitments, as appropriate, on a pro rata basis in accordance with the respective outstanding amounts of such Borrowings and the then remaining unused Tranche A Commitments at the time of such prepayment.

                  (i) Notwithstanding the provisions of paragraph (g) above, if Net Available Proceeds from Asset Sales referred to in such paragraph are received on, before or after the Effective Date and (after giving effect to any allocation of a portion of such Net Available Proceeds to repay Asset Sale Term Borrowings or reduce Asset Sale Term Loan Commitments) (x) there are no then outstanding Asset Sale Term Loans or Asset Sale Term Loan Commitments and (y) the outstanding Tranche D Commitments or Tranche D Term Borrowings, as applicable, have been reduced to not more than $500,000,000 from the application of at least $2,000,000,000 of net proceeds from the sale of Senior Subordinated Notes and or equity securities (other than in connection with the Sponsor Preferred Stock Purchase) of Allied Waste, then, subject to Section 2.11(c) such Net Available Proceeds from Asset Sales may, at the Borrower's option, be applied (to the extent not required to repay in full all Asset Sale Term Loans or terminate in full all Asset Sale Term Loan Commitments) to repay outstanding Tranche D Term Borrowings or reduce Tranche D Term Commitments, as the case may be, until such Tranche D Term Borrowings are paid in full and such Tranche D Commitments are terminated in full, and then to repay A, B and C Term Borrowings or reduce Tranche A Commitments, as applicable, on a pro rata basis in accordance with the respective outstanding amounts of such Borrowings and the then remaining unused Tranche A Commitments at the time of such prepayment.

                  (j) Prior to any repayment of any Term Borrowings of any Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 1:00 p.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Loans shall be accompanied by accrued interest on the amount repaid.

                  (k) So long as Tranche A Term Loans are outstanding, any Lender holding Tranche B Term Loans or Tranche C Term Loans may, on not less than one Business Day's prior written notice to the Administrative Agent, elect not to have any mandatory prepayment to be made out of Excess Cash Flow pursuant to Section 2.11(d) applied to such Lender's Tranche B Term Loans or Tranche C Term Loans, in which case the amount not so applied shall be applied to prepay Tranche A Term Loans.

                  (l) So long as Asset Sale Term Loans or Tranche A Term Loans are outstanding, the Borrower may, at its election, afford the Lenders holding Tranche B Loans or Tranche C Loans the right to elect on not less than one Business Day's prior written notice to the Administrative Agent with respect to any optional prepayment pursuant to Section 2.11(a), not to have such prepayment applied to such Lender's Tranche B Term Loans or Tranche C Term Loans, in which case the amount not so applied shall be applied to prepay Asset Sale Term Loans and Tranche A Term Loans on a pro rata basis in accordance with the outstanding amounts thereof and otherwise as described in Section 2.10(n).

                  (m) If at the time of any mandatory prepayment made during the Tranche A Availability Period, the Tranche A Term Loan has not been fully drawn, the amount of such mandatory prepayment allocable to the undrawn portion of the Tranche A Term Loan may be retained by the Borrower and the Tranche A Commitments will be permanently reduced by such amount.

                  (n) Except as set forth in paragraphs (f), (g), (h), (i), (k), and (l), and subject to Section 2.11(c), (i) all Net Available Proceeds to be applied at any time to prepay Term Borrowings pursuant to Section 2.11 shall be applied (A) first, to repay outstanding Asset Sale Term Borrowings and (B) second, to the extent of any remaining Net Available Proceeds, to repay A, B and C Term Borrowings, or reduce the Tranche A Commitments, as appropriate, on a pro rata basis in accordance with the respective outstanding amounts of such Borrowings and the then remaining unused Tranche A Commitments at the time of such prepayment; and (ii) all Excess Cash Flow to be applied at any time to prepay Term Borrowings pursuant to Section 2.11 shall be applied to repay the Senior Term Loans at the Borrower's option, in order of maturity of such Borrowings or on a pro rata basis in accordance with the respective outstanding amounts of such Borrowings at the time of such prepayment.

                  Each payment of Borrowings pursuant to this Section 2.10 shall be accompanied by accrued interest on the principal amount paid to but excluding the date of payment.

                  SECTION 2.11. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section provided that on or after the first anniversary of the Effective Date, when such prepaid Borrowing is a Tranche D Loan, the Borrower shall be required to redeem a ratable amount of any outstanding Exchange Notes in accordance with the provisions of Article 3 of the Exchange Note Indenture.

                  (b) In the event and on such occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess.

                  (c) In the event and on each occasion that any Net Available Proceeds are received by or on behalf of Allied Waste, the Borrower or any
Restricted Subsidiary or BFI or any subsidiary of BFI in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Available Proceeds are received, prepay Term Borrowings (or reduce Term Loan Commitments, in the case of Net Available Proceeds received on or before the Effective Date) in an aggregate amount equal to the amount of the Relevant Percentage of such Net Available Proceeds required to be applied or allocated in accordance with Sections 2.10(f), (g), (h), (i), (j), (k), (l) and (n); provided that on or after the first anniversary of the Effective Date, the Relevant Percentage of Net Available Proceeds received in respect of any Prepayment Event and prepaid in accordance with such sections to the Tranche D Lenders shall be applied ratably to prepay Tranche D Loans and redeem any outstanding Exchange Notes in accordance with Article 3 of the Exchange Note Indenture; provided further that in the case of Net Available Proceeds arising out of the sale of Specified Assets, the issuance of the Senior Subordinated Notes, the issuance of Permitted Cure Securities or the issuance or incurrence of Indebtedness pursuant to Section 6.01A(xvi), the Borrower shall prepay Term Borrowings in an aggregate amount equal to 100% of Net Available Proceeds in accordance with such sections; provided further that, in the case of any event described in clause (a) of the definition of the term Prepayment Event occurring after the repayment in full of all Asset Sale Term Loans (other than in connection with a sale of Specified Assets), if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Available Proceeds from such event, within one year after  receipt  of such  Net  Available  Proceeds,  to  acquire  real  property, equipment or other tangible assets (including pursuant to Permitted Acquisitions) to be used in the business of the Borrower and the Subsidiaries, and certifying that no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of Net Available Proceeds so applied by the end of such one-year period. The amount of the Relevant Percentage of such Net Available Proceeds not so applied by the end of such one-year period shall be applied to the prepayment of Term Borrowings as if received on the date on which such status is first ascertainable. Any Net Available Proceeds required to be applied to the reduction of Tranche A Commitments or the prepayment of Tranche A Term Loans shall be applied (i) first, to the prepayment of Tranche A Term Loans then outstanding, if any, and
(ii) second, to permanently reduce the Tranche A Commitments. Notwithstanding any other provision of this Agreement, including the provisions of Sections 2.10 and 2.11, any and all proceeds, including any Net Available Proceeds, from the sale or disposition of Collateral subject to Liens under the Security Agreements or the Pledge Agreements at the time of such sale or disposition and made pursuant to the exercise of remedies under such Security Documents shall be applied in accordance with the provisions of the applicable Security Agreement or Pledge Agreement rather than the provisions of this Agreement.

                  (d) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2000, the Borrower shall prepay Senior Term Loans in an aggregate amount equal to 75% of Excess Cash Flow for such fiscal year, in accordance with Sections 2.10(j), (k), (l) and (n). Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.04(A) with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 105 days after the end of such fiscal year).

                  (e) The Borrower shall notify the  Administrative  Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 1:00 p.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 1:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an Loan of a Borrowing of the same Type as provided in
Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

                  SECTION 2.12. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of each Commitment of such Lender during the period from and including the date hereof to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears (i) in the case of commitment fees in respect of the Revolving Commitments and Tranche A Commitments, on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments or Tranche A Commitments, as applicable, terminate, commencing on the first such date to occur after the date hereof, and (ii) in the case of commitment fees in respect of the Asset Sale Loan Commitments, Tranche B Commitments, Tranche C Commitments, and Tranche D Commitments on the Effective Date or any earlier date on which such Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

                  (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin as interest on Eurodollar Revolving Loans on the daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and
(ii) to each Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and such Issuing Bank, not to exceed 0.25% per annum, on the outstanding amount of each Letter of Credit issued by such Issuing Bank during the period from and including the date of issuance thereof to but excluding the date of termination, expiration or drawing in full of such Letter of Credit, as well as such Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

                  (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to an Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

                  SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Margin.

                  (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

                  (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

                  (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                  (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                  (b) the Administrative Agent is advised by either the Required Senior Lenders or the Required Tranche D Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

                  SECTION 2.15. Increased Costs. (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank; or

                  (ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or Issuing Bank's capital or on the capital of such Lender's or Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or Issuing Bank's policies and the policies of such Lender's or Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company for any such reduction suffered.

                  (c) A certificate of a Lender or Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

                  (e) Notwithstanding the foregoing,  Section 2.17, and not this
Section 2.15, is the only section of this Agreement that deals with increased costs with respect to Taxes.

                  SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(e) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.17. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) (i) Each Foreign Lender (and, where required by applicable law, such Foreign Lender's beneficial owners) shall deliver to the Borrower (with a copy to the Administrative Agent) two copies of either United States Internal Revenue Service Form 1001 or Form 4224 (and, in either case, two copies of Form W-8), or, in the case of a Foreign Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Foreign Lender (and, as applicable, such Foreign Lender's beneficial owners) delivers a Form W-8, a certificate in the form of the certificate attached hereto as Exhibit P (the "Portfolio Exemption Certificate") representing, inter alia, that such Foreign Lender (and, as applicable, such Foreign Lender's beneficial owners) is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder of the Borrower (within the meaning of Section 871(h)(3)(B) of the Code) and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), and such other forms or statements reasonably requested by the Borrower, in the case of all the foregoing, properly completed and duly executed by such Foreign Lender (and, as applicable, such Foreign Lender's beneficial owners) claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Agreement or any other Loan Document. Such forms shall be delivered by each Foreign Lender (and, as applicable, such Foreign Lender's beneficial owners) on or before the date it becomes a party to this Agreement or designates a new lending office. In addition, each Foreign Lender (and, as applicable, such Foreign Lender's beneficial owners) shall deliver such forms promptly upon the obsolescence, expiration or invalidity of any form previously delivered by such Foreign Lender (and, as applicable, such Foreign Lender's beneficial owners). In the case of a Foreign Lender (and, as applicable, such Foreign Lender's beneficial owners) that delivers a Portfolio Interest Exemption Certificate, such Foreign Lender (and, as applicable, its beneficial owners) shall deliver such certificate and other forms as reasonably requested by the Borrower on a biannual basis. In addition, each Foreign Lender agrees to notify promptly the Borrower and the Administrative Agent if it (or, as applicable, its beneficial owners) is no longer able to deliver, or if it is required to withdraw or cancel, any form or statement previously delivered by it pursuant to this
Section 2.17(e). Notwithstanding any other provision of this Section 2.17, a Foreign Lender (and, as applicable, such Foreign Lender's beneficial owners) shall not be required to deliver any form pursuant to this Section 2.17(e) that such Foreign Lender (and, as applicable, such Foreign Lender's beneficial owners) is not legally able to deliver (it being understood and agreed that the Borrower shall withhold or deduct such amounts from any payments made to such Foreign Lender that the Borrower reasonably determines are required by law).

                  (ii) Each Lender that is not a Foreign Lender shall deliver to Borrower (with a copy to the Administrative Agent) two copies of United Internal Revenue Service Form W-9, or any subsequent versions thereof or successors thereto, unless such Lender otherwise establishes that such Lender is otherwise eligible for an exemption from backup withholding tax or any other applicable withholding tax. Such forms shall be delivered by such Lender on or before the date it becomes a party to this Agreement or designates a new lending office and such Lender shall deliver such forms promptly upon the obsolescence, expiration or invalidity of any form previously delivered by such Lender.

             (iii) Each Lender (and each former Lender) agrees to indemnify and hold harmless the Borrower and the Administrative Agent from and against any Taxes imposed by or on behalf of the United States or any taxing jurisdiction thereof (including any interest, penalty, addition to tax or additional amount due) and reasonable expenses arising therefrom or with respect thereto ("Losses") incurred or payable by the Borrower or the Administrative Agent as a result of the failure of the Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes imposed by or on behalf of the United States or any taxing jurisdiction thereof from any payments made pursuant to this Agreement which failure resulted from the Borrower's or the Administrative Agent's reliance on any representation, covenant, form, statement, certificate or other information provided to it by such Lender pursuant to this Section 2.17(e) including, for the avoidance of doubt, (x) any Losses arising by virtue of such Lender being a "conduit entity" within the meaning of Treasury Reg. Section 1.881-3 or any successor provision thereto and
(y) in the case of a Lender which sells a participation, any Losses which arise as a result of such participation but, in all cases, excluding Losses resulting solely from any action or failure to act by the Borrower (other than the Borrower's reliance on any such representation, covenant, form, statement or certificate or any such action as required by applicable law or by this Agreement).

                  (f) If the Administrative Agent or a Lender or the Issuing Bank determines, in its reasonable, good faith judgment that it has received a refund of or with respect to any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender or the Issuing Bank and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower, upon the request of the Administrative Agent or such Lender or the Issuing Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender or the Issuing Bank in the event the Administrative Agent or such Lender or the Issuing Bank is required to repay such refund to such Governmental Authority. Nothing contained in this Section 2.17 shall require the Administrative Agent or any Lender or the Issuing Bank to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrower or any other Person.

                  SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15,
2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to an Issuing Bank or the Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, to payment of interest and fees then due in respect of Senior Loans, Letters of Credit and Commitments (other than Tranche D Commitments) hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, (ii) second, to payment of principal of Senior Loans and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties,
(iii) third, to payment of interest and fees then due in respect of Tranche D Term Loans and Tranche D Commitments hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iv) fourth, to payment of principal of Tranche D Term Loans then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties; provided, however, that the application of any such funds shall at all times be subject to the provisions of Article X.

                  (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Senior Term Loans, Tranche D Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Senior Term Loans, Tranche D Term Loans or participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Senior Term Loans, Tranche D Term Loans or participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Senior Term Loans, Tranche D Term Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply) and (iii) the foregoing provisions and the receipt and application of any payment in respect of Tranche D Term Loans or other Tranche D Obligations shall be subject to the provisions of Article X. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the
Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.19. Mitigation Obligations;  Replacement of Lenders.
(a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, each Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under
Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                                                ARTICLE III

                                      Representations and Warranties

                  Each of Allied Waste and the Borrower jointly and severally represents and warrants to the Lenders that (it being understood and agreed that any representation or warranty made or deemed made with respect to actions or events occurring on or prior to the Effective Date in Sections 3.04, 3.07, 3.09, 3.10, 3.13, 3.14, 3.15, 3.16, 3.17, 3.18, 3.20 or 3.21 with respect to BFI and its subsidiaries is made to the knowledge of the Borrower and Allied Waste):

                  SECTION 3.01. Organization; Powers. Each of Allied Waste and its Restricted Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not, individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to have a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.

                  SECTION 3.02. Authorization. The execution, delivery and performance by each Loan Party of each of the Loan Documents to which such Loan Party is a party and the other Transactions:

                  (a) have been duly authorized by all requisite corporate and, if required, stockholder action;

                  (b) in the case of Allied Waste and the Borrower, will not (i) violate (A) any provision of law, statute, rule or regulation, or of its certificate or articles of incorporation or other constitutive documents or by-laws, (B) any material order of any Governmental Authority or (C) any material provision of any indenture, or other Material Agreement or instrument to which Allied Waste or the Borrower is a party or by which either of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or other Material Agreement or instrument or (iii) result in the creation or imposition of any material Lien upon or with respect to any property or assets now owned or hereafter acquired by Allied Waste or the Borrower (other than any Lien created hereunder or under the Security Documents); and

                  (c) in the case of members of the Allied Group other than Allied Waste and the Borrower, will not (i) violate (A) any provision of law, statute, rule or regulation, or of its certificate or articles of incorporation or other constitutive documents or by-laws, (B) any material order of any Governmental Authority or (C) any material provision of any indenture or other Material Agreement or instrument to which any of them is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or which notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or other Material Agreement or instrument or
         (iii) result in the creation or imposition of any material Lien upon or with respect to any property or assets now owned or hereafter acquired by any of them (other than any Lien created hereunder or under the Security Documents, in each case other than violations, conflicts and breaches referred to in clauses (i) and (ii) above that could not, individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to have a Material Adverse Effect or result in any liability of the Administrative Agent or any Lender.

                  SECTION  3.03.  Enforceability.  This  Agreement has been duly executed and delivered by each of Allied Waste and the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  SECTION 3.04. Governmental Approvals. Except as could not, individually or in the aggregate after giving effect to the Transactions reasonably be expected to have a Material Adverse Effect, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for
(a) the filing of Uniform Commercial Code financing statements and other similar filings to perfect the interests of the Secured Parties in the Collateral, (b) such as will have been made or obtained and will be in full force and effect as of the Effective Date, (c) such as may be required in the ordinary course of business in connection with the performance of the obligations of Allied Waste and the Borrower hereunder and (d) such as may be required in connection with sales of capital stock or other ownership interests under the Security Documents.

                  SECTION 3.05. Financial Statements. (a) Allied Waste has heretofore furnished to the Administrative Agent for distribution to the Lenders the Consolidated balance sheet and statements of income, stockholders' equity and cash flows of Allied Waste and its Restricted Subsidiaries on a Consolidated basis (1) as of and for the fiscal year ended December 31, 1998, reported on by Arthur Andersen LLP, independent public accountants, and (2) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 1999, certified by a Financial Officer of Allied Waste. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Allied Waste and its Subsidiaries as of such dates and for such periods in accordance with GAAP consistently applied, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (2) of the first sentence of this paragraph.

                  (b) Allied Waste has heretofore furnished to the Administrative Agent for distribution to the Lenders (i) its unaudited pro forma Consolidated balance sheet as of March 31, 1999 and (ii) projected Consolidated statements of income, stockholders' equity and cash flows of Allied Waste and its Restricted Subsidiaries (covering the period ending on December 31, 2007), in each case prepared giving effect to the Transactions as if the Transactions had occurred as of December 31, 1998. Such pro forma and projected financial statements have been prepared in good faith by Allied Waste based on the assumptions and estimates used to prepare the pro forma and projected financial information in the Confidential Information Memorandum (which assumptions and estimates are believed by Allied Waste on the date thereof to be reasonable), is based on the best information available to Allied Waste after due inquiry and accurately reflects all material adjustments required to be made to give effect to the Transactions.

                  SECTION 3.06. No Material Adverse Change. Since December 31, 1998, there has been no material adverse change in the business, condition (financial or otherwise), operations, performance or properties of Allied Waste and its Subsidiaries, taken as a whole, after giving effect to the Transactions.

                  SECTION 3.07.  Title to Properties;  Possession  Under Leases.
(a) Each member of the Allied Group has good title to, or valid leasehold interests in, all properties and assets which are material to the conduct of the business of the Allied Group, taken as a whole, except for defects that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by the Loan Documents.

                  (b) Schedule 3.07 sets forth the address of each landfill that is owned or leased by Allied Waste or any of its Restricted Subsidiaries as of the date hereof.

                  (c) As of the date hereof, neither Allied Waste, BFI nor any of their Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any landfill or any sale or disposition thereof in lieu of condemnation. As of the date hereof, except as set forth in Schedule 3.07, neither any landfill nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such landfill or interest therein.

                  (d) Each member of the Allied Group has complied with all obligations under all leases which are material to the Allied Group, taken as a whole, to which it is a party and all such leases are in full force and effect, except where failure to do so or failure of such leases to be in full force and effect could not individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to have a Material Adverse Effect. Each member of the Allied Group enjoys peaceful and undisturbed possession under all such material leases, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.08. Subsidiaries; Other Equity Investments. (a) Part A of Schedule 3.08 sets forth as of the date hereof a list of all Subsidiaries, after giving effect to the Transactions. Each such Subsidiary is (or upon consummation of the Transactions will be) a wholly owned Subsidiary except as otherwise indicated on Schedule 3.08. The shares of capital stock or other ownership interests issued by the Borrower and the other Subsidiaries and owned by members of the Allied Group are fully paid and non-assessable and are owned by Allied Waste, directly or indirectly, free and clear of all Liens (other than Liens permitted by the Loan Documents).

                  (b) Part B of Schedule 3.08 sets forth as of the date hereof a list of all equity Investments (other than equity Investments in Subsidiaries referred to in Part A of said Schedule 3.08) held by Allied Waste, BFI or any of their subsidiaries in any Person, and, for each such Investment (i) the identity of the Person or Persons holding such Investment and (ii) the nature of such Investment.

                  (c) Part C of Schedule 3.08 sets forth as of the date hereof a list of each Subsidiary that is inactive and that has total assets of less than $100,000 (each, an "Inactive Subsidiary")

                  SECTION 3.09. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.09, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Allied Waste or the Borrower, threatened against or affecting any member of the Allied Group or any business, property or rights of any such member (i) that involve any Loan Document or the Transactions or (ii) as to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, after giving effect to the Transactions, to have a Material Adverse Effect.

                  (b) No member of the Allied Group or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate any law, rule or regulation (including any Environmental Law, or, to the knowledge of Allied Waste or the Borrower any zoning, building ordinance, code or approval or any building permits), or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.10. Agreements. No member of the Allied Group is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other Material Agreement to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.11. Federal Reserve Regulations. (a) No member of the Allied Group is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

                  (b) No part of the proceeds of any Loan or any Letter of Credit will be used by any member of the Allied Group, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of Regulations U or X of the Board.

                  SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. No member of the Allied Group is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 3.13. Tax Returns. Each of Allied Waste and its Subsidiaries has timely filed or caused to be filed all Tax returns, extensions or materials required to have been filed by it (other than those not yet delinquent) and has paid or caused to be paid all Taxes due and payable by it and all assessments received by it, except (a) any Taxes and assessments that are being contested in good faith by appropriate proceedings and for which such member shall have set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not, individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.14. No Material Misstatements. To the knowledge of the Loan Parties, on or prior to the Effective Date, none of (a) the Confidential Information Memorandum or (b) any other information, report, financial statement, exhibit or schedule furnished by or on behalf of Allied Waste and its Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, as of the date of such statements and in the light of the circumstances under which they were made, not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast, projection or expressions of opinion, each of Allied Waste and its Subsidiaries represents only that (i) it acted in good faith and utilized assumptions believed to be reasonable at the time and due care in the preparation of such information, report, financial statement, exhibit or schedule and (ii) nothing has come to its attention which would cause them not to so believe.

                  SECTION 3.15.  Employee Benefit Plans.  Except as set forth on
Schedule 3.15, each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder, except for such non-compliance as could not, individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.15, no ERISA Event has occurred and is outstanding or is reasonably expected to occur that, when taken together with all other such outstanding ERISA Events, could, individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to result in material liability of the Borrower or any of its ERISA Affiliates, except where such liability could not reasonably be expected to have to a Material Adverse Effect. The present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $25,000,000 the fair market value of the assets of such Plan, and the aggregate present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed by more than $25,000,000 the aggregate fair market value of the assets of all such underfunded Plans.

                  SECTION 3.16.  Environmental Matters.  Except as set forth in
Schedule 3.16:

                  (a) the facilities and properties owned, leased or operated by each member of the Allied Group (the "Properties") do not contain and to the Borrower's best knowledge (actual or constructive) have not previously contained, any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of,
         (ii) require remedial action under, or (iii) could give rise to liability under, Environmental Laws, which violations, remedial actions and liabilities, individually or in the aggregate, after giving effect to the Transactions, could reasonably be expected to have a Material Adverse Effect;

                  (b) the Properties and all operations of each member of the Allied Group are in compliance, and in the last five years have been in compliance, with all Environmental Laws, and all necessary Environmental Permits have been obtained and are in effect, except to the extent that such non-compliance or failure to obtain any such Environmental Permits, individually or in the aggregate, after giving effect to the Transactions, could not reasonably be expected to have a Material Adverse Effect;

                  (c) there have been no Releases or threatened Releases at, from, under or proximate to the Properties or properties formerly owned, leased or operated by any member of the Allied Group (the "Former Properties") or otherwise in connection with the operations of any member of the Allied Group, which Releases or threatened Releases, individually or in the aggregate, after giving effect to the Transactions, could reasonably be expected to have a Material Adverse Effect;

                  (d) no member of the Allied Group has received any notice of an Environmental Claim in connection with the Properties or Former Properties or the operations of any member of the Allied Group or with regard to any Person whose liabilities arising under Environmental Law any member of the Allied Group has retained or assumed, in whole or in part, contractually, by operation of law or otherwise, which, individually or in the aggregate, after giving effect to the Transactions, could reasonably be expected to have a Material Adverse Effect; and

                  (e) Hazardous Materials have not been transported from the Properties or Former Properties, nor have Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties or Former Properties in violation of any Environmental Law, nor has any member of the Allied Group retained or assumed any liability, contractually, by operation of law or otherwise, with respect to the generation, treatment, storage or disposal of Hazardous Materials, which transportation, generation, treatment, storage or disposal, or retained or assumed liabilities, individually or in the aggregate, after giving effect to the Transactions, could reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.17. Insurance. Schedule 3.17 sets forth a true, complete and correct description of all material insurance maintained by Allied Waste, the Borrower and BFI (including insurance maintained by Allied Waste or the Borrower for the Subsidiaries and by BFI for its subsidiaries) as of the date hereof. As of the date hereof, such insurance is in full force and effect and all premiums which have become due and payable have been fully paid. Each member of the Allied Group maintains insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

                  SECTION 3.18. Labor Matters. Except as disclosed in the periodic reports of Allied Waste and BFI most recently filed under the Securities Exchange Act of 1934 prior to the date hereof, as of the date hereof, there are no strikes, lockouts or slowdowns against any member of the Allied Group pending or, to the knowledge of Allied Waste or the Borrower, threatened, which individually or in the aggregate, after giving effect to the Transactions, could reasonably be expected to have a Material Adverse Effect. The hours worked by and payments made to employees of the Allied Group do not violate the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, in a manner which individually or in the aggregate, after giving effect to the Transactions, could reasonably be expected to have a Material Adverse Effect. All payments due from members of the Allied Group, or for which any claim may be made against any member of the Allied Group, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such member, except where the failure to do so individually or in the aggregate, after giving effect to the Transactions, could not reasonably be expected to have a Material Adverse Effect. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any member of the Allied Group is bound, except where such events individually or in the aggregate, after giving effect to the Transactions, could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.19. Solvency. Immediately after the consummation of the Transactions to occur on the Effective Date and immediately following the making of each Loan and after giving effect to the application of the proceeds thereof, and taking into account all rights of indemnity, subrogation and contribution of the Loan Parties under applicable law and the Indemnity, Contribution and Subrogation Agreement, each Material Loan Party is and will be Solvent.

                  SECTION 3.20. Intellectual Property. Each member of the Allied Group owns, or has valid rights to use, all Intellectual Property necessary for the conduct of its business as currently conducted except for any failure to so own or license Intellectual Property which, individually or in the aggregate, after giving effect to the Transactions, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of Allied Waste and the Borrower, no claim has been asserted and is pending against any member of the Allied Group challenging or questioning the use of any Intellectual Property by them or the validity or effectiveness of any Intellectual Property used by them, except for any claims, which, individually or in the aggregate, after giving effect to the Transactions, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of Allied Waste and the Borrower, the use of Intellectual Property by the members of the Allied Group does not infringe on the rights of any Person in any material respect and in any manner which could individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.21. Year 2000. Any reprogramming required to permit the proper functioning in all material respects, in and following the year 2000, of (i) the computer systems of Allied Waste and its Subsidiaries and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the systems of Allied Waste, the Borrower and its Subsidiaries interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed in all material respects by December 31, 1999. The aggregate cost to Allied Waste and its Subsidiaries of such reprogramming and testing, and of the reasonably foreseeable consequences of year 2000 to Allied Waste and its Subsidiaries resulting from reprogramming errors and the failure of others' systems or equipment, cannot reasonably be expected to have a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of Allied Waste and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit Allied Waste and its Subsidiaries to conduct its business without the occurrence of a Material Adverse Effect.

                  SECTION 3.22. Senior Indebtedness. The Senior Obligations constitute "Senior Indebtedness" or "Guarantor Senior Indebtedness" under and as defined in the Loan Documents and the Subordinated Debt Documents.

                  SECTION 3.23. Security Interests. (a) When executed and delivered, each of the Non-Shared Collateral Pledge Agreement and the Shared Collateral Pledge Agreement will be effective to create in favor of the Collateral Agent and the Collateral Trustee, respectively, for the ratable benefit of the Secured Parties and the Shared Collateral Secured Parties, respectively, a valid and enforceable security interest in the "Collateral" (as defined in the Non-Shared Collateral Pledge Agreement) and the "Collateral" (as defined in the Shared Collateral Pledge Agreement) and, when the portion of the Collateral constituting certificated securities (as defined in the Uniform
Commercial Code) is delivered to the Collateral Agent or Collateral Trustee thereunder, each of the Non-Shared Collateral Pledge Agreement and the Shared Collateral Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other Person.

                  (b) When executed and delivered, each of the Non-Shared Collateral Security Agreement and the Shared Collateral Security Agreement is effective to create in favor of the Collateral Agent and the Collateral Trustee, respectively, for the ratable benefit of the Secured Parties and the Shared Collateral Secured Parties, respectively, a legal, valid and enforceable security interest in the "Collateral" (as defined in the Non-Shared Collateral
Security Agreement) and the "Collateral" (as defined in the Shared Collateral Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to each of the Perfection Certificates, the Non-Shared Collateral Security Agreement and the Shared Collateral Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral, to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, other than the Intellectual Property, in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.02A.

                  (c) When each of the Non-Shared Collateral Security Agreement and the Shared Collateral Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the security interest created thereunder shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.02(A) (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the date hereof).

                  SECTION 3.24. Tranche D Representations and Warranties. Notwithstanding any provision to the contrary contained in any Loan Document,
(i) the representations and warranties set forth in Section 3.22 and 3.23 are not made, and will not be deemed made, to or for the benefit of the Tranche D Lenders and (ii) the representations and warranties set forth in Section 3.03 are made to the Tranche D Lenders only insofar as they relate to the Tranche D Loan Documents. Those representations and warranties made to the Tranche D Lenders herein or in any Tranche D Loan Document are referred to herein as the "Tranche D Representations and Warranties". The provisions of this Section 3.24 do not constitute representations or warranties of Allied Waste or the Borrower.

                                                ARTICLE IV

                                                Conditions

                  SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of an Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

                  (a) The following documents, each dated the Effective Date (unless otherwise specified) are received by the Administrative Agent in form and substance satisfactory to the Initial Lenders:

                  (i) for Allied Waste, the Borrower and each other Material Loan Party, a copy of the organizational documents, as amended and in effect, of such Material Loan Party certified (as of a date reasonably close to the Effective Date) by the Secretary of State of the jurisdiction of organization of such Material Loan Party; a certificate from such Secretary of State dated as of a date reasonably close to the Effective Date as to the good standing of and organizational documents filed by such Material Loan Party; and evidence from each Material Loan Party that it is qualified to do business in each jurisdiction where such qualification is required and where the failure so to qualify could, individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to have a Material Adverse Effect;

                  (ii) for each of Allied Waste, the Borrower and each other Material Loan Party, a certificate of the Secretary or an Assistant Secretary of such Material Loan Party, dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or operating or partnership agreement, where applicable) of such Material Loan Party as amended and in effect at all times from the date on which the resolutions referred to in clause (B) were adopted to and including the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions (or consent by members or partners, where applicable, to the extent required) duly adopted by the board of directors (or members or partners, where applicable) of such Material Loan Party authorizing the execution, delivery and performance of such of the Loan Documents to which such Material Loan Party is or is intended to be a party and the extensions of credit hereunder, and that such resolutions (or consent by members or partners, where applicable, to the extent required) have not been modified, rescinded or amended and are in full force and effect, (C) that the organizational documents of such Material Loan Party have not been amended since the date of the certification thereto furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer (or member or partner, where applicable) of such Material Loan Party executing such of the Loan Documents to which such Material Loan Party is intended to be a party and each other document to be delivered by such Material Loan Party from time to time in connection therewith (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Material Loan Party);

                  (iii) for each Material Loan Party, a certificate of another officer (or member or partner, where applicable) of such Material Loan Party, dated the Effective Date, as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of such Material Loan Party;

                  (b) The Administrative Agent shall have received the Security Documents duly executed by each of the intended parties thereto, together with:

                  (i) such appropriately completed and duly executed copies of Uniform Commercial Code financing statements as the Administrative Agent or any Senior Lender shall have requested in order to perfect the Liens created by the Security Documents and covering the Collateral described therein;

                  (ii) executed documents for recordation and filing of or with respect to such Security Documents that the Administrative Agent or any Senior Lender may deem necessary or desirable in order to perfect the Liens created thereby;

                  (iii) the stock certificates required to be delivered pursuant to such Security Documents, each accompanied by undated stock powers executed in blank;

                  (iv) a completed Perfection Certificate dated the Effective Date and signed by an executive officer or Financial Officer, together with all attachments contemplated thereby.

                  (c) The Administrative Agent shall have received a legal opinion of (i) Fried, Frank, Harris, Shriver & Jacobson, special counsel for the Loan Parties, in substantially the form of Exhibit O-1 and otherwise satisfactory to the Initial Lenders and (ii) Steve Helm, General Counsel of Allied Waste, in substantially the form of Exhibit O-2 and otherwise satisfactory to the Initial Lenders;

                  (d) The Initial Lenders shall have received a certificate of a Financial Officer to the effect that:

                           (x) the  representations  and warranties  (other than
                  the representation and warranty contained in Section 3.06) are true and correct in all material respects on and as of the Effective Date or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date (except, in the case of representations and warranties relating to the business, operations or condition of Allied Waste and its Subsidiaries, to the extent any such failures to be true and correct, individually or in the aggregate, could not, individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to result in a Material Adverse Effect); and

                           (y) no event  has  occurred  and is  continuing  that
constitutes a Default or an Event of Default.

                  (e) The Administrative Agent shall have received evidence of the existence of all insurance required to be maintained by Allied Waste and its Restricted Subsidiaries hereunder, together with evidence that the Collateral Agent on behalf of the Secured Parties or Shared Collateral Secured Parties is an additional insured or loss payee (to the extent required under Section 5.02).

                  (f) The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions requested by the Administrative Agent, and such searches shall reveal no Liens on any of the assets of any Loan Party except for Liens permitted by Section 6.02A or Liens to be discharged on or prior to the Effective Date pursuant to documentation reasonably satisfactory in form and substance to the Initial Lenders.

                  (g) The Administrative Agent shall have received evidence that the Borrower shall have paid all fees required to be paid, and all reasonable expenses for which invoices have been presented, on or before the Effective Date (including, without limitation, the reasonable fees and expenses of Cravath, Swaine & Moore, counsel to the Administrative Agent and the Initial Lenders).

                  (h) The Administrative Agent shall have received evidence that
(i) the Borrower and BFI shall have repaid (or are simultaneously repaying) all amounts owing under the Existing Credit Agreement and the BFI Credit Agreement, that all letters of credit (other than Existing Letters of Credit) issued under the Existing Credit Agreement or the BFI Credit Agreement shall have expired or been terminated, that all commitments to lend thereunder shall have been (or shall simultaneously be) terminated and that all Liens securing obligations under such credit agreements have been released (or will be released promptly after the Effective Date pursuant to a payoff letter delivered to the Administrative Agent by the administrative agents under such credit agreements) in a manner reasonably satisfactory to the Administrative Agent and (ii) all commercial paper of BFI or any Subsidiary of BFI has been (or will on the Effective Date be) repaid in full.

                  (i) Since September 30, 1998, there shall not have occurred any material adverse change in the business, financial condition or results of operations of BFI and its subsidiaries, taken as a whole.

                  (j) The Sponsor Preferred Stock Purchase shall have been consummated in accordance with the purchase agreement and other documentation relating to the Sponsor Preferred Stock referred to in this paragraph (j) and in connection therewith Allied Waste shall have received cash proceeds of not less than $1,000,000,000. The terms and conditions of the Sponsor Preferred Stock shall, in all material respects, be as contemplated by the letter agreement dated March 7, 1999, between Allied Waste and the Sponsors, and the terms and conditions of the Sponsor Preferred Stock and any purchase agreement or other documentation relating thereto shall be reasonably satisfactory to the Initial Lenders. The Administrative Agent shall have received copies of the certificate of designation for the Sponsor Preferred Stock and of any such purchase agreement or other documentation.

                  (k) The Borrower shall have received in the aggregate $2,500,000,000 of (i) proceeds from the issuance of Senior Subordinated Notes in a public offering or in a Rule 144A or other private placement, (ii) proceeds of Tranche D Term Borrowings, (iii) Net Available Proceeds from Asset Sales received on or prior to the Effective Date and applied, in accordance with and subject to the provisions of Section 2.10(i), to the reduction of Tranche D Term Commitments and (iv) Net Available Proceeds received from the issuance of other Permitted Subordinated Debt or Equity Interests of Allied Waste on or prior to the Effective Date and applied, in accordance with and subject to the provisions of Section 2.10(f), to the reduction of the Tranche D Commitments. The terms and conditions of the Senior Subordinated Notes and the provisions of the Subordinated Debt Documents shall be reasonably satisfactory to the Lenders. The Administrative Agent shall have received copies of the Subordinated Debt Documents, if any, certified by a Financial Officer as complete and correct.

                  (l) The Merger shall have been or shall simultaneously be consummated in accordance with applicable law and the Merger Documents. The Initial Lenders shall be satisfied that the conditions to the Merger set forth in the Merger Documents shall have been satisfied without giving effect to waivers or amendments that are material to the Lenders. All requisite material governmental authorities shall have approved or consented to the Transactions (except to the extent the failure to obtain any such approvals or consents could not, individually or in the aggregate reasonably be expected to result in a Material Adverse Effect), all applicable appeal periods shall have expired and there shall be no governmental or judicial action, actual or threatened, that has or could have a reasonable likelihood of restraining, preventing or imposing burdensome conditions (except as previously disclosed to the Initial Lenders) that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Administrative Agent shall have received copies of the Merger Documents and all certificates, opinions and other documents delivered thereunder, certified by a Financial Officer as complete and correct. The Administrative Agent shall have received evidence (i) of receipt of all material governmental and third party consents and approvals required in connection with the Transactions, except such consents and approvals that, if not obtained, could not, individually or in the aggregate, after giving effect to the Transactions, reasonably be expected to result in a Material Adverse Effect, and (ii) that the same remain in effect.

                  (m) The Lenders shall have received the pro forma consolidated balance sheet of Allied Waste referred to in Section 3.05(b), and such pro forma consolidated balance sheet shall be consistent in all material respects with the forecasts and other information previously provided to the Lenders. The Administrative Agent shall have received a certificate of a Financial Officer to the effect that such pro forma consolidated balance sheet fairly presents, in all material respects, the pro forma financial position of Allied Waste and its Subsidiaries in accordance with GAAP. After giving effect to the Transactions, neither Allied Waste nor any of its Restricted Subsidiaries shall have outstanding any shares of preferred stock or any Indebtedness for borrowed money, other than (i) Indebtedness incurred under the Loan Documents, (ii) the Senior Subordinated Notes in an aggregate amount not in excess of $2,500,000,000, (iii) Preferred Stock of Allied Waste and (iv) the Indebtedness listed on Schedule 6.01A. The aggregate amount of fees and expenses (including underwriting discounts and commissions) payable or otherwise borne by Allied Waste and its Subsidiaries in connection with the Transactions shall not exceed $300,000,000.

                  (n) The Administrative Agent shall have received a solvency letter, in form and substance satisfactory to the Required Lenders, from Houlihan Lokey Howard & Zukin Financial Advisors, Inc., together with such other evidence reasonably requested by the Initial Lenders with respect to the Solvency of Allied Waste and its Restricted Subsidiaries on a Consolidated basis after giving effect to the Transactions.

                  (o) There shall be no material litigation against any member of the Allied Group or defaults under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other Material Agreement to which any member of the Allied Group is a party or by which it or any of its properties or assets are or may be bound which could reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect.

                  (p) As of the Effective Date and after giving effect to consummation of the Transactions and other transactions contemplated hereby to occur on or before the Effective Date, including without limitation the Borrowings under this Agreement and the issuance of the Senior Subordinated Notes, if any, AWNA will be able to borrow at least $1.00 of additional long-term debt pursuant to and in compliance with Subsection 13(d) of Section
1.01 of the First Supplemental Indenture, dated as of December 23, 1998, to the AWNA Senior Note Indenture.

                  (q) The Allied Guarantee shall have been duly executed and delivered and shall be in full force and effect.

The Administrative Agent shall notify Allied Waste, the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of an Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on December 31, 1999 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

                  SECTION 4.02. Each Credit Event. The obligation of each Senior Lender to make a Loan on the occasion of any Borrowing after the Effective Date, and of an Issuing Bank to issue, amend, renew or extend any Letter of Credit after the Effective Date, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions (each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Allied Waste and the Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section):

                  (a) the representations and warranties contained in each Loan Document are correct in all material respects on and as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                  (b) no event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Senior Default or a Senior Event of Default; and

                  (c) such Borrowing or issuance is permitted under the terms of the AWNA Senior Note Indenture and under the terms of the BFI Indenture.

                  SECTION 4.03. Determinations Under Section 4.01. For purposes of determining compliance with the conditions specified in Section 4.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Lender prior to the Effective Date specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender's ratable portion of the Borrowings made on the Effective Date.

                  SECTION 4.04. Modification of Schedules. As of the date hereof, Schedule 6.02 is incomplete or may require modification prior to the Effective Date. The Borrower may supplement or modify such schedule if revisions are delivered to each Lender not later than two Business Days prior to the Effective Date. Notwithstanding anything else in this Agreement, in the event that such schedule is so supplemented or modified after the date hereof but prior to the Effective Date, such amendments or modifications shall be effective if approved by the Required Lenders prior to the Effective Date, and the conditions contained in Section 4.01 shall not be deemed to be satisfied until such approval is received; provided that the Administrative Agent may approve insignificant changes to such schedule, and the conditions in Section 4.01 shall be deemed satisfied if the Administrative Agent so approves and such other conditions contained therein are satisfied, without such consent from the Required Lenders.


                                                ARTICLE V-A

                                           Affirmative Covenants

                  Until the Senior Commitments have expired or been terminated and the principal of and interest on each Senior Loan and all fees payable to Senior Lenders and Issuing Banks hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Allied Waste and the Borrower covenants and agrees with the Senior Lenders that:

                  SECTION 5.01A. Existence; Businesses and Properties. It will, and will cause each of its Restricted Subsidiaries to:

                  (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.06A and except for
         failures  by  Restricted   Subsidiaries  to  do  so  which  could  not,
         individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) Do or cause to be done all things necessary to obtain, preserve, or renew, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except for failures to comply which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times, except for failures to maintain and preserve property that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.02A. Insurance. It will, and will cause each of its Restricted Subsidiaries to:

                  (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers, or by way of adequate self-insurance; maintain such other insurance or self-insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance or self-insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance or self-insurance as may be required by law. All insurance policies may provide for reasonable deductible amounts.

                  (b) Cause all such policies to be endorsed or amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent, which endorsement shall provide that, from and after the Effective Date, if the insurance carrier shall have received written notice from the Administrative Agent of the occurrence of a Senior Event of Default, the insurance carrier shall pay all proceeds otherwise payable to any member of the Allied Group under such policies directly to the Administrative Agent; and deliver original or certified copies of all such policies to the Administrative Agent.

                  (c) If any separate or additional property, casualty or "umbrella" insurance policy is known by a Responsible Officer to have been obtained by any member of the Allied Group, notify the Administrative Agent thereof promptly, and promptly deliver to the Administrative Agent a duplicate original copy of such policy.

                  SECTION 5.03A. Obligations and Taxes. It will, and will cause each of its Subsidiaries to, pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided that (x) such payment of Indebtedness or claims for labor, material or supplies shall not be required pursuant to this Section 5.03A to the extent failure to so pay could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and would not result in any Senior Event of Default hereunder; and (y) such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as either (i) the validity or amount thereof shall be contested in good faith by appropriate proceedings and Allied Waste or the relevant Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, Tax, assessment or charge and enforcement of a Lien or (ii) such amount not so paid or discharged is less than $50,000,000 in the aggregate.

                  SECTION 5.04A. Financial Statements, Reports, Etc. Allied Waste shall furnish to the Administrative Agent (and the Administrative Agent shall furnish to each Lender):

                   (a) within seven days after the filing with the Securities and Exchange Commission of Allied Waste's Annual Report on Form 10-K with respect to each fiscal year (and in any event within 105 days after the end of such fiscal year), (x) its Consolidated balance sheet and related statements of operations, stockholders' equity and cash flows showing the financial condition of Allied Waste and its Restricted Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Restricted Subsidiaries during such year, all audited by Arthur Andersen LLP or other independent public accountants of recognized national standing acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such Consolidated financial statements fairly present the financial condition and results of operations of Allied Waste and its Restricted Subsidiaries on a Consolidated basis in accordance with GAAP (it being understood that such financial statements and opinion may be delivered, if included therein, in the form of such Annual Report on Form 10-K and any related Annual Report to Stockholders); and (y) a calculation of the Leverage Ratio and Interest Coverage Ratio as at the last day of and for such fiscal year;

                  (b) within seven days after the filing with the Securities and Exchange Commission of Allied Waste's Quarterly Report on Form 10-Q with respect to each of the first three fiscal quarters of each fiscal year (and in any event within 60 days after the end of each such fiscal quarter), (x) its Consolidated balance sheet and related statements of operations, stockholders' equity and cash flows showing the financial condition of Allied Waste and its Restricted Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Restricted Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Allied Waste and its Restricted Subsidiaries on a Consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and lack of footnote disclosures (it being understood that such financial statements may be delivered, if included therein, in the form of such Quarterly Report on Form 10-Q); and (y) a calculation of the Leverage Ratio and the Interest Coverage Ratio as at the last day of such fiscal quarter and for the Rolling Period then ended;

                  (c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of the accounting firm or Financial Officer opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that in making its examination in connection with rendering such opinion or certificate with respect to such statements, such Person has not obtained knowledge that an Event of Default or, if such certificate is of a Financial Officer, a Default has occurred or, if such Financial Officer has obtained knowledge that an Event of Default or, if such certificate is of a Financial Officer, Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Sections 6.04A, 6.05A, 6.06A, 6.08A, 6.13A, 6.14A and
         6.15A;

                  (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any member of the Allied Group with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

                  (e) at the time required for delivery of financial statements pursuant to paragraph (a) or (b) of this Section, (x) a report in form and substance reasonably satisfactory to the Administrative Agent of all Permitted Acquisitions consummated during the most recent fiscal quarter covered by such financial statements, which report shall identify, inter alia, each Permitted Acquisition having total Acquisition Consideration of $25,000,000 or more (a "Large Acquisition") and, for each Large Acquisition, a description of the total Acquisition Consideration therefor; and (y) a list of all entities that became or ceased to be Domestic Subsidiaries of Allied Waste during such fiscal quarter;

                  (f) promptly from time to time, such other information regarding the operations, business affairs and financial condition of members of the Allied Group, or compliance with the terms of any Loan Document, as the Administrative Agent or any Senior Lender acting through the Administrative Agent may reasonably request; and

                  (g) within 90 days after the beginning of each fiscal year, a copy of the annual forecasts of Allied Waste, prepared by management of Allied Waste, in each case in form and detail reasonably satisfactory to the Administrative Agent, consisting of Consolidated balance sheets and related statements of operations and cash flows of Allied Waste and its Restricted Subsidiaries for such fiscal year and for each of the following fiscal years occurring in whole or in part during the term of this Agreement.

                  SECTION 5.05A. Litigation and Other Notices. It will, and will cause each of its Restricted Subsidiaries to, furnish to the Administrative Agent, each Issuing Bank and each Senior Lender:

                  (a) as soon as possible and in any event within five Business Days after any Responsible Officer has knowledge thereof, written notice that a Senior Default or Senior Event of Default has occurred, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

                  (b) as soon as possible and in any event within five Business Days after any Responsible Officer has knowledge thereof, written notice of the filing or commencement of, or of any threat or notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against any member of the Allied Group that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (c) prompt written notice of any development known to any Responsible Officer that has had, or could, individually or in the aggregate, reasonably be expected to have, a Material Adverse Effect; and

                  (d) as soon as possible and in any event within five Business Days after any Responsible Officer has knowledge thereof, written notice that a Change in Control has occurred or is reasonably likely to occur.

                  SECTION 5.06A. Employee Benefits. It will, and will cause each of its Subsidiaries to:

                  (a) comply with the applicable provisions of ERISA and the Code (excluding, however, noncompliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect); and

                  (b) furnish to the Administrative Agent (i) as soon as possible after, and in any event within 10 days after any Responsible Officer has knowledge that, any ERISA Event has occurred and is then outstanding that, alone or together with any other ERISA Event could reasonably be expected to result in liability of any member of the Allied Group in an aggregate amount exceeding $5,000,000 or (ii) requiring payments by any member of the Allied Group exceeding $2,500,000 in any year, a statement of a Financial Officer of the Borrower, setting forth details as to such ERISA Event and the action, if any, that Allied Waste proposes to take with respect thereto.

                  SECTION 5.07A. Maintaining Records; Access to Properties and Inspections. It will, and will cause each of its Subsidiaries to, keep proper books of record and account sufficient to permit the preparation of financial statements in conformity with GAAP. Each of Allied Waste and the Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Senior Lender to visit and inspect (at the expense of the Senior Lenders unless an Event of Default has occurred and is continuing, in which case at the expense of the Borrower) the records, books, accounts and the properties of members of the Allied Group at reasonable times, with reasonable notice and without causing material disruption, and as often as reasonably requested and to make extracts from and copies of such records, books and accounts and permit any representatives designated by the Administrative Agent or any Senior Lender to discuss the affairs, finances and condition of members of the Allied Group with the officers thereof and independent accountants therefor (subject to reasonable requests of confidentiality, including requirements imposed by law or contract).

                  SECTION 5.08A. Environmental Laws. It will, and will cause of each of its Subsidiaries to:

                  (a) comply,  and use commercially  reasonable efforts to cause all lessees and other Persons occupying its Properties to comply, in all respects with all Environmental Laws and Environmental Permits applicable to its operations and Properties; obtain and renew all Environmental Permits necessary for its operations and Properties; maintain appropriate financial assurance mechanisms in connection with its landfill operations as required under Environmental Law; and conduct any remedial action in accordance with Environmental Laws, except where such noncompliance or failure to obtain or renew Environmental Permits, maintain financial assurance mechanisms or to conduct any remedial action could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided that no member of the Allied Group shall be required to conduct remedial actions to the extent that any applicable obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances; and

                  (b) with respect to any Permitted Acquisition having Acquisition Consideration in excess of $50,000,000, and any acquisition of any other ownership or leasehold interest in, or the entry into any agreement to conduct operations of, any landfill, transfer station or other waste treatment or disposal facility the total value of which is in excess of $50,000,000, prior to consummating any such acquisition or commencement of any operations under any such agreement or lease, obtain and review a written assessment, prepared by an environmental consulting firm recognized within the municipal solid waste industry and among environmental professionals as competent and reputable and which the Borrower has reasonably determined to be suitable, that reasonably addresses compliance with Environmental Law and material Environmental Liabilities associated with the subject of such acquisition, agreement or lease.

                  SECTION 5.09A. Preparation of Environmental Reports. If a Senior Default or Senior Event of Default caused by reason of a breach of
Section 3.16 or 5.08A shall have occurred and be continuing, the Administrative Agent is authorized to engage an environmental consulting firm selected by the Administrative Agent reasonably acceptable to Allied Waste to prepare, on behalf of the Administrative Agent, the Lenders and the Issuing Banks but at the sole cost and expense of the Borrower, an environmental site assessment report for the Properties which are the subject of such default, which environmental site assessment report shall estimate the cost of any compliance or remedial action (if such costs are reasonably ascertainable) and evaluate potentially material Environmental Claims and potentially material Environmental Liabilities in connection with such Properties. Each of Allied Waste and the Borrower will, and will cause each of its Subsidiaries to, cooperate fully with the Administrative Agent and such environmental consulting firms in their preparation of such environmental assessment reports, including (without limitation), permitting any representatives designated by the Administrative Agent or such environmental consulting firms to visit and inspect the related Properties at reasonable times and as often as reasonably requested and to make extracts from and copies of environmental records of the members of the Allied Group. If requested by the Borrower, the Borrower shall be entitled to have access to the data relating to such environmental assessment reports.

                  SECTION 5.10A. Further Assurances. It will, and will cause each of its Restricted Subsidiaries (other than Inactive Subsidiaries) to:

                  (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including, without limitation, filing Uniform Commercial Code and other financing statements) that the Required Lenders or the Administrative Agent may reasonably request in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents (subject to Liens permitted under the Loan Documents).

                  (b) Take such action from time to time as shall be necessary to ensure that all Specified Subsidiaries (including Specified Subsidiaries formed or acquired pursuant to Permitted Acquisitions) are parties to the Subsidiary Guarantee Agreement hereunder, that all of the capital stock or other ownership interests of Specified Subsidiaries owned by the Borrower or the Specified Subsidiaries is pledged to the Collateral Agent or the Collateral Trustee pursuant to the applicable Security Document and that substantially all of the personal property of the Borrower and the Specified Subsidiaries
         (including assets acquired pursuant to Permitted Acquisitions) is pledged to the Collateral Agent or the Collateral Trustee pursuant to the applicable Security Document; provided, however, that the foregoing shall not apply to Subsidiaries with unaffiliated minority holders of Voting Stock which do not provide required consent to such Subsidiary Guarantee Agreement or such other applicable Security Document; provided, further, that Allied Waste and the Borrower shall use commercially reasonable efforts to obtain any such required consents. Without limiting the generality of the foregoing, in the event that Allied Waste or any of the Specified Subsidiaries shall form or acquire any new Subsidiary after the date hereof that shall constitute a Specified Subsidiary, and in connection with each Permitted Acquisition, Allied Waste and the Specified Subsidiaries will, promptly after such formation or Permitted Acquisition:

                           (i) cause  each new  Specified  Subsidiary  to become
                  party to the Subsidiary Guarantee Agreement, a "Grantor" under the Non-Shared Collateral Security Agreement or, if a subsidiary of BFI, the Shared Collateral Security Agreement, and, if applicable, a "Pledgor" under the Non-Shared Collateral Pledge Agreement or the Shared Collateral Pledge Agreement;

                           (ii) take and cause each new Specified  Subsidiary to
                  take such action (including, without limitation, delivering such shares of stock or other certificated ownership interests and executing and delivering such Uniform Commercial Code financing statements) as shall be necessary to create and perfect valid and enforceable first priority Liens (subject only to Liens permitted under the Loan Documents) on substantially all of the personal property of such new Specified Subsidiary and on substantially all of the personal property acquired pursuant to each Permitted Acquisition, as collateral security for the Senior Obligations hereunder and under the other Loan Documents;

                           (iii) deliver all certificates evidencing capital stock or other ownership interests in such new Specified Subsidiary owned by members of the Allied Group, each accompanied by undated stock powers executed in blank; and

                           (iv) deliver such proof of corporate or other Borrower action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Loan Party pursuant to Section 4.01 on the Effective Date or as the Collateral Agent shall have reasonably requested.

                  (c) At its own cost and expense, promptly secure the Senior Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties, as the Collateral Agent or the Required Senior Lenders shall designate (it being understood that it is the intent of the parties that the Senior Obligations shall be secured by, among other things, substantially all the assets of the Loan Parties and other properties acquired subsequent to the Effective Date). Such security interests and Liens will be created under Security Documents in form and substance satisfactory to the Collateral Agent, and shall be accompanied by all such instruments and documents (including legal opinions and lien searches) as the Collateral Agent or Collateral Trustee shall reasonably request.

Notwithstanding the foregoing provisions of this Section 5.10A, no Loan Party shall be required to pledge or create security interests in (i) landfills unless the Administrative Agent acting at the direction of the Required Senior Lenders shall specifically request the same (which requests may be given from time to time and may relate to all or only specified landfills owned by members of the Allied Group), (ii) any assets (excluding capital stock of subsidiaries) of such Loan Party with respect to which the creation of such pledge or such security interest is prohibited by a contract or other agreement of such Loan Party (x) existing on the date hereof or (y) hereafter entered into in compliance with the provisions of Section 6.08A(b), (iii) capital stock of any Foreign Subsidiary in excess of 65% thereof or (iv) capital stock of any Unrestricted Subsidiary.

                  SECTION 5.11A. Compliance with Terms of Leaseholds. It will make, and will cause each of its Restricted Subsidiaries to make, all payments and otherwise perform all material obligations in respect of all Material Leases to which a member of the Allied Group is a party, keep such Material Leases in full force and effect and not allow such Material Leases to lapse or be terminated or any rights to renew such Material Leases to be forfeited or canceled, notify the Administrative Agent of any default by any party with respect to such Material Leases and cooperate with the Administrative Agent in all respects to cure any such default and cause each of Allied Waste's Restricted Subsidiaries to do so, except, in any case, where the failure to do any of the foregoing, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.12A. Performance of Material Agreements. It will, and will cause each of its Restricted Subsidiaries to perform and observe all of the terms and provisions of each Material Agreement, maintain each such Material Agreement in full force and effect, enforce such Material Agreement in accordance with its terms, except, in any case, where the failure to do any of the foregoing could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.13A. Inactive  Subsidiaries.  Except as specified on
Schedule 5.13, Allied Waste shall cause each Inactive Subsidiary to be dissolved within 90 days of the date hereof; provided that if after such period Allied Waste has not caused any Inactive Subsidiary to be so dissolved, then each such Inactive Subsidiary shall be deemed to be (as of such 90th day) a newly formed Specified Subsidiary for purposes of Section 5.10A(b).

                  SECTION 5.14A. Year 2000. Allied Waste will use its commercially reasonable efforts to ensure that any computer systems and/or software used in the operation of Allied Waste's or any of its Subsidiaries' businesses is modified or replaced to the extent necessary to prevent or avoid any the occurrence of any Material Adverse Effect as a result of the commencement of the year 2000.

                  SECTION 5.15A. Information Regarding Collateral. (a) Allied Waste and the Borrower will furnish to the Administrative Agent quarterly, within 15 days after the end of each fiscal quarter, a report setting forth any change (i) in any corporate name of a Loan Party or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number.

                  (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of
Section 5.04A, Allied Waste and the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer of the Allied Waste and the Borrower
(i) setting forth the information required pursuant to Sections 1, 2, 7, 8, 9 and 10 of the Perfection Certificates or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent report delivered pursuant to paragraph (a) of this Section.

                  SECTION 5.16A. Casualty and Condemnation. (a) The Borrower (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Available Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of the Loan Documents.

                  SECTION 5.17A. Compliance with Laws. It will, and will cause each of its Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.18A. Use of Proceeds and Letters of Credit. The proceeds of the Term Loans, together with the proceeds of the Sponsor Preferred Stock and the Senior Subordinated Notes will be used only for the payment of (a) the Merger Consideration, (b) fees and expenses payable in connection with the Transactions, (c) the repayment of the Indebtedness and other obligations under the Existing Credit Agreement and the BFI Credit Facility, (d) the repayment of commercial paper of BFI and (e) the payment of severance and termination obligations of BFI in connection with the Merger. The proceeds from the Senior Subordinated Notes shall also be used to repay the Tranche D Loans. The proceeds of the Revolving Loans and Swingline Loans will be used only for Permitted Acquisitions, Investments permitted by Section 6.05A, Capital Expenditures payments, if any, arising out of the exercise by BFI stockholders of their appraisal rights in connection with the Merger and general corporate purposes, including working capital. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of Regulations U or X of the Board.

                  SECTION 5.19A. Interest Rate Protection. As promptly as practicable, and in any event within 90 days after the Effective Date, the Borrower will enter into, and thereafter for a period of not less than 3 years will maintain in effect, one or more interest rate protection agreements on such terms and with such parties as shall be reasonably satisfactory to the Initial Lenders, the effect of which shall be to fix or limit the interest cost to the Borrower with respect to at least 50% of the Loans at the time outstanding.

                  SECTION 5.20A. Asset Sales. Allied Waste and the Borrower will use their commercially reasonable efforts to sell or cause their Subsidiaries to sell the assets listed on Schedule 5.20 as soon as reasonably possible after the Effective Date for Net Available Proceeds in an aggregate amount sufficient to repay all amounts then outstanding under the Asset Sale Term Loan; provided that the foregoing shall not require the sale of Specified Assets at terms or prices which management of Allied Waste believes does not fairly represent the current value of the assets being offered.

                  SECTION 5.21A. Termination of Liens. It will deliver to the Administrative Agent, within 60 days after the Effective Date, a fully executed Form UCC-3 Financing Statement Change reasonably satisfactory to the Administrative Agent terminating each of the Existing Liens listed on Schedule 6.02(ii) and any other documents reasonably requested by the Administrative Agent for the purpose of terminating such Existing Liens; provided, that such 60 day period may be extended by the Administrative Agent in its discretion by an additional 60 days if the Administrative Agent is satisfied with the progress of such terminations; provided further, that the Administrative Agent may waive such termination requirement for any Existing Lien on Schedule 6.02(ii) if, in its judgment, such Lien is insignificant or the UCC filing to be terminated relates to obligations that have been repaid or extinguished.


                                                ARTICLE V-B

                                      Tranche D Affirmative Covenants

                  Until the Tranche D Commitments have expired or been terminated and the principal of an interest on each Tranche D Loan and all fees payable to Tranche D Lenders shall have been paid in full, each of Allied Waste and the Borrower covenants and agrees with the Tranche D Lenders that:

                  SECTION 5.01B. Existence; Businesses and Properties. It will, and will cause each of its Restricted Subsidiaries to:

                  (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.06B and except for
         failures  by  Restricted   Subsidiaries  to  do  so  which  could  not,
         individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) Do or cause to be done all things necessary to obtain, preserve, or renew, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except for failures to comply which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times, except for failures to maintain and preserve property that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.02B. Insurance. It will, and will cause each of its Restricted Subsidiaries to:

                  (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers, or by way of adequate self-insurance; maintain such other insurance or self-insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance or self-insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance or self-insurance as may be required by law. All insurance policies may provide for reasonable deductible amounts.

                  (b) If any separate or additional property, casualty or "umbrella" insurance policy is known by a Responsible Officer to have been obtained by any member of the Allied Group, notify the Administrative Agent thereof promptly, and promptly deliver to the Administrative Agent a duplicate original copy of such policy.

                  SECTION 5.03B. Obligations and Taxes. It will, and will cause each of its Subsidiaries to, pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided that (x) such payment of Indebtedness or claims for labor, material or supplies shall not be required pursuant to this Section 5.03B to the extent failure to so pay could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and would not result in any Senior Event of Default hereunder; and (y) such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as either (i) the validity or amount thereof shall be contested in good faith by appropriate proceedings and Allied Waste or the relevant Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, Tax, assessment or charge and enforcement of a Lien or (ii) such amount not so paid or discharged is less than $50,000,000 in the aggregate.

                  SECTION 5.04B. Financial Statements, Reports, Etc. Allied Waste shall furnish to the Administrative Agent (and the Administrative Agent shall furnish to each Lender):

                   (a) within seven days after the filing with the Securities and Exchange Commission of Allied Waste's Annual Report on Form 10-K with respect to each fiscal year (and in any event within 105 days after the end of such fiscal year), its Consolidated balance sheet and related statements of operation's, stockholders' equity and cash flows showing the financial condition of Allied Waste and its Restricted Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Restricted Subsidiaries during such year, all audited by Arthur Andersen LLP or other independent public accountants of recognized national standing acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such Consolidated financial statements fairly present the financial condition and results of operations of Allied Waste and its Restricted Subsidiaries on a Consolidated basis in accordance with GAAP (it being understood that such financial statements and opinion may be delivered, if included therein, in the form of such Annual Report on Form 10-K and any related Annual Report to Stockholders);

                  (b) within seven days after the filing with the Securities and Exchange Commission of Allied Waste's Quarterly Report on Form 10-Q with respect to each of the first three fiscal quarters of each fiscal year (and in any event within 60 days after the end of each such fiscal quarter), its Consolidated balance sheet and related statements of operations, stockholders' equity and cash flows showing the financial condition of Allied Waste and its Restricted Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Restricted Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Allied Waste and its Restricted Subsidiaries on a Consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and lack of footnote disclosures (it being understood that such financial statements may be delivered, if included therein, in the form of such Quarterly Report on Form 10-Q);

                  (c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of the accounting firm or Financial Officer opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that in making its examination in connection with rendering such opinion or certificate with respect to such statements, such Person has not obtained knowledge that an Event of Default or, if such certificate is of a Financial Officer, a Default has occurred or, if such Financial Officer has obtained knowledge that an Event of Default or, if such certificate is of a Financial Officer, a Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Sections 6.04B, 6.05B, 6.06B, 6.08B and 6.15B;

                  (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any member of the Allied Group with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

                  (e) at the time required for delivery of financial statements pursuant to paragraph (a) or (b) of this Section, (x) a report in form and substance reasonably satisfactory to the Administrative Agent of all Permitted Acquisitions consummated during the most recent fiscal quarter covered by such financial statements, which report shall identify, inter alia, each Permitted Acquisition having total Acquisition Consideration of $25,000,000 or more (a "Large Acquisition") and, for each Large Acquisition, a description of the total Acquisition Consideration therefor; and (y) a list of all entities that became or ceased to be Domestic Subsidiaries of Allied Waste during such fiscal quarter;

                  (f) promptly from time to time, such other information regarding the operations, business affairs and financial condition of members of the Allied Group, or compliance with the terms of any Loan Document, as the Administrative Agent or any Tranche D Lender acting through the Administrative Agent may reasonably request; and

                  (g) within 90 days after the beginning of each fiscal year, a copy of the annual forecasts of Allied Waste, prepared by management of Allied Waste, in each case in form and detail reasonably satisfactory to the Administrative Agent, consisting of Consolidated balance sheets and related statements of operations and cash flows of Allied Waste and its Restricted Subsidiaries for such fiscal year and for each of the following fiscal years occurring in whole or in part during the term of this Agreement.

                  SECTION 5.05B. Litigation and Other Notices. It will, and will cause each of its Restricted Subsidiaries to, furnish to the Administrative Agent and each Tranche D Lender:

                  (a) as soon as possible and in any event within five Business Days after any Responsible Officer has knowledge thereof, written notice that a Tranche D Default or Tranche D Event of Default has occurred, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

                  (b) as soon as possible and in any event within five Business Days after any Responsible Officer has knowledge thereof, written notice of the filing or commencement of, or of any threat or notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against any member of the Allied Group that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (c) prompt written notice of any development known to any Responsible Officer that has had, or could, individually or in the aggregate, reasonably be expected to have, a Material Adverse Effect; and

                  (d) as soon as possible and in any event within five Business Days after any Responsible Officer has knowledge thereof, written notice that a Change in Control has occurred or is reasonably likely to occur.

                  SECTION 5.06B. Employee Benefits. It will, and will cause each of its Subsidiaries to:

                  (a) comply with the applicable provisions of ERISA and the Code (excluding, however, noncompliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect); and

                  (b) furnish to the Administrative Agent (i) as soon as possible after, and in any event within 10 days after any Responsible Officer has knowledge that, any ERISA Event has occurred and is then outstanding that, alone or together with any other ERISA Event could reasonably be expected to result in liability of any member of the Allied Group in an aggregate amount exceeding $5,000,000 or (ii) requiring payments by any member of the Allied Group exceeding $2,500,000 in any year, a statement of a Financial Officer of the Borrower, setting forth details as to such ERISA Event and the action, if any, that Allied Waste proposes to take with respect thereto.

                  SECTION 5.07B. Maintaining Records; Access to Properties and Inspections. It will, and will cause each of its Subsidiaries to, keep proper books of record and account sufficient to permit the preparation of financial statements in conformity with GAAP. Each of Allied Waste and the Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Tranche D Lender to visit and inspect (at the expense of the Lenders unless an Event of Default has occurred and is continuing, in which case at the expense of the Borrower) the records, books, accounts and the properties of members of the Allied Group at reasonable times, with reasonable notice and without causing material disruption, and as often as reasonably requested and to make extracts from and copies of such records, books and accounts and permit any representatives designated by the Administrative Agent or any Tranche D Lender to discuss the affairs, finances and condition of members of the Allied Group with the officers thereof and independent accountants therefor (subject to reasonable requests of confidentiality, including requirements imposed by law or contract).

                  SECTION 5.08B. Environmental Laws. It will, and will cause of each of its Subsidiaries to:

                  (a) comply,  and use commercially  reasonable efforts to cause all lessees and other Persons occupying its Properties to comply, in all respects with all Environmental Laws and Environmental Permits applicable to its operations and Properties; obtain and renew all Environmental Permits necessary for its operations and Properties; maintain appropriate financial assurance mechanisms in connection with its landfill operations as required under Environmental Law; and conduct any remedial action in accordance with Environmental Laws, except where such noncompliance or failure to obtain or renew Environmental Permits, maintain financial assurance mechanisms or to conduct any remedial action could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided that no member of the Allied Group shall be required to conduct remedial actions to the extent that any applicable obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances; and

                  (b) with respect to any Permitted Acquisition having Acquisition Consideration in excess of $50,000,000, and any acquisition of any other ownership or leasehold interest in, or the entry into any agreement to conduct operations of, any landfill, transfer station or other waste treatment or disposal facility the total value of which is in excess of $50,000,000, prior to consummating any such acquisition or commencement of any operations under any such agreement or lease, obtain and review a written assessment, prepared by an environmental consulting firm recognized within the municipal solid waste industry and among environmental professionals as competent and reputable and which the Borrower has reasonably determined to be suitable, that reasonably addresses compliance with Environmental Law and material Environmental Liabilities associated with the subject of such acquisition, agreement or lease.

                  SECTION 5.09B. Preparation of Environmental Reports. If a Tranche D Default or Tranche D Event of Default caused by reason of a breach of
Section 3.16 or 5.08B shall have occurred and be continuing, the Administrative Agent is authorized to engage an environmental consulting firm selected by the Administrative Agent reasonably acceptable to Allied Waste to prepare, on behalf of the Administrative Agent, the Lenders and the Issuing Banks but at the sole cost and expense of the Borrower, an environmental site assessment report for the Properties which are the subject of such default, which environmental site assessment report shall estimate the cost of any compliance or remedial action (if such costs are reasonably ascertainable) and evaluate potentially material Environmental Claims and potentially material Environmental Liabilities in connection with such Properties. Each of Allied Waste and the Borrower will, and will cause each of its Subsidiaries to, cooperate fully with the Administrative Agent and such environmental consulting firms in their preparation of such environmental assessment reports, including (without limitation), permitting any representatives designated by the Administrative Agent or such environmental consulting firms to visit and inspect the related Properties at reasonable times and as often as reasonably requested and to make extracts from and copies of environmental records of the members of the Allied Group. If requested by the Borrower, the Borrower shall be entitled to have access to the data relating to such environmental assessment reports.

                  SECTION 5.10B. Compliance with Terms of Leaseholds. It will make, and will cause each of its Restricted Subsidiaries to make, all payments and otherwise perform all material obligations in respect of all Material Leases to which a member of the Allied Group is a party, keep such Material Leases in full force and effect and not allow such Material Leases to lapse or be terminated or any rights to renew such Material Leases to be forfeited or canceled, notify the Administrative Agent of any default by any party with respect to such Material Leases and cooperate with the Administrative Agent in all respects to cure any such default and cause each of Allied Waste's Restricted Subsidiaries to do so, except, in any case, where the failure to do any of the foregoing, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.11B. Performance of Material Agreements. It will, and will cause each of its Restricted Subsidiaries to perform and observe all of the terms and provisions of each Material Agreement, maintain each such Material Agreement in full force and effect, enforce such Material Agreement in accordance with its terms, except, in any case, where the failure to do any of the foregoing could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.12B. Inactive  Subsidiaries.  Except as specified on
Schedule 5.12, Allied Waste shall cause each Inactive Subsidiary to be dissolved within 90 days of the date hereof; provided that if after such period Allied Waste has not caused any Inactive Subsidiary to be so dissolved, then each such Inactive Subsidiary shall be deemed to be (as of such 90th day) a newly formed Specified Subsidiary for purposes of Section 5.18B.

                  SECTION 5.13B. Year 2000. Allied Waste will use its commercially reasonable efforts to ensure that any computer systems and/or software used in the operation of Allied Waste's or any of its Subsidiaries' businesses is modified or replaced to the extent necessary to prevent or avoid any the occurrence of any Material Adverse Effect as a result of the commencement of the year 2000.

                  SECTION 5.14B. Compliance with Laws. It will, and will cause each of its Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.15B. Use of Proceeds and Letters of Credit. The proceeds of the Term Loans, together with the proceeds of the Sponsor Preferred Stock and the Senior Subordinated Notes will be used only for the payment of (a) the Merger Consideration, (b) fees and expenses payable in connection with the Transactions, (c) the repayment of the Indebtedness and other obligations under the Existing Credit Agreement and the BFI Credit Facility, (d) the repayment of commercial paper of BFI and (e) the payment of severance and termination obligations of BFI in connection with the Merger. The proceeds of the Revolving Loans and Swingline Loans will be used only for Permitted Acquisitions, Investments permitted by Section 6.05B, Capital Expenditures payments, if any, arising out of the exercise by BFI stockholders of their appraisal rights in connection with the Merger and general corporate purposes, including working capital. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of Regulations U or X of the Board.

                  SECTION 5.16B. Interest Rate Protection. As promptly as practicable, and in any event within 90 days after the Effective Date, the Borrower will enter into, and thereafter for a period of not less than 3 years will maintain in effect, one or more interest rate protection agreements on such terms and with such parties as shall be reasonably satisfactory to the Initial Lenders, the effect of which shall be to fix or limit the interest cost to the Borrower with respect to at least 50% of the Loans at the time outstanding.

                  SECTION 5.17B. Asset Sales. Allied Waste and the Borrower will use their commercially reasonable efforts to sell or cause their Subsidiaries to sell the assets listed on Schedule 5.20A as soon as reasonably possible after the Effective Date for Net Available Proceeds in an aggregate amount sufficient to repay all amounts then outstanding under the Asset Sale Term Loan; provided that the foregoing shall not require the sale of Specified Assets at terms or prices which management of Allied Waste believes does not fairly represent the current value of the assets being offered.

                  SECTION 5.18B. Further Assurances to the Tranche D Lenders. It will, and will cause each of its Restricted Subsidiaries to:

                  (a) Take such action from time to time as shall be necessary to ensure that all Specified Subsidiaries (including Specified Subsidiaries formed or acquired pursuant to Permitted Acquisitions) are parties to the Subordinated Subsidiary Guarantee Agreement hereunder; provided, however, that the foregoing shall not apply to Specified Subsidiaries with unaffiliated minority holders of Voting Stock which do not provide required consent to such Subordinated Subsidiary Guarantee Agreement; provided, further, that Allied Waste and the Borrower shall use commercially reasonable efforts to obtain any such required consents. Without limiting the generality of the foregoing, in the event that Allied Waste or any of the Specified Subsidiaries shall form or acquire any new Subsidiary after the date hereof that shall constitute a Specified Subsidiary, and in connection with each Permitted Acquisition, Allied Waste and the Specified Subsidiaries will, promptly after such formation or Permitted Acquisition:

                           (i) cause each new Specified Subsidiary to become
                  party to the Subordinated Subsidiary Guarantee Agreement;

                  and

                           (ii) deliver such proof of corporate or other borrower action, incumbency of officers, opinions of counsel and other documents as the Administrative Agent shall have reasonably requested.

                  SECTION 5.19B. Additional Permitted Subordinated Debt. Notwithstanding any other provision of this Agreement, the Borrower will issue, as promptly as reasonably possible, an aggregate principal amount of Senior Subordinated Notes equal to not less than $2,000,000,000 and not more than $2,500,000,000 (depending on the amount of Net Available Proceeds from Asset Sales or the issuance of Equity Interests that the Borrower anticipates will be applied to the reduction of the Tranche D Commitments or Tranche D Term Loans pursuant to and in accordance with Section 2.10(f) and (j)).

                  SECTION 5.20B. Preliminary Offering Memorandum. The Borrower will deliver to the Initial Lenders, as promptly as reasonably possible, a preliminary prospectus or preliminary offering memorandum or preliminary private placement memorandum (any of the foregoing referred to herein, as a "Preliminary OM") suitable for use in a customary "high-yield road show" relating to the Senior Subordinated Notes, which contains all financial statements and other data to be included therein, including all audited financial statements, all unaudited financial statements that would be necessary for the sale of the Senior Subordinated Notes in the high-yield market. The Borrower agrees that if, at any time prior to completion of the sale or placement of the Senior
Subordinated Notes with the purchasers thereof, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Lenders or counsel for the Borrower, to amend or supplement the Preliminary OM in order that the Preliminary OM will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to purchaser, not misleading, or if it is necessary to amend or supplement the Preliminary OM to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Preliminary OM, as so amended or supplemented, will comply with applicable law.



                                               ARTICLE VI-A

                                            Negative Covenants

                  Until the Senior Commitments have expired or terminated and the principal of and interest on each Senior Loan and all fees payable to Senior Lenders and Issuing Banks hereunder have been paid in full and all Letters of Credit have expired or been terminated and all LC Disbursements shall have been reimbursed, each of Allied Waste and the Borrower covenants and agrees with the Senior Lenders that:

                  SECTION 6.01A. Indebtedness; Certain Equity Securities. (a) Allied Waste and the Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness created under the Loan Documents;

                  (ii) the Senior Subordinated Notes outstanding on the Effective Date in an aggregate principal amount not to exceed
         $2,500,000,000 and Permitted Subordinated Debt (including Senior Subordinated Notes and Exchange Notes) issued after the Effective Date to refinance (and in a principal amount not in excess of the principal amount of) the Tranche D Loans outstanding as of the Effective Date;

                  (iii) Indebtedness (including Guarantees) existing on the date hereof and set forth in Schedule 6.01A;

                  (iv) Hedging Agreements permitted pursuant to Section 6.07A;

                  (v) Acquired Indebtedness of a Restricted Subsidiary acquired after the date hereof and Acquired Indebtedness of a corporation merged or consolidated with or into the Borrower or a Restricted Subsidiary after the date hereof, which Indebtedness in each case exists at the time of such acquisition, merger, consolidation or conversion into a Restricted Subsidiary and is not created in contemplation of such event and where such acquisition, merger or consolidation is permitted by this Agreement; provided that the Borrower and the Restricted Subsidiaries comply with the provisions of Section 5.10A with respect to any such acquired or newly formed Restricted Subsidiary;

                  (vi) unsecured Indebtedness of Allied Waste, the Borrower or any Restricted Subsidiary that is issued to a seller of an Acquired Business and incurred in connection with a Permitted Acquisition;

                  (vii) unsecured Guarantees in respect of (x) Indebtedness permitted pursuant to subparagraphs (ii), (v), (vi), (xiii), and (xv) of this Section 6.01A, and (y) Indebtedness of Ref-Fuel; provided that such Guarantees pursuant to this clause (vii)(y) are required to be provided pursuant to contractual obligations existing on the date hereof; provided that any Guarantees in respect of Indebtedness that is subordinated to any of the Senior Obligations or to Guarantees of the Senior Obligations shall also be subordinated to the Guarantees in favor of the Senior Lenders under the Loan Documents or to the Senior Obligations, as the case may be, to the same extent as such Indebtedness is subordinated to any of the Senior Obligations;

                  (viii) Indebtedness of the Borrower or any Subsidiary Loan Party to any other Subsidiary or the Borrower, so long as such Indebtedness is subordinated to all Senior Obligations and all Tranche D Obligations;

                  (ix) subordinated Indebtedness (i) of Allied Waste to the Borrower or any wholly owned Subsidiary, so long as the proceeds of such Indebtedness are used by Allied Waste solely for purposes permitted under Section 6.10(A), or (ii) of the Borrower or any wholly owned Restricted Subsidiary to Allied Waste;

                  (x) Indebtedness of the Borrower and Allied Waste under the Allied Guarantee;

                  (xi) Indebtedness (including tax exempt financings and Capital Lease Obligations) of the Borrower or the Restricted Subsidiaries incurred after the Effective Date to finance Capital Expenditures permitted under Section 6.15A; provided that (A) such Indebtedness is incurred prior to or within 120 days after the acquisition, completion of construction, refurbishment or improvement of the fixed or capital assets being financed and does not exceed 100% of the cost thereof and
         (B) the aggregate principal amount of (1) any Indebtedness incurred pursuant to this paragraph (xi) and (2) Capital Lease Obligations pursuant to Section 6.04A outstanding at any time shall not exceed the greater of (I) $700,000,000 and (II) an amount equal to 5% of Consolidated Total Assets;

                  (xii) Indebtedness incurred pursuant to any sale and leaseback transaction permitted by Section 6.04A;

                  (xiii)  extensions,  renewals or  refinancings of Indebtedness under paragraphs (iii) and (v) so long as (1) such Indebtedness ("Refinancing Indebtedness") is in an original aggregate principal amount not greater than the aggregate principal amount of, and unpaid interest on, the Indebtedness being extended, renewed or refinanced plus the amount of any premiums required to be paid thereon and fees and expenses associated therewith, (2) such Refinancing Indebtedness has a later or equal final maturity and a longer or equal weighted average life than the Indebtedness being extended, renewed or refinanced, (3) the interest rate applicable to such Refinancing Indebtedness shall be a market interest rate (as determined in good faith by the Board of Directors of the Borrower) as of the time of such extension, renewal or refinancing, (4) if the Indebtedness being extended, renewed or refinanced is subordinated to the Senior Obligations, such Refinancing Indebtedness is subordinated to the Senior Obligations, (5) the covenants, events of default and any Guarantees thereof, taken as a whole, shall be determined in good faith by the board of directors of the Borrower to be no less favorable to the Lenders than those contained in the Indebtedness being refinanced and (6) at the time and after giving effect to such renewal or refinancing, no Senior Event of Default shall have occurred and be continuing;

                  (xiv) Indebtedness consisting of reimbursement obligations under surety, indemnity, performance, release and appeal bonds and guarantees thereof, in each case securing obligations not constituting Indebtedness for borrowed money and obtained in the ordinary course of business;

                  (xv) Indebtedness of Foreign Subsidiaries, Insurance Subsidiaries, and other Restricted Subsidiaries that are not Subsidiary Loan Parties incurred after the Effective Date in an aggregate principal amount outstanding at any time not exceeding the greater of
         (1) $280,000,000 and (2) 2% of Consolidated Total Assets;

                  (xvi) unsecured Indebtedness of the Borrower or Allied Waste in addition to that permitted by paragraphs (i) through (xv) above; provided that such Indebtedness has a longer or equal weighted average life than the Senior Term Loans hereunder, such Indebtedness is permitted pursuant to Section 6.14A and 100% of the Net Available Proceeds of such Indebtedness are utilized to prepay Term Loans in accordance with Section 2.11(c);

                  (xvii) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                  (xviii) other Indebtedness of Allied Waste, the Borrower and the Restricted Subsidiaries in an aggregate principal amount outstanding at any time not exceeding the greater of (1) $420,000,000 and (2) 3% of Consolidated Total Assets; and

                  (xix) all premiums (if any), interest (including post-petition interest and other than capitalized interest), fees, expenses, indemnities, charges and additional or contingent interest on obligations described in clauses (i) through (xviii) above.

                           (b) Neither Allied Waste nor the Borrower will, nor will they permit any Restricted Subsidiary to, issue any Preferred Stock or other preferred Equity Interests, other than the Sponsor Preferred Stock and other Non-Cash Pay Preferred Stock of Allied Waste or the Borrower unless the Net Available Proceeds thereof are applied in the manner and to the extent required under Section 2.11(c).

                  SECTION 6.02A. Liens. Neither Allied Waste nor the Borrower will, nor will it cause or permit any of the Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person, including any Subsidiary of Allied Waste) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

                  (a) Liens on properties or assets of members of the Allied Group existing on the date hereof and set forth in Schedule 6.02 (excluding, however, following the making of the initial extensions of credit hereunder, the Indebtedness to be repaid with the proceeds of such Loans, as indicated on Schedule 6.02); provided that such Liens shall secure only those obligations (and extensions, renewals and refinancings thereof permitted hereby) which they secure on the date hereof;

                  (b) Liens created under the Loan Documents;

                  (c) Permitted Encumbrances;

                  (d)  purchase  money  security  interests  in  real  property, improvements thereto, equipment or other fixed assets hereafter acquired (or, in the case of improvements, equipment or other fixed assets, constructed or refurbished) by the Borrower or any Subsidiary (including such security interests arising out of Capital Lease Obligations); provided that (i) such security interests secure Indebtedness permitted by Section 6.01A(xi), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 120 days after such acquisition (or completion of such construction), (iii) the Indebtedness secured thereby does not exceed 100% of the cost of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of the Borrower or any Restricted Subsidiary (other than the proceeds of the real property, improvements, equipment or other fixed assets subject to the
         Lien);

                  (e) Liens securing Refinancing Indebtedness, to the extent that the Indebtedness being refinanced was originally secured in accordance with this Section 6.02A, provided that such Lien does not apply to any additional property or assets of Allied Waste, the Borrower or any Subsidiary (other than additions to and the proceeds of the property or asset subject to the Lien) and provided that Refinancing Indebtedness relating to the AWNA Senior Notes or the BFI Indenture Debt shall not be secured by any Lien or entitled to the benefits of the Shared Collateral Pledge Agreement or Shared Collateral Security Agreement;

                  (f) any Lien on the property or assets of an Acquired Business (other than on the stock or Equity Interests of a Subsidiary) securing Indebtedness permitted by Section 6.01A(v); provided that such Lien existed at the time of and was not created in contemplation of the acquisition of such Acquired Business;

                  (g) Liens arising from Uniform Commercial Code financing statements and similar documents filed on a precautionary basis in respect of operating leases intended by the parties to be true leases (other than any such leases entered into in violation of this Agreement);

                  (h) any Lien on the property or assets of any Foreign Subsidiary, Insurance Subsidiary or other Restricted Subsidiary that is not a Loan Party Subsidiary securing Indebtedness permitted by Section 6.01A(xv); and

                  (i) additional Liens on property (but not on the capital stock or other ownership interests of any Subsidiary owned by the Borrower, Allied Waste or any Subsidiary Loan Party) to secure Indebtedness (including, without limitation, Capital Lease Obligations in addition to those permitted by paragraph (d) of this Section 6.02A) so long as neither the outstanding aggregate principal amount of such Indebtedness nor the aggregate book value of assets subject to such Liens at any time exceeds the greater of (1) $420,000,000 and (2) 3% of Consolidated Total Assets.

                  (j) any Lien pursuant to Environmental Law for costs or damages which are not yet due (by virtue of a written demand for payment by a Governmental Authority) or which are being contested in compliance with the standard set forth in section 5.08(A)(a), or on property that the Borrower or a Subsidiary has determined to abandon if the sole recourse for such costs or damages is to such property; provided that the liability of the Borrower and the Subsidiaries with respect to the matters giving rise to all such Liens shall not, in the reasonable estimate of the Borrower (in light of all attendant circumstances, including the likelihood of contribution by third parties), exceed the greater of (i) $280,000,000 and (ii) 2% of the Consolidated Total Assets;

Neither Allied Waste, the Borrower, nor any Restricted Subsidiary will issue or assume any Indebtedness under the AWNA Senior Note Indenture, the BFI Indenture or any supplement or amendment thereto if such Indebtedness would be entitled to be secured on a pari passu basis with the Senior Obligations or otherwise by any Lien on any Collateral securing the Senior Obligations.

                  SECTION 6.03A. No Other Negative Pledge. Allied Waste will not, nor will it cause or permit any of its Restricted Subsidiaries to, enter into any agreement prohibiting or conditioning (including pursuant to any pari passu security requirement) the creation or assumption of any Lien upon any of its property or assets other than:

                  (i) in favor of the Senior Lenders, the Issuing Banks or the Secured Parties;

                  (ii) in favor of the holders of Tranche D Term Loans, Exchange Notes or Permitted Subordinated Debt; provided that such agreement does not so restrict Liens securing the Senior Obligations;

                  (iii) in connection with Indebtedness that may be secured by a Lien or in connection with obligations secured by Permitted Encumbrances in compliance with Section 6.02(A)(a), (d), (e), (f), (g),
         (h) or (i); provided that such prohibition or condition does not apply to any property or assets now or hereafter in existence not subject to such Lien;

                  (iv) in connection with any lease permitted under Section 6.04A solely to the extent that such lease prohibits a Lien on the lease or the property subject to such lease; or

                  (v) pursuant to any agreement entered into by any member of the Allied Group in connection with an Asset Sale for the period beginning with the date such agreement is entered into through the date such Asset Sale is consummated; provided that (x) such negative pledge shall only relate to the property being sold pursuant to such Asset Sale and (y) such Asset Sale is permitted hereunder.

                  SECTION 6.04A. Sale and Lease-Back Transactions. Allied Waste will not, nor will it cause or permit any of its Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred; provided that (i) the Borrower or any Restricted Subsidiary may enter into any such transaction with respect to any lease that is required to be capitalized in accordance with GAAP and is in compliance with Section 6.02A(d) or (i) and (ii) the aggregate principal amount of (1) Capital Lease Obligations associated therewith and (2) any Indebtedness incurred pursuant to Section 6.01A(xi) at any time outstanding does not exceed the greater of (A) $700,000,000 and (B) 5% of Consolidated Total Assets.

                  SECTION 6.05A. Investments, Loans, Guarantees and Acquisitions. Allied Waste will not, and will not permit any of its Restricted Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Restricted Subsidiary prior to such merger) any Investment in any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

                  (a) Investments by Allied Waste and the Borrower (i) existing on the date hereof and (ii) made after the date hereof in the capital stock or other ownership interests of the Borrower and entities that, prior to and after such investments, are Loan Parties; loans or advances by the Borrower or any Loan Party to the Borrower or any Loan Party; and loans or advances by the Borrower or any Loan Party to Allied Waste or by Allied Waste to the Borrower or any Loan Party; provided that in any event no Loan Party shall make any Investments in, or loans or advances to any Insurance Subsidiary, any Foreign Subsidiary, any Restricted Subsidiary that is not a Loan Party or any Unrestricted Subsidiary after the date hereof (other than in accordance with clause (i) below);

                  (b) the Merger;

                  (c) Permitted Investments;

                  (d) Investments by the members of the Allied Group existing on the date hereof and set forth in Schedule 6.05;

                  (e) loans and advances to employees of members of the Allied Group (including for travel, entertainment and relocation expenses) in the ordinary course of their business;

                  (f) loans by members of the Allied Group to their employees in connection with management incentive plans not to exceed $25,000,000 at any time outstanding; provided that such limitation shall not apply to loans the proceeds of which are used to purchase common stock of Allied Waste;

                  (g) guarantees not constituting Indebtedness by Allied Waste or any Restricted Subsidiary of any contractual obligation (not Indebtedness) of the Borrower or any Loan Party;

                  (h) Investments in the capital stock or other ownership interests of any Specified Subsidiary newly organized after the date hereof, provided that (i) such capital stock or interest is pledged to the Collateral Agent or the Collateral Trustee pursuant to the Non-Shared Collateral Pledge Agreement or the Shared Collateral Pledge Agreement and (ii) Allied Waste, the Borrower and such Subsidiary comply with the applicable provisions of Section 5.10A with respect to such newly formed Subsidiary;

                  (i) other Investments made after the Effective Date in an aggregate amount at any time outstanding not to exceed the greater of
         (x) $420,000,000 and (y) 3% of Consolidated Total Assets;

                  (j) extensions of trade credit in the ordinary course of business in an aggregate amount not at any time exceeding $25,000,000;

                  (k)  receivables  owing to members  of the  Allied  Group that
         arise  in  the   ordinary   course  of  business  and  are  payable  or
         dischargeable in accordance with customary trade terms;

                  (l) Permitted Acquisitions and other transactions permitted by 6.06A;

                  (m) investments in or acquisitions of landfills, collection centers or other producing assets located in the United States pursuant to contemporaneous exchanges of similar assets with any other Person; provided that any portion of assets acquired for consideration other than any such exchange shall be deemed a Capital Expenditure and be subjected to the limitations of Section 6.15A;

                  (n) any Investment consisting of a Hedging Agreement permitted by Section 6.07A;

                  (o) any Investment acquired by any of the Loan Parties (A) in exchange for any other Investment or accounts receivable held by such Loan Party as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable; (B) as a result of a foreclosure by such Loan Party or other transfer of title with respect to any secured Investment in default or (C) in connection with the acquisition of an Acquired Business permitted hereunder which was an Investment of such Acquired Business existing prior to the date of such acquisition and not made in contemplation thereof; and

                  (p) Investments in Ref-Fuel and Guarantees of Indebtedness of Ref-Fuel required to be provided pursuant to contractual obligations existing on the date hereof by any Loan Party.

Notwithstanding any other provision of this Agreement but subject to the proviso below, Allied Waste and the Borrower will not, and will not permit any Restricted Subsidiary to, (i) effect any acquisition (including any Permitted Acquisition) of a business concern or purchase or acquire any Equity Interests of any business concern other than such an acquisition or purchase made by (or pursuant to a merger or consolidation of) the Borrower or a Restricted Subsidiary other than BFI or its Subsidiaries, (ii) effect any transfer of material assets or properties, or of Equity Interests in any Restricted Subsidiary, to, or make any material investment (other than intercompany loans and advances permitted by Section 6.01A) in, BFI or its Restricted Subsidiaries (other than any such transfer or investment made by BFI or its Restricted
Subsidiaries) or (iii) effect any merger or consolidation with BFI or its Subsidiaries (other than any such merger or consolidation involving only BFI or its then existing Subsidiaries); provided, however, that any transaction referred to in clauses (i), (ii) or (iii) above may be effected if (x) such transaction can reasonably be expected to result in material tax, operational or corporate governance savings or efficiencies or benefits of the Allied Group or avoid material tax, operational or corporate governance costs, inefficiencies or detriments to the Allied Group that would result from effecting the relevant acquisition, transfer, investment or merger in a manner otherwise permitted by this paragraph and (y) Allied Waste and the Borrower, in the exercise of their commercially reasonable efforts, are not able to achieve comparable tax savings, efficiencies or benefits or substantially avoid such material tax, operational or corporate governance costs, inefficiencies or detriments, by restructuring the relevant transaction or otherwise, in a manner permitted by this paragraph without regard to this proviso.

                  SECTION 6.06A. Mergers, Consolidations, Sales of Assets and Acquisitions. Neither Allied Waste nor the Borrower will, nor will it cause or permit any of its Restricted Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or conduct any Asset Sale of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired), or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person, except that:

                  (a) if at the time thereof and immediately after giving effect thereto no Senior Event of Default or Senior Default shall have occurred and be continuing (i) any wholly owned Restricted Subsidiary of Allied Waste (other than an Insurance Subsidiary, BFI or any subsidiary of BFI) may merge into the Borrower in a transaction in which the Borrower is the surviving corporation and (ii) any Restricted Subsidiary of Allied Waste (other than an Insurance Subsidiary) may merge into or consolidate with any other Restricted Subsidiary of Allied Waste (other than an Insurance Subsidiary) in a transaction in which the surviving entity is a wholly owned Restricted Subsidiary of Allied Waste and no Person other than the Borrower or a wholly owned Subsidiary of Allied Waste receives any consideration (provided that BFI and its Restricted Subsidiaries shall not merge into or consolidate with the Borrower or any Subsidiary other than BFI and its Restricted Subsidiaries). In connection with one or more Permitted Acquisitions, subject to Section 6.05A in the case of BFI, and its Subsidiaries, the Borrower or any of its Restricted Subsidiaries (including BFI and any Restricted Subsidiary of BFI) may merge with or into another Person, BFI or any Restricted Subsidiary of BFI may also engage in any transaction referred to in clauses (i) and (ii) above if (x) such transaction can reasonably be expected to result in material tax, operational or corporate governance savings, efficiencies or benefits of the Allied Group or avoid material tax, operational or corporate governance costs, inefficiencies or detriments to the Allied Group that would result from effecting the merger of the Borrower, such Restricted Subsidiary of the Borrower, BFI or such Restricted Subsidiary of BFI, as the case may be, into the Borrower or such other Restricted Subsidiary, as the case may be, and (y) Allied Waste and the Borrower, in the exercise of their commercially reasonable efforts, are not able to achieve comparable tax, operational or corporate governance savings, efficiencies or benefits or substantially avoid such material tax costs, inefficiencies or detriments by restructuring the relevant transaction or otherwise, in a manner permitted by this paragraph (a) without regard to this proviso;

                  (b) any Restricted Subsidiary of Allied Waste (other than the Borrower) may change the jurisdiction in which it is incorporated so long as the new jurisdiction of any Domestic Subsidiary is in the United States;

                  (c) the Borrower or any of the Loan Parties (other than (i) Insurance Subsidiaries and (ii) BFI and its Subsidiaries, unless permitted pursuant to the last paragraph of Section 6.05A) may make Permitted Acquisitions and Investments permitted by Section 6.05(A)(a),
         (h), (i) and (p);

                  (d) the Borrower or any of its Restricted Subsidiaries may conduct the Asset Sales set forth on Schedule 5.20A hereto and other Asset Sales of a type not described in Section 5.20A, provided that the Net Available Proceeds of each such Asset Sale shall be applied in the manner set forth in Section 2.11; provided further that any sale, transfer or other disposition of assets or stock with a fair market value in excess of 2% of Consolidated Total Assets and not otherwise prohibited by this Section 6.06A shall not be permitted unless (A) such sale, transfer or other disposition is for consideration at least 75% of which is cash and (B) such consideration is at least equal to the fair market value of the assets, transferred or disposed of (as determined in good faith by the Board of Directors or officers of the Borrower);

                  (e) the Borrower and its Restricted Subsidiaries may effect asset swaps permitted by Section 6.05A(m); and

                  (f) Allied Waste may make Asset Sales to any of the Loan Parties and any Loan Party may make Assets Sales to Allied Waste or to another Loan Party.

                  SECTION 6.07A. Hedging Agreements. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any Hedging Agreement, other than (a) Hedging Agreements required by Section 5.19A (b) Hedging Agreements with respect to AWNA Senior Notes and BFI Indenture Debt, (c) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which Allied Waste or any Subsidiary is exposed in the conduct of its business or the management of its liabilities and (d) Hedging Agreements existing on the Effective Date.

                  SECTION  6.08A.  Restricted  Payments;   Certain  Payments  of
Indebtedness. (a) Allied Waste will not, nor will it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) Allied Waste may declare and pay dividends with respect to its capital stock payable solely in additional shares of its capital stock, (ii) Restricted Subsidiaries of the Borrower may declare and pay dividends ratably with respect to their capital stock, (iii) Allied Waste may make Restricted Payments, not exceeding an aggregate amount of $25,000,000 during any fiscal year, pursuant to and in accordance with the stock option plans or other benefit plans or in connection with incentive or compensation arrangements for current or former management or employees of the Borrower and its Restricted Subsidiaries, (iv) the Borrower or any Restricted Subsidiary may declare and make dividend payments to Allied Waste solely to the extent necessary for Allied Waste to pay for taxes and to pay administrative expenses to conduct its business in accordance with Sections 5.01A(b) and 6.10A, (v) Allied Waste may declare and pay dividends in respect of the Sponsor Preferred Stock payable solely in additional shares of Sponsor Preferred Stock (or other capital stock, as provided therein); (vi) the Borrower or any Restricted Subsidiary may pay cash dividends to Allied Waste in an amount sufficient to permit Allied Waste to pay cash dividends on the Sponsor Preferred Stock (including shares theretofore paid as dividends thereon in accordance with clause (v) hereof) and Allied Waste may pay cash dividends on such Sponsor Preferred Stock; provided, however, that all cash dividend payments in accordance with this clause (vi) are subject to the satisfaction of the following additional conditions on the date of such dividend payment and after giving effect thereto:

                  (w) no Default or Event of Default has occurred and is continuing upon declaration of such cash dividend, after giving effect thereto;

                  (x) no principal amount of either the Asset Sale Term Loans or the Tranche D Loans remains outstanding;

                  (y) the Leverage Ratio as of the last day of the previous fiscal quarter is less than or equal to 4.00 to 1.00; and

                  (z) the Interest Coverage Ratio for the Rolling Period most recently ended prior to the date of such dividend payment, taking into account that such dividend is payable in cash, is not less than that required by Section 6.13A;

                  (vii) Allied Waste and its Restricted Subsidiaries may make Restricted Payments to the extent required by the terms of its joint venture or similar agreements in effect on the date hereof and listed on Schedule 6.08A; provided that immediately prior, and after giving effect to, such Restricted Payment, no Senior Event of Default shall have occurred and be continuing;

                  (viii) Allied Waste may make Restricted Payments in respect of its capital stock; provided that no such Restricted Payments shall be permitted by this clause (viii) unless:

                  (v) no Default or Event of Default has occurred and is continuing upon declaration of such Restricted Payment, after giving effect thereto;

                  (w) no principal amount of either the Asset Sale Term Loan or the Tranche D Loans remain outstanding;

                  (x) the Leverage Ratio as of the last day of the previous fiscal quarter is less than or equal to 4.00 to 1.00;

                  (y) the Interest Coverage Ratio for the Rolling Period most recently ended prior to the date of such dividend payment, taking into account that such dividend is payable in cash, is not less than that required by Section 6.13A; and

                  (z) the aggregate amount of Restricted Payments made pursuant to this clause (viii) in any fiscal year does not exceed 50% of Consolidated Net Income of Allied Waste for the immediately preceding fiscal year; and (ix) Allied Waste may redeem Permitted Cure Securities, if any, in accordance with the terms thereof with the proceeds of an issuance of common stock or preferred stock that is not a Prepayment Event, provided that such stock so issued is (x) Non-Cash Pay and (y) subordinate to the Loans at least to the same extent that such Permitted Cure Securities are subordinate to the Loans.

                  (b) Allied Waste will not, nor will it permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (1) pay any dividends or make any other distributions on its capital stock or any other ownership interest or (2) make or repay any loans or advances to the Borrower or the parent of such Subsidiary, except for:

                  (x) existing restrictions under the Indebtedness set forth in
         Schedule 6.01;

                  (y) existing restrictions under the AWNA Senior Note Indenture and restrictions in the Subordinated Debt Documents, or agreements governing Permitted Subordinated Debt, but only to the extent that any of the foregoing limit the payment of dividends by the Borrower or its Subsidiaries to Allied Waste; and

                  (z) restrictions pursuant to any agreement entered into by any member of the Allied Group in connection with an Asset Sale for the period beginning with the date such agreement is entered into through the date that such Asset Sale is consummated; provided that (A) such restrictions only restrict dividends to be paid by any Subsidiary of Allied Waste in respect of the capital stock or assets that are being sold pursuant to such Asset Sale and (B) such Asset Sale is permitted hereunder.

                  SECTION 6.09A. Transactions with Affiliates. (a) Allied Waste will not, nor will it cause or permit any of its Restricted Subsidiaries to, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates (other than as provided in (b) below), except:

                  (i) subject to the provisions of Section 6.08A, between or among Allied Waste, the Borrower or any Subsidiary Loan Parties; or

                  (ii) that any member of the Allied Group may engage in any of the foregoing transactions, including the payment of financial advisory, financing, underwriting or placement fees or other investment banking fees, in the ordinary course of business at prices and on terms and conditions not less favorable to the members of the Allied Group than could be obtained on an arm's-length basis from unrelated third parties.

                  (b) Allied Waste will not, nor will it cause or permit any of its Subsidiaries to, make any payment of or on account of monitoring or management fees payable to the Sponsors or their Affiliates unless on the date of such payment no Senior Default or Senior Event of Default has occurred and is continuing or would result therefrom.

                  (c) The foregoing paragraph (a) shall not prohibit, to the extent otherwise permitted under this Agreement, (i) any issuance of securities of Allied Waste, or other payments, awards or grants in cash, securities of Allied Waste or other property pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of Allied Waste, (ii) loans or advances to employees of Allied Waste, the Borrower or any Subsidiary in accordance with Section 6.05A(e) and (f),
(iii) the payment of fees and indemnitees to directors, officers and employees of Allied Waste, the Borrower and the Subsidiaries in the ordinary course of business, (iv) transactions pursuant to Hedging Agreements permitted by Section 6.07A, (v) any employment agreements entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business, and (vi) any purchase by the Sponsors of capital stock of Allied Waste or any purchase by Allied Waste of capital stock or other equity securities of any Restricted Subsidiaries or any contribution by Allied Waste to the equity capital of the Borrower.

                  SECTION 6.10A. Business of Allied Waste, Borrower and Subsidiaries. Allied Waste will not, nor will it cause or permit any of its Restricted Subsidiaries to:

                  (a) Engage at any time, (i) in the case of the Borrower and each of the Restricted Subsidiaries (other than the Insurance
         Subsidiaries) in any business or business activity other than the business currently conducted by them and business activities reasonably incidental thereto and (ii) in the case of Allied Waste, in any business or business activity other than the direct ownership of all the outstanding stock of the Borrower or of any Unrestricted Subsidiaries and all activities reasonably incidental thereto.

                  (b) Enter into any general partnership arrangement or become a general partner of a limited partnership arrangement other than through a special purpose wholly owned Subsidiary; provided that any Investments associated with such general partnership shall be permitted hereunder.

                  In addition, none of the Loan Parties will permit the Insurance Subsidiaries to engage to any substantial extent in any line or lines of business or business activity other than the business currently conducted by such Insurance Subsidiaries and business activities reasonably incidental thereto.

                  SECTION 6.11A. Other Indebtedness and Agreements. The Borrower will not, nor will it cause or permit any of the Restricted Subsidiaries to:

                  (a) Permit any waiver, supplement, modification, amendment, termination or release of (i) any Material Agreement or (ii) any indenture, instrument or agreement pursuant to which any Indebtedness or Preferred Stock of any member of the Allied Group is outstanding in an aggregate outstanding principal amount in excess of $50,000,000, or modify its charter or by-laws, in each case to the extent that any such waiver, supplement, modification, amendment, termination or release would be adverse to the Senior Lenders in any material respect.

                  (b) Make any distribution, whether in cash, property, securities or a combination thereof, other than scheduled payments and mandatory prepayments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or offer or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, (i) any Junior Indebtedness, or (ii) any other Indebtedness for borrowed money (except for the Senior Obligations and intercompany Indebtedness permitted hereby) other than (x) in a cumulative amount not greater than 25% of the cumulative amount of Excess Cash Flow for each year, commencing with the fiscal year ended December 31, 2000, (y) refinancings permitted by Section 6.01A(xiii) and (z) refinancings of Tranche D Loans with the proceeds from the issuance of Senior Subordinated Notes or other Permitted Subordinated Debt.

                  (c) Make any payment or prepayment of any Indebtedness that would violate the terms of this Agreement or of such Indebtedness, any agreement or document evidencing, related to or securing the payment or performance of such Indebtedness or any subordination agreement or provision applicable to such Indebtedness.

                  SECTION 6.12A. Amendment of Material Documents. Without the consent of the Required Senior Lenders, neither Allied Waste nor the Borrower will, nor will they permit any Restricted Subsidiary to, amend, modify or waive any of its rights under (a) any Subordinated Debt Document, the AWNA Senior Debt Indenture or the BFI Indenture, (b) its certificate of incorporation, by-laws or other organizational documents or (c) the Merger Documents in any such case, in a manner which could, individually or in the aggregate, reasonably be expected to (i) have a Material Adverse Effect on the Loan Parties' ability to perform their obligations hereunder or under the Loan Documents, or (ii) materially impair the Lenders' rights or benefits hereunder or under the Loan Documents.

                  SECTION 6.13A. Interest Coverage Ratio. Allied Waste and the Borrower will not permit the Interest Coverage Ratio as of the last day of any fiscal quarter ending during any period set forth below to be less than the ratio set forth below opposite such period:

                  Period                                      Minimum Ratio

December 31, 1999 to September 30, 2000          1.75 to 1.00
December 31, 2000 to September 30, 2001          2.25 to 1.00
December 31, 2001 to September 30, 2002          2.50 to 1.00
December 31, 2002 to September 30, 2003          2.75 to 1.00
December 31, 2003 and thereafter                 3.00 to 1.00

                  SECTION 6.14A. Leverage Ratio. Allied Waste and the Borrower will not permit the Leverage Ratio as of the last day of any fiscal quarter ending during any period set forth below to be more than the ratio set forth opposite such period:

                  Period                                      Maximum Ratio

December 31, 1999 to September 30, 2000          6.25 to 1.00
December 31, 2000 to September 30, 2001          5.50 to 1.00
December 31, 2001 to September 30, 2002          4.50 to 1.00
December 31, 2002 to September 30, 2003          4.00 to 1.00
December 31, 2003 and thereafter                 3.50 to 1.00

                  SECTION 6.15A. Capital Expenditure. (a) Allied Waste and the Borrower will not, and will not permit any of the Subsidiaries to, make any Capital Expenditures that would cause the aggregate amount of such Capital Expenditures made by Allied Waste, the Borrower and the Subsidiaries in any fiscal year set forth below to exceed (a) for the fiscal year ending December 31, 1999, $800,000,000; and (b) for any fiscal year ending after December 31, 1999, the sum of (i) Capital Expenditures permitted by this Section 6.15A for the prior fiscal year plus (ii) 25% of the gross revenues of Acquired Businesses acquired during the then-current fiscal year.

                  (b) Notwithstanding the foregoing, the Borrower may in any fiscal year, upon written notice to the Administrative Agent, increase the amount of Capital Expenditures permitted to be made during such fiscal year pursuant to this Section 6.15A by an amount equal to the lesser of (i) the total unused amount of Capital Expenditures permitted to be made pursuant to this
Section 6.15A for the immediately preceding fiscal year (minus the amount of any unused Capital Expenditures permitted to be made pursuant to this Section 6.15A that were carried forward to such preceding fiscal year pursuant to this paragraph (b)) and (ii) 50% of the amount of Capital Expenditures permitted to be made pursuant to this Section 6.15A for the immediately preceding fiscal year (minus the amount of any unused Capital Expenditures permitted to be made pursuant to this Section 6.15A that were carried forward to such preceding fiscal year pursuant to this paragraph (b)).

                  SECTION 6.16A. Designation of Unrestricted Subsidiaries. The Borrower will not designate any Subsidiary (other than a newly created Subsidiary in which no investment has previously been made) as an "Unrestricted Subsidiary") under this agreement (a "Designation") unless:

         (i) no Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

         (ii) the Borrower has delivered to the Agent (x) written notice of such Designation and (y) a certificate, dated the effective date of such Designation, of an Executive Officer stating that no Event of Default has occurred and is continuing and setting forth reasonably detailed calculations demonstrating pro forma compliance with Section 6.13A and Section 6.14A in accordance with paragraph (ii) above; and

         (iii) such Subsidiary has not Guaranteed (after giving effect to such Designation) any Indebtedness of Allied Waste or any other Restricted Subsidiary.

Neither the Borrower nor any Restricted Subsidiary shall at any time (x) provide a Guarantee of any Indebtedness of any Unrestricted Subsidiary, (y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any other Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon (or cause such Indebtedness or the payment thereof to be accelerated, payable or subject to repurchase prior to its final scheduled maturity) upon the occurrence of a default with respect to any other Indebtedness that is Indebtedness of an Unrestricted Subsidiary, except in the case of clause (x) or
(y) to the extent permitted under Section 6.01A and Section 6.05A hereof. Each Designation shall be irrevocable, and no Unrestricted Subsidiary may become a Restricted Subsidiary, be merged with or into the Company or a Restricted Subsidiary or liquidate into or transfer substantially all its assets to the Company or a Restricted Subsidiary.


                                               ARTICLE VI-B

                                       Tranche D Negative Covenants

                  Until the Tranche D Commitments have expired or terminated and the principal of and interest on each Tranche D Loan and all fees payable to the Tranche D Lenders hereunder have been paid in full, each of Allied Waste, the Borrower covenants and agrees with the Tranche D Lenders that:

                  SECTION 6.01B. Indebtedness; Certain Equity Securities. (a) Allied Waste and the Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness created under the Loan Documents;

                  (ii) the Senior Subordinated Notes outstanding on the Effective Date in an aggregate principal amount not to exceed
         $2,500,000,000 and Permitted Subordinated Debt (including Senior Subordinated Notes and Exchange Notes) issued after the Effective Date to refinance (and in a principal amount not in excess of the principal amount of) the Tranche D Loans outstanding as of the Effective Date;

                  (iii) Indebtedness (including Guarantees) existing on the date hereof and set forth in Schedule 6.01A;

                  (iv) Hedging Agreements permitted pursuant to Section 6.07B;

                  (v) Acquired Indebtedness of a Restricted Subsidiary acquired after the date hereof and Acquired Indebtedness of a corporation merged or consolidated with or into the Borrower or a Restricted Subsidiary after the date hereof, which Indebtedness in each case exists at the time of such acquisition, merger, consolidation or conversion into a Restricted Subsidiary and is not created in contemplation of such event and where such acquisition, merger or consolidation is permitted by this Agreement; provided that the Borrower and the Restricted Subsidiaries comply with the provisions of Section 5.18B with respect to any such acquired or newly formed Restricted Subsidiary;

                  (vi) unsecured Indebtedness of Allied Waste, the Borrower or any Restricted Subsidiary that is issued to a seller of an Acquired Business and incurred in connection with a Permitted Acquisition;

                  (vii) unsecured Guarantees in respect of (x) Indebtedness permitted pursuant to subparagraphs (ii), (v), (vi), (xiii), and (xv) of this Section 6.01B, and (y) Indebtedness of Ref-Fuel; provided that such Guarantees pursuant to this clause (vii)(y) are required to be provided pursuant to contractual obligations existing on the date hereof; provided that any Guarantees in respect of Indebtedness that is subordinated to any of the Tranche D Obligations or to Guarantees of the Tranche D Obligations shall also be subordinated to the Guarantees in favor of the Tranche D Lenders under the Loan Documents or to the Tranche D Obligations, as the case may be, to the same extent as such Indebtedness is subordinated to any of the Tranche D Obligations;

                  (viii) Indebtedness of the Borrower or any Subsidiary Loan Party to any other Subsidiary or the Borrower, so long as such Indebtedness is subordinated to all Senior Obligations and all Tranche D Obligations;

                  (ix) subordinated Indebtedness (i) of Allied Waste to the Borrower or any wholly owned Subsidiary, so long as the proceeds of such Indebtedness are used by Allied Waste solely for purposes permitted under Section 6.10B, or (ii) of the Borrower or any wholly owned Restricted Subsidiary to Allied Waste;

                  (x) Indebtedness of the Borrower and Allied Waste under the Allied Guarantee;

                  (xi) Indebtedness (including tax exempt financings and Capital Lease Obligations) of the Borrower or the Restricted Subsidiaries incurred after the Effective Date to finance Capital Expenditures permitted under Section 6.15B; provided that (A) such Indebtedness is incurred prior to or within 120 days after the acquisition, completion of construction, refurbishment or improvement of the fixed or capital assets being financed and does not exceed 100% of the cost thereof and
         (B) the aggregate principal amount of (1) any Indebtedness incurred pursuant to this paragraph (xi) and (2) Capital Lease Obligations pursuant to Section 6.04B outstanding at any time shall not exceed the greater of (I) $700,000,000 and (II) an amount equal to 5% of Consolidated Total Assets;

                  (xii) Indebtedness incurred pursuant to any sale and leaseback transaction permitted by Section 6.04B;

                  (xiii) extensions, renewals or refinancings of Indebtedness under paragraphs (iii) and (v) so long as (1) such Refinancing Indebtedness is in an original aggregate principal amount not greater than the aggregate principal amount of, and unpaid interest on, the Indebtedness being extended, renewed or refinanced plus the amount of any premiums required to be paid thereon and fees and expenses associated therewith, (2) such Refinancing Indebtedness has a later or equal final maturity and a longer or equal weighted average life than the Indebtedness being extended, renewed or refinanced, (3) the interest rate applicable to such Refinancing Indebtedness shall be a market interest rate (as determined in good faith by the Board of Directors of the Borrower) as of the time of such extension, renewal or refinancing, (4) if the Indebtedness being extended, renewed or refinanced is subordinated to the Tranche D Obligations, such Refinancing Indebtedness is subordinated to the Tranche D Obligations,
         (5) the covenants, events of default and any Guarantees thereof, taken as a whole, shall be determined in good faith by the board of directors of the Borrower to be no less favorable to the Tranche D Lenders than those contained in the Indebtedness being refinanced and (6) at the time and after giving effect to such renewal or refinancing, no Tranche D Event of Default shall have occurred and be continuing;

                  (xiv) Indebtedness consisting of reimbursement obligations under surety, indemnity, performance, release and appeal bonds and guarantees thereof, in each case securing obligations not constituting Indebtedness for borrowed money and obtained in the ordinary course of business;

                  (xv) Indebtedness of Foreign Subsidiaries, Insurance Subsidiaries, and other Restricted Subsidiaries that are not Subsidiary Loan Parties incurred after the Effective Date in an aggregate principal amount outstanding at any time not exceeding the greater of
         (1) $280,000,000 and (2) 2% of Consolidated Total Assets;

                  (xvi) unsecured Indebtedness of the Borrower or Allied Waste in addition to that permitted by paragraphs (i) through (xv) above; provided that such Indebtedness has a longer or equal weighted average life than the Tranche D Loans hereunder, such Indebtedness is permitted pursuant to Section 6.14A and 100% of the Net Available Proceeds of such Indebtedness are utilized to prepay Term Loans in accordance with
         Section 2.11(c);

                  (xvii) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business; and

                  (xviii) other Indebtedness of Allied Waste, the Borrower and the Restricted Subsidiaries in an aggregate principal amount outstanding at any time not exceeding the greater of (1) $420,000,000 and (2) 3% of Consolidated Total Assets; and

                  (xix) all premiums (if any), interest (including post-petition interest and other than capitalized interest), fees, expenses, indemnities, charges and additional or contingent interest on obligations described in clauses (i) through (xviii) above.

                           (b) Neither Allied Waste nor the Borrower will, nor will they permit any Restricted Subsidiary to, issue any Preferred Stock or other preferred Equity Interests, other than the Sponsor Preferred Stock and other Non-Cash Pay Preferred Stock of Allied Waste or the Borrower unless the Net Available Proceeds thereof are applied in the manner and to the extent required under Section 2.11(c).

                  SECTION 6.02B. Liens. Neither Allied Waste nor the Borrower will, nor will it cause or permit any of the Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person, including any Subsidiary of Allied Waste) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

                  (a) Liens on properties or assets of members of the Allied Group existing on the date hereof and set forth in Schedule 6.02 (excluding, however, following the making of the initial extensions of credit hereunder, the Indebtedness to be repaid with the proceeds of such Loans, as indicated on Schedule 6.02); provided that such Liens shall secure only those obligations (and extensions, renewals and refinancings thereof permitted hereby) which they secure on the date hereof;

                  (b) Liens created under the Loan Documents;

                  (c) Permitted Encumbrances;

                  (d)  purchase  money  security  interests  in  real  property, improvements thereto, equipment or other fixed assets hereafter acquired (or, in the case of improvements, equipment or other fixed assets, constructed or refurbished) by the Borrower or any Subsidiary (including such security interests arising out of Capital Lease Obligations); provided, that (i) such security interests secure Indebtedness permitted by Section 6.01B(xi), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 120 days after such acquisition (or completion of such construction), (iii) the Indebtedness secured thereby does not exceed 100% of the cost of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of the Borrower or any Restricted Subsidiary (other than the proceeds of the real property, improvements, equipment or other fixed assets subject to the
         Lien);

                  (e) Liens securing Refinancing Indebtedness, to the extent that the Indebtedness being refinanced was originally secured in accordance with this Section 6.02B, provided, that such Lien does not apply to any additional property or assets of Allied Waste, the Borrower or any Subsidiary (other than additions to and the proceeds of the property or asset subject to the Lien);

                  (f) any Lien on the property or assets of an Acquired Business (other than on the stock or Equity Interests of a Subsidiary) securing Indebtedness permitted by Section 6.01B(v); provided that such Lien existed at the time of and was not created in contemplation of the acquisition of such Acquired Business;

                  (g) Liens arising from Uniform Commercial Code financing statements and similar documents filed on a precautionary basis in respect of operating leases intended by the parties to be true leases (other than any such leases entered into in violation of this Agreement);

                  (h) any Lien on the property or assets of any Foreign Subsidiary, Insurance Subsidiary or other Restricted Subsidiary that is not a Loan Party Subsidiary securing Indebtedness permitted by Section 6.01B(xv);

                  (i) additional Liens on property (but not on the capital stock or other ownership interests of any Subsidiary owned by the Borrower, Allied Waste or any Subsidiary Loan Party) to secure Indebtedness (including, without limitation, Capital Lease Obligations in addition to those permitted by paragraph (d) of this Section 6.02B) so long as neither the outstanding aggregate principal amount of such Indebtedness nor the aggregate book value of assets subject to such Liens at any time exceeds the greater of (1) $420,000,000 and (2) 3% of Consolidated Total Assets; and

                  (j) any Lien arising pursuant to Environmental Law for costs or damages which are not yet due (by virtue of a written demand for payment by a Governmental Authority) or which are being contested in compliance with the standard set forth in Section 5.08B(a), or on property that the Borrower or a Subsidiary has determined to abandon if the sole recourse for such costs or damages is to such property; provided that the liability of the Borrower and the Subsidiaries with respect to the matters giving rise to all such Liens shall not, in the reasonable estimate of the Borrower (in light of all attendant circumstances, including the likelihood of contribution by third parties), exceed the greater of (i) $280,000,000 or (ii) 2% of Consolidated Total Assets.

                  SECTION 6.03B. No Other Negative Pledge. Allied Waste will not, nor will it cause or permit any of its Restricted Subsidiaries to, enter into any agreement prohibiting or conditioning (including pursuant to any pari passu security requirement) the creation or assumption of any Lien upon any of its property or assets other than:

                  (i) in favor of the Senior Lenders, the Issuing Banks or the Secured Parties;

                  (ii) in favor of the holders of Tranche D Term Loans, Exchange Notes or Permitted Subordinated Debt; provided that such agreement does not so restrict Liens securing the Senior Obligations;

                  (iii) in connection with Indebtedness that may be secured by a Lien or in connection with obligations secured by Permitted Encumbrances in compliance with Section 6.02B(a), (d), (e), (f), (g),
         (h) or (i); provided that such prohibition or condition does not apply to any property or assets now or hereafter in existence not subject to such Lien;

                  (iv) in connection with any lease permitted under Section 6.04B solely to the extent that such lease prohibits a Lien on the lease or the property subject to such lease; or

                  (v) pursuant to any agreement entered into by any member of the Allied Group in connection with an Asset Sale for the period beginning with the date such agreement is entered into through the date such Asset Sale is consummated; provided that (x) such negative pledge shall only relate to the property being sold pursuant to such Asset Sale and (y) such Asset Sale is permitted hereunder.

                  SECTION 6.04B. Sale and Lease-Back Transactions. Allied Waste will not, nor will it cause or permit any of its Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred; provided that (i) the Borrower or any Restricted Subsidiary may enter into any such transaction with respect to any lease that is required to be capitalized in accordance with GAAP and is in compliance with Section 6.02B(d) or (i) and (ii) the aggregate principal amount of (1) Capital Lease Obligations associated therewith and (2) any Indebtedness incurred pursuant to Section 6.01B(xi) at any time outstanding does not exceed the greater of (A) $700,000,000 and (B) 5% of Consolidated Total Assets.

                  SECTION 6.05B. Investments, Loans, Guarantees and Acquisitions. Allied Waste will not, and will not permit any of its Restricted Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Restricted Subsidiary prior to such merger) any Investment in any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

                  (a) Investments by Allied Waste and the Borrower (i) existing on the date hereof and (ii) made after the date hereof in the capital stock or other ownership interests of the Borrower and entities that, prior to and after such investments, are Loan Parties; loans or advances by the Borrower or any Loan Party to the Borrower or any Loan Party; and loans or advances by the Borrower or any Loan Party to Allied Waste or by Allied Waste to the Borrower or any Loan Party; provided that in any event no Loan Party shall make any Investments in, or loans or advances to any Insurance Subsidiary, any Foreign Subsidiary, any Restricted Subsidiary that is not a Loan party or any Unrestricted Subsidiary after the date hereof (other than in accordance with clause (i) below);

                  (b) the Merger;

                  (c) Permitted Investments;

                  (d) Investments by the members of the Allied Group existing on the date hereof and set forth in Schedule 6.05;

                  (e) loans and advances to employees of members of the Allied Group (including for travel, entertainment and relocation expenses) in the ordinary course of their business;

                  (f) loans by members of the Allied Group to their employees in connection with management incentive plans not to exceed $25,000,000 at any time outstanding; provided that such limitation shall not apply to loans the proceeds of which are used to purchase common stock of Allied Waste;

                  (g) guarantees not constituting Indebtedness by Allied Waste or any Restricted Subsidiary of any contractual obligation (not Indebtedness) of the Borrower or any Loan Party;

                  (h) Investments in the capital stock or other ownership interests of any Specified Subsidiary newly organized after the date hereof, provided that Allied Waste, the Borrower and such Subsidiary comply with the applicable provisions of Section 5.18B with respect to such newly formed Subsidiary;

                  (i) other Investments made after the Effective Date in an aggregate amount at any time outstanding not to exceed the greater of
         (x) $420,000,000 and (y) 3% of Consolidated Total Assets;

                  (j) extensions of trade credit in the ordinary course of business in an aggregate amount not at any time exceeding $25,000,000;

                  (k)  receivables  owing to members  of the  Allied  Group that
         arise  in  the   ordinary   course  of  business  and  are  payable  or
         dischargeable in accordance with customary trade terms;

                  (l) Permitted Acquisitions and other transactions permitted by 6.06B;

                  (m) investments in or acquisitions of landfills, collection centers or other producing assets located in the United States pursuant to contemporaneous exchanges of similar assets with any other Person; provided that any portion of assets acquired for consideration other than any such exchange shall be deemed a Capital Expenditure and be subjected to the limitations of Section 6.15B;

                  (n) any Investment consisting of a Hedging Agreement permitted by Section 6.07B;

                  (o) any Investment acquired by any of the Loan Parties (A) in exchange for any other Investment or accounts receivable held by such Loan Party as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable; (B) as a result of a foreclosure by such Loan Party or other transfer of title with respect to any secured Investment in default or (C) in connection with the acquisition of an Acquired Business permitted hereunder which was an Investment of such Acquired Business existing prior to the date of such acquisition and not made in contemplation thereof; and

                  (p) Investments in Ref-Fuel and Guarantees of Indebtedness of Ref-Fuel required to be provided pursuant to contractual obligations existing on the date hereof by any Loan Party.

                  SECTION 6.06B. Mergers, Consolidations, Sales of Assets and Acquisitions. Neither Allied Waste nor the Borrower will, nor will it cause or permit any of its Restricted Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or conduct any Asset Sale of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired), or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person, except that:

                  (a) if at the time thereof and immediately after giving effect thereto no Tranche D Event of Default or Tranche D Default shall have occurred and be continuing (i) any wholly owned subsidiary (other than an Insurance Subsidiary) of Allied Waste may merge into the Borrower in a transaction in which the Borrower is the surviving corporation; and
         (ii) any Restricted Subsidiary of Allied Waste may merge into or consolidate with any other Restricted Subsidiary of Allied Waste in a transaction in which the surviving entity is a wholly owned Subsidiary of Allied Waste and no Person other than the Borrower or a wholly owned Subsidiary of Allied Waste receives any consideration. In connection with one or more Permitted Acquisitions, the Borrower or any of its Restricted Subsidiaries may merge with or into another Person;

                  (b) any Restricted Subsidiary of Allied Waste (other than the Borrower) may change the jurisdiction of any Domestic Subsidiary in which it is incorporated so long as the new jurisdiction is in the United States;

                  (c) the Borrower or any of the Loan Parties (other than Insurance Subsidiaries) may make Permitted Acquisitions and Investments permitted by Section 6.05B(a), (h), (i) and (p);

                  (d) the Borrower or any of its Restricted Subsidiaries may conduct the Asset Sales set forth on Schedule 5.20 hereto and other Asset Sales of a type not described in Section 5.17B, provided that the Net Available Proceeds of each such Asset Sale shall be applied in the manner set forth in Section 2.11;

                  (e) the Borrower and its Restricted Subsidiaries may effect asset swaps permitted by Section 6.05B(m); and

                  (f) Allied Waste may make Asset Sales to any of the Loan Parties and any Loan Party may make Assets Sales to Allied Waste or to another Loan Party.

                  SECTION 6.07B. Hedging Agreements. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any Hedging Agreement, other than (a) Hedging Agreements required by Section 5.16B (b) Hedging Agreements with respect to AWNA Senior Notes and BFI Indenture Debt, (c) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which Allied Waste or any Subsidiary is exposed in the conduct of its business or the management of its liabilities and (d) Hedging Agreements existing on the Effective Date.

                  SECTION  6.08B.  Restricted  Payments;   Certain  Payments  of
Indebtedness. (a) Allied Waste will not, nor will it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) Allied Waste may declare and pay dividends with respect to its capital stock payable solely in additional shares of its capital stock, (ii) Restricted Subsidiaries of the Borrower may declare and pay dividends ratably with respect to their capital stock, (iii) Allied Waste may make Restricted Payments, not exceeding an aggregate amount of $25,000,000 during any fiscal year, pursuant to and in accordance with the stock option plans or other benefit plans or in connection with incentive or compensation arrangements for current or former management or employees of the Borrower and its Restricted Subsidiaries, (iv) the Borrower or any Restricted Subsidiary may declare and make dividend payments to Allied Waste solely to the extent necessary for Allied Waste to pay for taxes and to pay administrative expenses to conduct its business in accordance with Sections 5.01B(b) and 6.10B, (v) Allied Waste may declare and pay dividends in respect of the Sponsor Preferred Stock payable solely in additional shares of Sponsor Preferred Stock (or other capital stock, as provided therein) and (vi) Allied Waste and its Restricted Subsidiaries may make Restricted Payments to the extent required by the terms of its joint venture or similar agreements in effect on the date hereof and listed on Schedule 6.08A; provided that immediately prior, and after giving effect to, such Restricted Payment, no Senior Event of Default shall have occurred and be continuing.

                  (b) Allied Waste will not nor will it permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (1) pay any dividends or make any other distributions on its capital stock or any other ownership interest or (2) make or repay any loans or advances to the Borrower or the parent of such Subsidiary, except for:

                  (x) existing restrictions under the Indebtedness set forth in
         Schedule 6.01;

                  (y) existing restrictions under the AWNA Senior Note Indenture and restrictions in the Senior Subordinated Note Documents, or agreements governing Permitted Subordinated Debt, but only to the extent that any of the foregoing limit the payment of dividends by the Borrower or its Subsidiaries to Allied Waste; and

                  (z) restrictions pursuant to any agreement entered into by any member of the Allied Group in connection with an Asset Sale for the period beginning with the date such agreement is entered into through the date that such Asset Sale is consummated; provided that (A) such restrictions only restrict dividends to be paid by any Subsidiary of Allied Waste in respect of the capital stock or assets that are being sold pursuant to such Asset Sale and (B) such Asset Sale is permitted hereunder.

                  SECTION 6.09B. Transactions with Affiliates. (a) Allied Waste will not, nor will it cause or permit any of its Restricted Subsidiaries to, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates (other than as provided in (b) below), except:

                  (i) subject to the provisions of Section 6.08B, between or among Allied Waste, the Borrower or any Subsidiary Loan Parties; or

                  (ii) that any member of the Allied Group may engage in any of the foregoing transactions, including the payment of financial advisory, financing, underwriting or placement fees or other investment banking fees, in the ordinary course of business at prices and on terms and conditions not less favorable to the members of the Allied Group than could be obtained on an arm's-length basis from unrelated third parties.

                  (b) Allied Waste will not, nor will it cause or permit any of its Subsidiaries to, make any payment of or on account of monitoring or management fees payable to the Sponsors or their Affiliates unless on the date of such payment no Tranche D Default or Tranche D Event of Default has occurred and is continuing or would result therefrom.

                  (c) The foregoing paragraph (a) shall not prohibit, to the extent otherwise permitted under this Agreement, (i) any issuance of securities of Allied Waste, or other payments, awards or grants in cash, securities of Allied Waste or other property pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of Allied Waste, (ii) loans or advances to employees of Allied Waste, the Borrower or any Subsidiary in accordance with Section 6.05B(e) and (f),
(iii) the payment of fees and indemnitees to directors, officers and employees of Allied Waste, the Borrower and the Subsidiaries in the ordinary course of business, (iv) transactions pursuant to Hedging Agreements permitted by Section 6.07B, (v) any employment agreements entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business, and (vi) any purchase by the Sponsors of capital stock of Allied Waste or any purchase by Allied Waste of capital stock of any Subsidiaries or any contribution by Allied Waste to the equity capital of the Borrower.

                  SECTION 6.10B. Business of Allied Waste, Borrower and Subsidiaries. Allied Waste will not, nor will it cause or permit any of its Restricted Subsidiaries to:

                  (a) Engage at any time, (i) in the case of the Borrower and each of the Restricted Subsidiaries (other than the Insurance
         Subsidiaries) in any business or business activity other than the business currently conducted by them and business activities reasonably incidental thereto and (ii) in the case of Allied Waste, in any business or business activity other than the direct ownership of all the outstanding stock of the Borrower or any Unrestricted Subsidiaries and all activities reasonably incidental thereto.

                  (b) Enter into any general partnership arrangement other than through a special purpose wholly owned Subsidiary; provided that any Investments associated with such general partnership shall be permitted hereunder.

                  In addition, none of the Loan Parties will permit the Insurance Subsidiaries to engage to any substantial extent in any line or lines of business or business activity other than the business currently conducted by such Insurance Subsidiaries and business activities reasonably incidental thereto.

                  SECTION 6.11B. Other Indebtedness and Agreements. The Borrower will not, nor will it cause or permit any of the Restricted Subsidiaries to:

                  (a) Make any distribution, whether in cash, property, securities or a combination thereof, other than scheduled payments and mandatory prepayments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or offer or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, (i) any Junior Indebtedness, or (ii) any other Indebtedness for borrowed money (except for the Senior Obligations and intercompany Indebtedness permitted hereby) other than (x) in a cumulative amount not greater than 25% of the cumulative amount of Excess Cash Flow for each year, commencing with the fiscal year ended December 31, 2000, (y) refinancings permitted by Section 6.01B(xiii) and (z) refinancings of Tranche D Loans and Exchange Notes with the proceeds from the issuance of Senior Subordinated Notes or other Permitted Subordinated Debt.

                  (b) Make any payment or prepayment of any Indebtedness that would violate the terms of this Agreement or of such Indebtedness, any agreement or document evidencing, related to or securing the payment or performance of such Indebtedness or any subordination agreement or provision applicable to such Indebtedness.

                  SECTION 6.12B. Designation of Unrestricted Subsidiaries. The Borrower will not make a Designation unless:

         (i) no Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

         (ii) the Borrower has delivered to the Agent (x) written notice of such Designation and (y) a certificate, dated the effective date of such Designation, of an Executive Officer stating that no Event of Default has occurred and is continuing and setting forth reasonably detailed calculations demonstrating pro forma compliance with Section 6.13A and Section 6.14A in accordance with paragraph (ii) above; and

         (iii) such Subsidiary has not Guaranteed (after giving effect to such Designation) any Indebtedness of Allied Waste or any other Restricted Subsidiary.

Neither the Borrower nor any Restricted Subsidiary shall at any time (x) provide a Guarantee of any Indebtedness of any Unrestricted Subsidiary, (y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any other Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon (or cause such Indebtedness or the payment thereof to be accelerated, payable or subject to repurchase prior to its final scheduled maturity) upon the occurrence of a default with respect to any other Indebtedness that is Indebtedness of an Unrestricted Subsidiary, except in the case of clause (x) or
(y) to the extent permitted under Section 6.01B and Section 6.05B hereof. Each Designation shall be irrevocable, and no Unrestricted Subsidiary may become a Restricted Subsidiary, be merged with or into the Company or a Restricted Subsidiary or liquidate into or transfer substantially all its assets to the Company or a Restricted Subsidiary.

                  SECTION 6.13B. Asset Disposition. (a) The Borrower will not, and will not permit any Restricted Subsidiary to, make any Asset Disposition unless: (i) in the case of any sale, transfer or other disposition of assets or stock with a fair market value in excess of 2% of Consolidated Total Assets, (A) such sale, transfer or other disposition is for consideration at least 75% of which is (u) cash or readily marketable cash equivalents, (v) the assumption of indebtedness or other liabilities reflected on the Consolidated balance sheet of the Borrower and its Restricted Subsidiaries in accordance with GAAP (excluding Indebtedness or any other liabilities subordinate in right of payment to the Term Loans) and release from all liability on such Indebtedness or other liabilities assumed, (w) assets used in, or stock or other ownership interests in a Person that upon the consummation of such Asset Disposition becomes a Restricted Subsidiary and will be principally engaged in the business of the Borrower or any of its Restricted Subsidiaries as such business is conducted immediately prior to such Asset Disposition, (x) any securities, notes or other obligations received by the Borrower or any such Restricted Subsidiary from such transferee that are contemporaneously (subject to ordinary settlement periods) converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of cash and Cash Equivalents received), (y) any Designated Noncash Consideration received pursuant to this clause (y) that is at the time outstanding, not to exceed 15% of Consolidated Total Assets at the time of the receipt of such Designated Noncash Consideration (with the fair market value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value), or (z) any combination thereof; and (B) such consideration is at least equal to the fair market value of the assets, transferred or disposed of (as determined in good faith by the Board of Directors or officers of the Borrower); and (ii) 100% of the Net Available Proceeds from such Asset Disposition (including from the sale of any marketable Cash Equivalent received therein) are applied by the Borrower or a Restricted Subsidiary (A) first, within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Proceeds, to Indebtedness of the Borrower or its Restricted Subsidiaries then outstanding under any Senior Indebtedness which would require such application or which would prohibit payments pursuant to Clause (B) following; (B) second, to the extent Net Available Proceeds are not required to be applied as specified in Clause (A), to repay the Tranche D Term Loans (to the extent such repayment is not prohibited by the terms of any Senior Indebtedness then in effect).

                  (b) Notwithstanding the foregoing, the Borrower shall not be required to comply with the provisions described in Clause (ii) of the preceding paragraph if the Net Available Proceeds are invested or committed to be invested within one year from the later of the date of the related Asset Disposition or the receipt of such Net Available Proceeds in assets that will be used in the business of the Borrower or any of its Restricted Subsidiaries as such business is conducted prior to such Asset Disposition (determined by the Borrower's board of directors in good faith).

                  SECTION 6.14B. Limitation on Senior Subordinated Indebtedness. Other than Acquired Indebtedness incurred in accordance with Section 6.01A(v), the Borrower will not incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Borrower and senior in any respect in right of payment to the Tranche D Loans. Other than acquired Guarantees of Acquired Indebtedness incurred in accordance with Section 6.01A(v), no Guarantor will incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to the Indebtedness of such Guarantor and senior in any respect in right of payment to such Guarantor's obligations under the Subordinated Parent Guarantee Agreement or Subordinated Subsidiary Guarantee Agreement, as the case may be.

                  SECTION 6.15B. Capital Expenditure. (a) Allied Waste and the Borrower will not, and will not permit any of the Restricted Subsidiaries to, make any Capital Expenditures that would cause the aggregate amount of such Capital Expenditures made by Allied Waste, the Borrower and the Restricted Subsidiaries in any fiscal year set forth below to exceed (a) for the fiscal year ending December 31, 1999, $800,000,000; and (b) for any fiscal year ending after December 31, 1999, the sum of (i) Capital Expenditures permitted by this
Section 6.15B for the prior fiscal year plus (ii) 25% of the gross revenues of Acquired Businesses acquired during the then-current fiscal year.

                  (b) Notwithstanding the foregoing, the Borrower may in any fiscal year, upon written notice to the Administrative Agent, increase the amount of Capital Expenditures permitted to be made during such fiscal year pursuant to this Section 6.15B by an amount equal to the lesser of (i) the total unused amount of Capital Expenditures permitted to be made pursuant to this
Section 6.15B for the immediately preceding fiscal year (minus the amount of any unused Capital Expenditures permitted to be made pursuant to this Section 6.15B that were carried forward to such preceding fiscal year pursuant to this paragraph (b)) and (ii) 50% of the amount of Capital Expenditures permitted to be made pursuant to this Section 6.15B for the immediately preceding fiscal year (minus the amount of any unused Capital Expenditures permitted to be made pursuant to this Section 6.15B that were carried forward to such preceding fiscal year pursuant to this paragraph (b)).


                                                ARTICLE VII

                                     Events of Default; Right To Cure

                  SECTION 7.01. Events of Default. (a) If any of the following events ("Senior Events of Default") shall occur:

                  (i) the Borrower shall fail to pay any principal of any Senior Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (ii) the Borrower shall fail to pay any interest on any Senior Loan or any fee or any other amount (other than an amount referred to in clause (i) of this paragraph (a) of this Section 7.01) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

                  (iii) any representation or warranty made or deemed made by or on behalf of Allied Waste, the Borrower or any Restricted Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

                  (iv) Allied Waste or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01A (with respect to the existence of Allied Waste or the Borrower), 5.05A, 5.10A or 5.21A or in Article VI-A;

                  (v) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (i), (ii) or (iv) of this paragraph (a) of this Section 7.01 and other than any covenant set forth in Article V-B or Article VI-B or any provision of the Subordinated Parent Guarantee Agreement or Subordinated Subsidiary Guarantee Agreement), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Senior Lender);

                  (vi) Allied Waste, the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness or the Tranche D Term Loans, when and as the same shall become due and payable beyond the applicable period of grace, if any, provided in the instrument or agreement under which such Material Indebtedness was created;

                  (vii) any event or condition occurs that results in any Material Indebtedness or the Tranche D Term Loans becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or the Tranche D Term Loans or any trustee or agent on its or their behalf to cause any Material Indebtedness or the Tranche D Term Loans to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (vii) shall not apply to Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets of the Borrower or any Restricted Subsidiary;

                  (viii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (A) liquidation, reorganization or other relief in respect of Allied Waste, the Borrower or any Material Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Allied Waste, the Borrower or any Material Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (ix) Allied  Waste,  the Borrower or any  Material  Loan Party
         shall (A) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (viii) of this Article, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Allied Waste, the Borrower or any Material Loan Party or for a substantial part of its assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors or (F) take any action for the purpose of effecting any of the foregoing;

                  (x) Allied Waste, the Borrower or any Material Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                  (xi) one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 (except to the extent covered by insurance as to which the insurer has acknowledged in writing its obligation to cover) shall be rendered against Allied Waste, the Borrower, any Material Loan Party or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Allied Waste, the Borrower or any Material Loan Party to enforce any such judgment;

                  (xii) an ERISA Event shall have occurred that, in the opinion of the Required Senior Lenders, when taken together with all other ERISA Events that have occurred and are then outstanding, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $50,000,000 for all periods;

                  (xiii) (A) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any material portion of the Collateral, with the priority required by the applicable Security Document, except (I) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (II) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Non-Shared Collateral Security Agreement or (B) the Obligations of the Borrower, or the obligations of Allied Waste or any Subsidiaries pursuant to a Guarantee Agreement shall cease to constitute senior indebtedness under the subordination provisions of any document or instrument evidencing any permitted subordinated Indebtedness or such subordination provisions shall be invalidated or otherwise cease to be legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms;

                  (xiv) a Change in Control shall occur; or

                  (xv) an Environmental Claim shall have been asserted against any member of the Allied Group or any of their respective Affiliates, that, in the reasonable judgment of the Required Senior Lenders, is reasonably likely to be determined adversely to any member of the Allied Group, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor);

then, and in every such event (other than an event with respect to the Borrower described in clause (viii) or (ix) of this paragraph (a) of this Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Senior Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Senior Commitments, and thereupon the Senior Commitments shall terminate immediately, and (ii) declare the Senior Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Senior Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to Allied Waste or the Borrower described in clause
(viii) or (ix) of this paragraph (a) of this Section 7.01, the Senior Commitments shall automatically terminate and the principal of the Senior Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                  (b) If any of the following events ("Tranche D Events of Default" shall occur:

                  (i) the Borrower shall fail to pay any interest on any Tranche D Loan or any Tranche D Obligation (other than an amount referred to in clause (ii) of this paragraph (b) of this Section 7.01) when and as the same shall become due and payable, and such failure shall continue unremedied for a period of 3 Business Days, whether or not prohibited by Article X of this Agreement;

                  (ii) the Borrower shall fail to pay any principal of any Tranche D Loan or when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise, whether or not prohibited by Article X of this Agreement;

                  (iii) any Tranche D Representation or Warranty or any other representation or warranty made or deemed made to the Tranche D Lenders by or on behalf of Allied Waste, the Borrower or any Restricted Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

                  (iv) Allied Waste or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01B (with respect to the existence of Allied Waste or the Borrower), 5.05B or 5.18B or in Article VI-B;

                  (v) any Loan Party shall fail to observe or perform any covenant, condition or agreement made for the benefit of the Tranche D Lenders contained in any Tranche D Loan Document (other than those specified in clause (i), (ii) or (iv) of this paragraph (b) of this
         Section 7.01), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Tranche D Lender);

                  (vi) Allied Waste, the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable beyond the applicable period of grace, if any, provided in the instrument or agreement under which such Material Indebtedness was created;

                  (vii) a default or defaults under any bonds, debentures, notes or other evidences of, or obligations constituting, Indebtedness by the Borrower, any Guarantors or any Restricted Subsidiary or under any mortgages, indentures, instruments or agreements under which there may be issued or existing or by which there may be secured or evidenced any Indebtedness of the Borrower, any Guarantor or any Restricted Subsidiary with a principal or similar amount then outstanding, individually or in the aggregate, in excess of $50,000,000 (whether such Indebtedness now exists or is hereafter created) which default or defaults constitute a failure to pay any portion of the principal or similar amount of such Indebtedness when due and payable after the expiration of any applicable grace period with respect to such Indebtedness, or will have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable;

                  (viii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (A) liquidation, reorganization or other relief in respect of Allied Waste, the Borrower or any Material Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Allied Waste, the Borrower or any Material Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (ix) Allied  Waste,  the Borrower or any  Material  Loan Party
         shall (A) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (viii) of this Article, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Allied Waste, the Borrower or any Material Loan Party or for a substantial part of its assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors or (F) take any action for the purpose of effecting any of the foregoing;

                  (x) Allied Waste, the Borrower, BFI or any Material Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                  (xi) one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 (except to the extent covered by insurance as to which the insurer has acknowledged in writing its obligation to cover) shall be rendered against Allied Waste, the Borrower, any Material Loan Party or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Allied Waste, the Borrower or any Material Loan Party to enforce any such judgment;

                  (xii) an ERISA Event shall have occurred that, in the opinion of the Required Tranche D Lenders, when taken together with all other ERISA Events that have occurred and are then outstanding, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $50,000,000 for all periods;

                  (xiii) a Change in Control shall occur; or

                  (xiv) an Environmental Claim shall have been asserted against any member of the Allied Group or any of their respective Affiliates, that, in the reasonable judgment of the Required Tranche D Lenders, is reasonably likely to be determined adversely to any member of the Allied Group, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor);

then, and in every such event (other than an event with respect to the Borrower described in clause (viii) or (ix) of this paragraph (b) of this Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Tranche D Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Tranche D Commitments, and thereupon the Tranche D Commitments shall terminate immediately, and (ii) declare the Tranche D Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Tranche D Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to Allied Waste or the Borrower described in clause (viii) or (ix) of this paragraph (b) of this
Section 7.01, the Tranche D Commitments shall automatically terminate and the principal of the Tranche D Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                  SECTION 7.02. Borrower's Right to Cure. (a) Leverage Ratio. Notwithstanding anything to the contrary contained in Section 7.01, in the event that Allied Waste and the Borrower fail to comply with the requirements of
Section 6.14A in respect of or as determined with reference to any Rolling Period, until the expiration of the 10th Business Day subsequent to the date the certificate calculating the Leverage Ratio is required to be delivered pursuant to Section 5.04A(c), Allied Waste shall have the right to issue Permitted Cure Securities for cash or otherwise receive cash contributions to the capital of Allied Waste, and, in each case, to apply such cash in accordance with Section 2.11(c) and, if applicable, Section 2.08(c) (collectively, the "Cure Right"), and upon such application by Borrower of such cash (the "Cure Amount") pursuant to the exercise by Allied Waste of such Cure Right the Leverage Ratio shall be recalculated giving effect to the following pro forma adjustments;

                  (i) Total Indebtedness shall be decreased in respect of the last fiscal quarter of such Rolling Period, solely for the purpose of measuring the Leverage Ratio and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and

                  (ii) if, after giving effect to the foregoing recalculation, Allied Waste and Borrower shall then be in compliance with the requirements of Section 6.14A, Allied Waste and Borrower shall be deemed to have satisfied the requirements of Section 6.14A as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Section 6.14A which had occurred shall be deemed cured for all purposes of the Agreement.

                  (b) Limitation on Exercise of Cure Right. Notwithstanding anything herein to the contrary, (a) in no event shall Allied Waste be entitled to exercise the Cure Right in more than three consecutive fiscal quarters, (b) in any eight fiscal quarter period, there must be a period of at least four consecutive fiscal quarters during which Allied Waste has not exercised its Cure Right and (c) each Cure Amount shall not exceed the amount required to cure the applicable failure to comply with Section 6.14A.


                                               ARTICLE VIII

                                         The Administrative Agent

                  Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. For purposes of this Article VIII, all references to the Administrative Agent are deemed to include the Collateral Agent and the Collateral Trustee.

                  The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Allied Waste, the Borrower or any Subsidiary or any Affiliate of any of the foregoing as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Senior Lenders or the Required Tranche D Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Allied Waste, the Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders, Required Senior Lenders or the Required Tranche D Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall not be deemed to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by Allied Waste, the Borrower or a Senior Lender or Tranche D Lender, as applicable, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.


                                                ARTICLE IX

                                               Miscellaneous

                  SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to Allied Waste or the Borrower, to it at 15880 N. Greenway--Hayden Loop, Suite 100, Scottsdale, Arizona, 85260, Office of the Treasurer, Attention of Treasurer (Telecopy No. (602) 627-2703), with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, NY 10004, Attention of Peter Golden, Esq. (Telecopy No. (212) 859-4000;

                  (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, NY 10081, Attention of Shoshana Tyson (Telecopy No.
         (212) 552-5777), with a copy to Chase Bank of Texas, National Association, 2200 Ross Avenue (3rd Floor), Dallas, TX 75201, Attention of Buddy Wuthrich (Telecopy No.
         (214) 965-2044);

                  (c) if to the Issuing Bank, to it at The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, NY 10081, Attention of Shoshana Tyson (Telecopy No. (212) 552-5777), with a copy to Chase Bank of Texas, National Association, 2200 Ross Avenue (3rd Floor), Dallas, TX 75201, Attention of Buddy Wuthrich (Telecopy No.
         (214) 965-2044);

                  (d) if to the Swingline Lender, to it at The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, NY 10081, Attention of Shoshana Tyson (Telecopy No.
         (212) 552-5777); and

                  (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Allied Waste, the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; except that (i) an agreement may increase the Senior Commitments or amend, waive or modify any provision of (A) Section 3.22 and Section 3.23, (B) any Section contained in Article V-A, (C) any Section contained in Article VI-A,
(D) Section 7.01(a), (E) Section 4.01(b) (insofar as it relates to Security Documents other than Tranche D Loan Documents) and Section 4.01(f) and (F) any Senior Event of Default or Senior Default with the written consent of the Required Senior Lenders (and not the Required Tranche D Lenders), (ii) an agreement may amend, waive or modify any provision of (A) any Section contained in Article V-B, (B) any Section contained in Article VI-B, (C) Section 7.01(b), and (D) Section 4.01(q) and (E) any Tranche D Event of Default or Tranche D Default with the written consent of the Required Tranche D Lenders (and not the Required Senior Lenders) and (iii) an agreement may amend, waive or modify any provision of this Agreement or any other Loan Document (other than the Subordinated Guarantee Agreements) with the written consent of the Required Senior Lenders, unless such amendment, waiver or modification adversely affects the Tranche D Lenders in their capacities as such, or, in the case of the Tranche D Loan Documents, with the written consent of the Required Tranche D Lenders, unless such an amendment, waiver or modification adversely affects the Senior Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) extend the final maturity of any Loan or L/C Disbursement, without the prior written consent of each Lender directly affected thereby, (iv) extend the scheduled amortization (other than final maturity) of any Loan or the scheduled date for payment of interest and fees without the prior written consent of Lenders holding Loans representing at least 80% of the aggregate principal amount of the then outstanding Loans affected thereby, (v) accelerate any scheduled amortization (including final maturity) of any Loan without the prior written consent of Lenders holding Loans representing at least 80% of the aggregate principal amount of the then outstanding Loans affected thereby, (vi) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments among Senior Lenders required thereby, without the written consent of each Senior Lender, or would alter the pro rata sharing of payments among Tranche D Lenders required thereby, without the written consent of each Tranche D Lender, (vii) change any of the provisions of this Section that affect the Senior Lenders or the definition of "Required Senior Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders or Senior Lenders (or Lenders or Senior Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Senior Lender (or each Senior Lender of such Class, as the case may be) or change any of the provisions of this Section that affects the Tranche D Lenders or the definition of "Required Tranche D Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders or Tranche D Lenders (or Lenders or Tranche D Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Tranche D Lender (or each Tranche D Lender of such Class, as the case may be), (viii) release Allied Waste or any Material Loan Party from its Guarantee under the applicable Guarantee Agreement (except as expressly provided in such Guarantee Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Senior Lender or Tranche D Lender, as applicable, (ix) release all or substantially all of the Collateral from the Liens of the Security Documents, without the written consent of each Senior Lender, (x) change the rights of the Tranche B Lenders or Tranche C Lenders to decline mandatory prepayments as provided in Section 2.11, without the written consent of Tranche B Lenders or Tranche C Lenders, as applicable, holding a majority of the outstanding Tranche B Term Loans or Tranche C Term Loans, as applicable or (xi) impose any additional restriction (other than as set forth in Section 9.14 on the date hereof) on the rights of the Tranche D Lenders hereunder to exchange any Tranche D Loans for Exchange Notes or change the rate of exchange thereof or amend the terms of the Exchange Notes in any manner that requires (or would, if the Exchange Notes were outstanding, require) the approval of all holders of Exchange Notes; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Banks or the Swingline Lender without the prior written consent of the Administrative Agent, the Issuing Banks or the Swingline Lender, as the case may be, and (B) no such agreement shall effect any waiver, amendment or modification that by its terms adversely affects the rights in respect of payments or collateral of Lenders participating in any Class of Loans differently from those of Lenders participating in other Classes of Loans, without the consent of a majority in interest of the Lenders participating in the adversely affected Class, or change the relative rights in respect of payments or collateral of the Lenders participating in different Classes of Loans without the consent of a majority in interest of Lenders participating in each affected Class; provided further, that the Administrative Agent, on the one hand, and, in the case of this Agreement, Allied Waste and the Borrower or, in the case of any other Loan Document, the Loan Parties thereto, on the other hand, may, without the consent of any Lender amend or modify this Agreement or any other Loan Document, as the case may be, (A) to cure any typographical error, so long as such amendment or modification does not adversely affect the rights of any Lender, any Issuing Bank or the Administrative Agent, (B) to effect the assumption by a successor Person of all obligations of the Borrower or any other Loan Party under this Agreement and the other Loan Documents in connection with any transaction complying with Section 6.06A(a), (C) to correct and amplify the description of any property subject or intended to be subject to the Lien of the applicable Security Document and (D) to add property to the Collateral as permitted or required by the applicable Security Document; and provided further that any increase in the Tranche D Margin in accordance with the terms of the fee letters will not require any amendment to this Agreement and will be effective upon notice by the Administrative Agent. Notwithstanding the foregoing, no amendment, waiver or modification of this Agreement shall be effective if such amendment, waiver or modification shall cause the covenants, the change of control definition and the events of default applicable to the Tranche D Loans to be more restrictive than the covenants, the change of control definition and the events of default applicable to the Senior Loans.

                  Except  as  otherwise  provided  herein  or  in  the  Security
Documents, the Administrative Agent shall not consent to terminate any Guarantee, release any collateral or terminate any Lien under any Security Document unless such release or termination shall be consented in writing by the Required Senior Lenders; provided that: (i) the consent of all Senior Lenders shall be required to release all or substantially all of the Collateral or release all or substantially all guarantors under the Guarantee Agreements from the Guarantees, except upon the termination of all Liens and all Guarantees created by the Security Documents in accordance with the terms thereof; and (ii) no such consent shall be required to release any Lien covering property subject to an Asset Sale permitted hereunder and, in the case of an Asset Sale involving the sale of a Subsidiary Loan Party permitted hereunder, the Guarantee of such Subsidiary Loan Party, and, upon such a permitted Asset Sale, such property and/or such Subsidiary Loan Party shall be transferred free and clear of the Lien of the Security Documents and/or Guarantee, if applicable, without any action on the part of any party (and the Administrative Agent is hereby authorized to execute such releases and other documents, and to take such other action, as the Borrower may reasonably request to give effect thereto).

                  SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates and the other Initial Lenders, including but not limited to the reasonable expenses incurred in connection with due diligence and the reasonable fees, charges and disbursements of counsel for the Administrative Agent and of a single local counsel for the Administrative Agent in each applicable jurisdiction, in connection with the syndication of the credit facilities provided for herein, the preparation and administration (to the extent such administration of an outside counsel or consultant) of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                  (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any Property or Former Property (as defined in Section 3.16 hereof), or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Issuing Bank, the Collateral Agent (with respect to its activities for the benefit of the Senior Lenders) or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, and each Senior Lender agrees to pay to the Issuing Bank, the Collateral Agent or the Swingline Lender, as the case may be, such Lender's or Senior Lender's, as applicable, pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time and a Senior Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures outstanding, Senior Term Loans and unused Senior Commitments at the time.

                  (d) To the extent permitted by applicable law, neither Allied Waste nor the Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                  (e) All amounts due under this Section shall be payable not later than ten days after written demand therefor.

                  SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not, other than in connection with a merger or consolidation permitted by Section 6.06A and Section 6.06B where the survivor of such merger or consolidation assumes the Borrower's obligations hereunder, assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may  assign to one or more  assignees  all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that
(i) except in the case of an assignment to a Lender, an Affiliate of a Lender or a Related Fund of a Lender, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Senior Lender's obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Bank and the Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender, an Affiliate of a Lender, or a Related Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance or Tranche D Assignment and Acceptance, as the case may be, with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed or advised by the same investment advisor of such fund or by an affiliate of such investment advisor as a single assignment for purposes of the minimum amount) unless each of the Borrower and the Administrative Agent otherwise consent (which consent shall not be unreasonably withheld), (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance or Tranche D Assignment and Acceptance, as applicable, together (except in the event of an assignment by the Initial Lenders) with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if a Senior Event of Default under clause (viii) or (ix) of Section 7.01(a) has occurred and is continuing or if a Tranche D Event of Default under clause (viii) or (ix) of Section 7.01(b) has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance or Tranche D Assignment and Acceptance, as applicable, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance or Tranche D Assignment and Acceptance, as applicable, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance or Tranche D Assignment and Acceptance, as applicable, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance or Tranche D Assignment and Acceptance, as applicable, covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

                  (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance and Tranche D Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and Allied Waste, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Senior Lender or Tranche D Lender, as applicable, hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be provided to each Initial Lender and be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance or Tranche D Assignment and Acceptance, as applicable, executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance or Tranche D Assignment and Acceptance, as applicable, and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may,  without the consent of the Borrower,  the
Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Allied Waste, the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15,
2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender or Foreign Tranche D Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.17(e) and 2.17(f) as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  (h) In the event that Standard & Poor's Ratings Group or Moody's Investors Service, Inc. shall downgrade the long-term certificate of deposit ratings or long-term senior unsecured debt ratings of any Senior Lender (or the parent company thereof), and the resulting ratings shall be BBB+ or Baa1 or lower, then the Fronting Bank shall have the right, but not the obligation, at its own expense, upon notice to such Senior Lender and the Administrative Agent, to replace (or to request Allied Waste and Borrower, at the sole expense of the Fronting Bank, to use their reasonable efforts to replace) such Senior Lender with respect to such Senior Lender's Revolving Credit Commitment with an assignee (in accordance with and subject to the restrictions contained in paragraph (b) above), and such Senior Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in paragraph (b) above) all its interests, rights and obligations in respect of its Revolving Credit Commitment to such assignee; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and (ii) such assignee shall pay to such Senior Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans and L/C Disbursements of such Senior Lender hereunder and all other amounts accrued for such Senior Lender's account or owed to it hereunder.

                  (i) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPV"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the Unites Sates or any State thereof. In addition, notwithstanding anything to the contrary in this Section 9.04, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. As this Section 9.04(i) applies to any particular SPV, this section may not be amended without the written consent of such SPV.

                  SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, the commitment letters and fee letters heretofore entered into with the Initial Lenders and Credit Suisse First Boston relating to the facilities contemplated by this Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof; provided that the Borrower's obligations under such commitment letters shall terminate and be superseded by the provisions of the Loan Documents on the Effective Date to the extent specifically set forth in such commitment letters. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 9.08. Right of Setoff. If (i) a Senior Event of Default shall have occurred and be continuing, each Senior Lender and each of its Affiliates or (ii) a Tranche D Event of Default shall have occurred and be continuing, each Tranche D Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have and are subject to the provisions of Article X.

                  SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Each of Allied Waste and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Allied Waste, the Borrower or its properties in the courts of any jurisdiction.

                  (c) Each of Allied Waste and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed
(a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) to any direct or indirect contractual counterparty to an Interest Rate Protection Agreement or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 9.12), (h) to the National Association of Insurance Commissioners or any similar organization,
(i) with the consent of the Borrower or (h) to the extent such Information (j) becomes publicly available other than as a result of a breach of this Section or
(ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than Allied Waste or the Borrower. For the purposes of this Section, "Information" means all information received from Allied Waste or the Borrower relating to Allied Waste or the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Allied Waste or the Borrower; provided that, in the case of information received from Allied Waste or the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                  SECTION 9.14. Exchange of Loans for Exchange Notes. (a) At any time and from time to time, on or after the first anniversary of the Effective Date and before the Tranche D Maturity Date, if all or any portion of a Tranche D Loan of any Tranche D Lender shall remain outstanding, such Tranche D Lender shall have the option to receive an Exchange Note in exchange for all or a portion of such Loan in accordance with clause (b) of this Section. The principal amount of any Exchange Note received in such an exchange will equal 100% of the aggregate principal amount of the Tranche D Loan (or portion thereof) for which it is exchanged on the date of exchange (any such date, an "Exchange Date").

                  (b) To request an Exchange Note, a Tranche D Lender shall, by hand delivery or telecopy to the Administrative agent and the Borrower, deliver a written request (an "Exchange Request") that specifies the aggregate principal amount of such Tranche D Lender's Tranche D Loan to be exchanged ,which shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000; provided that a Tranche D Lender may not elect to exchange its outstanding Tranche D Loan for an Exchange Note unless such Tranche D Lender intends at the time of such partial exchange to sell the Exchange Note received in such exchange to a third party and so certifies to such intent in the applicable Exchange Notice. The Borrower shall, not later than five Business Days following receipt of an Exchange Request, (i) execute and deliver, cause each Tranche D Restricted Subsidiary to execute and deliver and cause a bank or trust company that meets the requirements of Section 7.10 of the Exchange Note Indenture to execute and deliver, in its capacity thereunder, the Exchange Note Indenture if the Exchange Note Indenture shall not have been previously executed and delivered and (ii) prepare, execute and deliver to such Tranche D Lender in accordance with the terms of the Exchange Note Indenture, an Exchange Note (A) payable to such Tranche D Lender, (B) in a principal amount equal to the principal amount of such Tranche D Lender's Loan (or portion thereof) being exchanged, (C) bearing interest as set forth in the Exchange Note Indenture and
(D) dated the Exchange Date, and cause each Tranche D Restricted Subsidiary to endorse its Guarantee thereon. Upon such exchange, the Tranche D Loan (or portion thereof) so exchanged shall be deemed repaid in an amount equal to the aggregate principal amount of such Tranche D Loan so exchanged.

                  (c) Any Exchange Note issued in accordance with this Section shall be governed by, and construed in accordance with, the terms of the Exchange Note Indenture.

                  (d) If any Default (but not an Event of Default) shall have occurred and be continuing on any Exchange Date, any notices given or cure periods commenced while the Tranche D Loan to be exchanged was outstanding shall be deemed given or commenced (as of the actual date thereof) for all purposes with respect to the applicable Exchange Note (with the same effect as if the relevant Exchange Note had been outstanding as of the actual dates as provided in the Exchange Note Indenture).

                  SECTION 9.15. Registration Rights. If Exchange Notes are issued pursuant to the terms hereof, then the holders of such Exchange Notes shall have the right, as set forth in an Exhibit to the Exchange Note Indenture, to require the Borrower to use its best efforts to register the Exchange Notes under the Securities Act of 1933.


                                                 ARTICLE X

                                               Subordination

                  SECTION 10.01. Agreement To Subordinate. The Borrower agrees, and each Tranche D Lender agrees, that the Tranche D Obligations are subordinated in right of payment, to the extent and in the manner provided in this Article X, to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness and that the subordination is for the benefit of and enforceable by the holders of Senior Indebtedness. The Tranche D Obligations shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Borrower and only indebtedness of the Borrower that is Senior Indebtedness shall rank senior to the Tranche D Obligations in accordance with the provisions set forth herein.

                  SECTION 10.02. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of the Borrower to creditors upon a total or partial liquidation or a total or partial dissolution of the Borrower or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrower or its property:

                  (1) holders of Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents of the Senior Indebtedness before Tranche D Lenders shall be entitled to receive any payment of principal of, or premium, if any, interest or any other amount in respect of the Tranche D Obligations; and

                  (2) until the Senior Indebtedness is paid in full in cash or in Cash Equivalents, any payment or distribution to which Tranche D
         Lenders would be entitled but for this Article X shall be made to holders of Senior Indebtedness as their interests may appear.

                  SECTION 10.03. Default on Senior Indebtedness. The Borrower may not pay the principal of, premium, if any, interest on, or any other amount in respect of the Tranche D Obligations or make any deposit pursuant to any defeasance provision or otherwise repay any Tranche D Obligation (collectively, "repay the Tranche D Obligations") if (i) any Senior Indebtedness is not paid when due or (ii) any other default on Senior Indebtedness occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Senior Indebtedness has been paid in full in cash or Cash Equivalents; provided, however, that the Borrower may repay the Tranche D Obligations without regard to the foregoing if the Borrower and the Administrative Agent receive written notice approving such payment from the Representative of the Designated Senior Indebtedness with respect to which either of the events set forth in (i) or (ii) above has occurred and is continuing. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Borrower may not repay the Tranche D Obligations for a period (a "Payment Blockage Period") commencing upon the receipt by the Borrower and the Administrative Agent of written notice (a "Blockage Notice") of such default from the Representative of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Administrative Agent and the Borrower from the Person or Persons who gave such Blockage Notice, (ii) by repayment in full of such Designated Senior Indebtedness or (iii) because the default giving rise to such Blockage Notice is no longer continuing). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section), unless the holders of such Designated Senior Indebtedness or the Representative of such holders shall have accelerated the maturity of such Designated Senior Indebtedness, the Borrower may resume payment of the Tranche D Obligations after such Payment Blockage Period. Not more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to the Designated Senior Indebtedness during such period; provided, however, that if any Blockage Notice within such 360-day period is given by or on behalf of any holders of Designated Senior Indebtedness (other than the Bank Indebtedness), the Representative of the Bank Indebtedness may give another Blockage Notice within such period; provided further, however, that in no event may the total number of days during which any Payment Blockage Period or Periods is in effect exceed 179 days in the aggregate during any 360 consecutive day period.

                  SECTION 10.04. Acceleration of Payment of Notes. If repayment of the Tranche D Obligations are accelerated because of a Tranche D Event of Default, the Borrower or the Administrative Agent shall promptly notify the holders of the Designated Senior Indebtedness of the acceleration. If any Designated Senior Indebtedness is outstanding, the Borrower may not repay the Tranche D Obligations until five Business Days after the representative of the Designated Senior Indebtedness receives notice of such acceleration and, thereafter, may repay the Tranche D Obligations only if this Article X otherwise permits the payment at that time.

                  SECTION 10.05. When Distributions Must Be Paid Over. If a distribution is made to Tranche D Lenders that because of this Article X should not have been made to them, the Tranche D Lenders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

                  SECTION 10.06. Subrogation. After all Senior Indebtedness is paid in full and until the Tranche D Obligations are repaid in full, Tranche D Lenders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A distribution made under this Article X to holders of Senior Indebtedness that otherwise would have been made to Tranche D Lenders is not, as between the Borrower and Tranche D Lenders, a payment by the Borrower on Senior Indebtedness.

                  SECTION 10.07. Relative Rights. This Article X defines the relative rights of Tranche D Lenders and holders of Senior Indebtedness. Nothing in this Agreement shall:

                  (1) impair, as between the Borrower and Tranche D Lenders, the obligation of the Borrower, which is absolute and unconditional, to pay principal of, premium, if any, interest or any other amounts in respect of Tranche D Obligations in accordance with the terms thereof; or

                  (2) prevent the Administrative Agent or any Senior Lender from exercising its available rights of holders of Senior Indebtedness to receive distributions otherwise payable to Tranche D Lenders.

                  SECTION 10.08. Subordination May Not Be Impaired by Borrower. No right of any holder of Senior Indebtedness to enforce the subordination of the Tranche D Obligations shall be impaired by any act or failure to act by the Borrower or by its failure to comply with this Agreement.

                  SECTION 10.09. Rights of Administrative Agent. Notwithstanding
Section 10.03, the Administrative Agent may continue to make payments on the Tranche D Obligations and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Responsible Officer of the Administrative Agent receives notice satisfactory to it that payments may not be made under this Article X. The Borrower, a Representative or a holder of Senior Indebtedness may give the notice.

                  The Administrative Agent in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Administrative Agent. The Administrative Agent shall be entitled to all the rights set forth in this Article X with respect to any Senior Indebtedness that may at any time be held by it, to the same extent as any other holder of Senior Indebtedness; and nothing in Article VIII shall deprive the Administrative Agent of any of its rights as such holder. Nothing in this
Article X shall apply to claims of, or payments to, the Administrative Agent under or pursuant to Article VIII.

                  SECTION 10.10. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative (if any).

                  SECTION 10.11. Article X Not To Prevent Tranche D Events of Default or Limit Right To Accelerate. The failure to make a payment pursuant to Tranche D Obligations by reason of any provision in this Article X shall not be construed as preventing the occurrence of a Tranche D Default. Nothing in this
Article X shall have any effect on the right of the Tranche D Lenders or the Administrative Agent to accelerate the maturity of the Tranche D Obligations.

                  SECTION 10.12. Administrative Agent Entitled To Rely. Upon any payment or distribution pursuant to this Article X, the Administrative Agent and the Tranche D Lenders shall be entitled to rely (i) upon any order or decree of a court or competent jurisdiction in which any proceedings of the nature referred to in Section 10.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Administrative Agent or to the Tranche D Lenders or (iii) upon the Representatives for the holders of Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other Indebtedness of the Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article
X. In the event that the Administrative Agent determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article X, the Administrative Agent may request such Person to furnish evidence to the reasonable satisfaction of the Administrative Agent as to the amount of Senior Indebtedness held by such person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article X, and, if such evidence is not furnished, the Administrative Agent may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Article VIII shall be applicable to all actions or omissions of actions by the Administrative Agent pursuant to this
Article X.

                  SECTION 10.13. Administrative Agent To Effectuate Subordination. Each Tranche D Lender by making Tranche D Term Loans, authorizes and directs the Administrative Agent on such Tranche D Lender's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Tranche D Lenders and the holders of Senior Indebtedness as provided in this Article X and appoints the Administrative Agent as attorney-in-fact for any and all such purposes.

                  SECTION 10.14. Administrative Agent Not Fiduciary for Holders of Senior Indebtedness. The Administrative Agent shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to the Tranche D Lenders or the Borrower or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article X or otherwise.

                  SECTION 10.15. Reliance by Holders of Senior Indebtedness on Subordination Provisions. Each Tranche D Lender by making Tranche D Term Loans, acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the making of the Tranche D Term Loans, to acquire and continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such









                           [space intentionally left blank]
 subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                 ALLIED WASTE INDUSTRIES, INC.,

                                               by
                                               -------------------------
                                                 Name:
                                                 Title:


                ALLIED WASTE NORTH AMERICA, INC.,

                                               by
                                               -------------------------
                                                 Name:
                                                 Title:


                                             THE CHASE MANHATTAN BANK,
                                             individually and as Administrative
                                             Agent and Collateral Agent,

                                               by
                                               -------------------------
                                                 Name:
                                                 Title:


                                             CITICORP USA, INC.,
                                             individually and as
                                             Syndication Agent,

                                               by
                                               -------------------------
                                                 Name:
                                                 Title:


                                             DLJ CAPITAL FUNDING, INC.,
                                             individually and as
                                             Documentation Agent,

                                               by
                                               -------------------------
                                                 Name:
                                                 Title:

CREDIT SUISSE FIRST BOSTON, individually and as Documentation Agent,

  by
    -------------------------
    Name:
    Title:

  by
    -------------------------
    Name:
    Title: